Exhibit 10.154

                            LOAN AND SECURITY AGREEMENT

      THIS LOAN AND SECURITY AGREEMENT is made as of March 6, 1997, by and among GREEN TREE FINANCIAL SERVICING CORPORATION ("Lender"), a Delaware corporation with an office at 100 North Point Center East, Suite 200, Alpharetta, Georgia 30202-4168; LITCHFIELD FINANCIAL CORPORATION ("Litchfield"), a Massachusetts corporation with its chief executive office and principal place of business at 789 Main Road, Stamford, Vermont 05352; and GREEN MOUNTAIN FUNDING CORP. ("Green Mountain"), a Delaware corporation with its chief executive office and principal place of business at 789 Main Road, Stamford, Vermont 05352 (Litchfield and Green Mountain are referred to collectively as "Borrowers" and individually as a "Borrower").

      Each Borrower has requested that Lender make available a revolving credit facility to Borrowers, which facility shall be used by Borrowers to finance their mutual and collective enterprise of financing the acquisition and development of rural and vacation properties and timeshare interests. In order to utilize the financial powers of each Borrower in the most efficient and economical manner, and in order to facilitate the financing of each Borrower's needs, Lender will, at the request of either Borrower, make loans to both Borrowers under the revolving credit facility on a combined basis and in accordance with the provisions hereinafter set forth. Borrowers' business is a mutual and collective enterprise and Borrowers believe that the consolidation of all revolving credit loans under this Agreement will enhance the aggregate borrowing powers of each Borrower and ease the administration of their revolving credit loan relationship with Lender, all to the mutual advantage of Borrowers. Lender's willingness to extend credit to Borrowers and to administer each Borrower's collateral security therefor, on a combined basis as more fully set forth in this Agreement, is done solely as an accommodation to Borrowers and at Borrowers' request in furtherance of Borrowers' businesses.

      NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1.  GENERAL DEFINITIONS

      A&D  Borrower  - a  Person  to  whom  an  A&D  Loan  from  a  Borrower  is
      -------------
      outstanding.

      A&D  Collateral  - all  Property  and  interests  in  Property  in which a
      ---------------
      Borrower holds a Lien to secure the whole or any part of an A&D Loan, including the A&D Project securing such A&D Loan.

      A&D Loan - an  acquisition  or  development  term loan made or acquired by
      --------
      Litchfield prior to the date hereof and identified on Exhibit D hereto, or made or acquired by Green Mountain after the Closing Date, to an A&D Borrower for the purpose of enabling such A&D Borrower to pay all or part of the purchase price of an A&D Project and/or the cost of repairing, refurbishing or making improvements to such A&D Project or converting such A&D Project to a Timeshare Project.

      A&D Loan  Documents - for each A&D Loan, all  instruments,  agreements and
      -------------------
      other documents that at any time evidence or secure the payment of such A&D Loan.

      A&D Loan Formula Amount - on any date of  determination  thereof,  the sum
      -----------------------
      derived by (a) calculating for each Eligible A&D Loan outstanding on such date the lesser of (i) the Applicable A&D Loan Margin or (ii) the Applicable A&D Collateral Margin, and (b) adding together each of the calculations so determined.

      A&D Obligor - a Person who is liable for the payment, in whole or in part,
      -----------
      of an A&D Loan, including the A&D Borrower and any guarantor of such A&D Loan.

      A&D Project - improved  real  Property that is acquired by an A&D Borrower
      -----------
      with the proceeds of an A&D Loan and that at the time of acquisition constitutes a Timeshare Project or a fully constructed hotel or condominium that is to be converted into a Timeshare Project.

      Acceptable A&D Loan Documents - for each A&D Loan, A&D Loan Documents that
      -----------------------------
      evidence or secure the payment of such A&D Loan and that are Enforceable, contain terms and conditions (including Payment Rights and Remedies) that are substantially in the form and scope (excepting only local law variations and changes in basic business terms) of the sample A&D Loan Documents annexed to the Transaction Documents Certificate, consistent with the Underwriting Criteria and otherwise acceptable to Lender and create Enforceable Liens with respect to the A&D Collateral purported to be covered thereby. In no event shall any A&D Loan Documents be deemed to constitute "Acceptable A&D Loan Documents" unless, pursuant to express provisions set forth therein, such documents, together with all Payment Rights, Remedies and Liens provided for thereunder, may be assigned (whether outright or as security) or otherwise transferred to any Person without the necessity of obtaining the consent of or giving prior notice to any other party to any of such documents for the effectiveness of any such assignment or transfer.

      Acceptable  Hypothecation  Loan Documents - for each  Hypothecation  Loan,
      -----------------------------------------
      Hypothecation Loan Documents that evidence or secure the payment of such Hypothecation Loan and are Enforceable, contain terms and conditions (including Payment Rights and Remedies) that are substantially in the form and scope (excepting only local law variations and changes in basic business terms) of the sample Hypothecation Loan Documents annexed to the Transaction Documents Certificate, consistent with the Underwriting
      Criteria and otherwise acceptable to Lender and create Enforceable Liens with respect to the Hypothecation Collateral purported to be covered thereby. In no event shall any Hypothecation Loan Documents be deemed to constitute "Acceptable Hypothecation Loan Documents" unless, pursuant to express provisions set forth therein, such documents, together with all Payment Rights, Remedies and Liens provided for thereunder, may be assigned (whether outright or as security) to any Person without the necessity of obtaining the consent of or giving prior notice to any other party to any of such documents for the effectiveness of any such assignment or transfer.

      Account - shall have the meaning given to "account" in the UCC.
      -------

      Affiliate - a Person  (other  than a  Subsidiary):  (i) which  directly or
      ---------
      indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or
      (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

      Agency  Agreement  (Document  Agent) - the  Collateral  Agent  and  Bailee
      ------------------------------------
      Agreement (Document Agent) to be executed on or about the Closing Date by Borrowers, Lender and Document Agent.

      Agency Agreement (Servicing Agent) - for each Servicer, a Collateral Agent
      ----------------------------------
      and Bailee Agreement to be executed on or about the Closing Date by Borrowers, Lender and such Servicer.

      Agency  Agreements - collectively,  the Agency Agreement  (Document Agent)
      ------------------
      and each Agency Agreement (Servicing Agent).

      Applicable A&D  Collateral  Margin - on any date and for each Eligible A&D
      ----------------------------------
      Loan outstanding on such date, an amount equal to (a) 65% of the Appraised Value of the Eligible A&D Project for such Eligible A&D Loan if, at the time of acquisition thereof by the A&D Borrower, such Eligible A&D Project constituted hotel property; (b) 75% of the Appraised Value of Eligible A&D Project for such Eligible A&D Loan if, at the time of acquisition thereof by the A&D Borrower, such Eligible A&D Project constituted a condominium project; and (c) if the Appraised Value has not been determined or relates to a Timeshare Project, 80% of the Sales Value. In applying the Applicable A&D Collateral Margin, if more than one A&D Loan is secured by the same Eligible A&D Project, then all such A&D Loans shall be deemed to be one A&D Loan.

      Applicable  A&D Loan Margin - on any date and for each  Eligible  A&D Loan
      ---------------------------
      outstanding on such date, an amount equal to 80% of the Net Principal Balance of such Eligible A&D Loan on such date, but not to exceed (a) during the period commencing 366 days, and ending 550 days, after the date of this Agreement, 75% of the original principal amount of such Eligible A&D Loan, and (b) during the period commencing 551 days, and ending 730 days, after the date of this Agreement, 70% of the original principal amount of such Eligible A&D Loan; provided, however, that the applicable percentage shall be reduced to 0% after 730 days following the date of this Agreement.

      Applicable  Laws - all  laws,  rules  and  regulations  applicable  to the
      ----------------
      Person, conduct, transaction, covenant, Loan Documents, Transaction Documents, Timeshare Financing Documents or other matters in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators. The term includes all Consumer Laws, Land Sales Laws, and Environmental Laws.

      Appraised  Value - with respect to any A&D Project,  the fair market value
      ----------------
      of such A&D Project as determined by an independent third party appraiser who holds an MAI designation and who is state licensed or certified under the laws of the state in which the A&D Collateral is located, which valuation is reflected in an appraisal prepared by such appraiser not more than 60 days prior to the date of acquisition of such A&D Project by an A&D Borrower.

      Approved Servicer- a Servicer identified on Exhibit A hereto.
      -----------------                           ---------

      Bank of Boston - the First National Bank of Boston,  a national bank, with
      --------------
      its headquarters in Boston, Massachusetts.

      Bank One - Bank One, Arizona, N.A., a national banking association.
      --------

      Bankruptcy Code - title 11 of the United States Code.
      ---------------

      Borrowing Base  Certificate - a Borrowing Base  Certificate in the form of
      ---------------------------
      Exhibit B hereto.
      ---------

      Business Day - any day excluding  Saturday,  Sunday and any day which is a
      ------------
      legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed.

      Business Entity - a corporation,  partnership,  limited liability company,
      ---------------
      business trust or other form of business entity.

      Capital  Expenditures - expenditures made or liabilities  incurred for the
      ---------------------
      acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

      Capitalized Lease Obligation - any Debt represented by obligations under a
      ----------------------------
      lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

      Cash   Equivalents  -  (i)  marketable   direct   obligations   issued  or
      ------------------
      unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, bankers' acceptances having maturities of not more than 12 months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by Standard & Poor's Corporation of P-1 (or better) by Moody's Investors Services, Inc., and not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Services, Inc., and having a maturity within 9 months after the date of acquisition thereof.

      Cash Flow - cash  revenues of an A&D  Borrower in relation to a particular
      ---------
      A&D Project, less cash expenditures and other outlays by such A&D Borrower in relation to such A&D Project.

      Chattel  Paper - shall  have the  meaning  ascribed  to the term  "chattel
      --------------
      paper" in the UCC.

      Claims - any and all claims, demands,  liabilities,  obligations,  losses,
      ------
      damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees and expenses), whether arising under or in connection with the Loan Documents, any Transaction Documents, any Applicable Laws (including any Environmental Law) or otherwise.

      Closing  Date - the  date on  which  all of the  conditions  precedent  in
      -------------
      Section 9 of this Agreement are satisfied and the initial Revolver Loan is made under this Agreement.

      Collateral - all of the Property  and  interests in Property  described in
      ----------
      Section 6 of this Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

      Compliance Certificate - a Compliance Certificate in the form of Exhibit E
      ----------------------                                           ---------
      hereto.

      Concentration Accounts - the 2 bank accounts to be established on or about
      ----------------------
      the date of this Agreement by Borrowers at Bank One or such other financial institution (or financial institutions) acceptable to Lender, as provided in Section 4.4 of this Agreement, which accounts shall constitute the depository accounts for all payments and proceeds with respect to Pledged Loans and Pledged Loan Collateral, shall be collaterally assigned to Lender pursuant to the Deposit Account Assignments, and shall be the subject of the Payment Direction Agreements.

      Consolidated  - the  consolidation  in accordance  with GAAP of assets and
      ------------
      liabilities.

      Consumer  Laws - all federal,  state or local laws,  rules or  regulations
      --------------
      that govern or relate to the rights or protections of consumers, including the Truth in Lending Act (and Regulation Z promulgated by the Federal Reserve Board pursuant thereto), the Equal Credit Opportunity Act (and Regulation by promulgated by the Federal Reserve Board pursuant thereto), the Consumer Credit Protection Act of 1968, the Real Estate Settlement Procedures Act of 1974, the Fair Debt Collection Practices Act, all Land Sales Laws, and all Applicable Laws regulating the amount of interest fees or other charges that may be assessed against or collected from consumers.

      Credit Facilities - Facility A and Facility B.
      -----------------

      Credit Limit - for each Pledged Loan, the amount initially  established in
      ------------
      the Transaction Documents relating to such Pledged Loan as the maximum amount of such Pledged Loan (in the case of an A&D Loan) or line of credit for such Pledged Loan (in the case of a Hypothecation Loan).

      Debt - as applied to a Person means,  without  duplication:  (i) all items
      ----
      which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all obligations of other Persons which such Person has guaranteed; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (iv) in the case of Borrowers (without duplication), the Obligations.

      Default - an event or condition the  occurrence  of which would,  with the
      -------
      lapse of time or the giving of notice, or both, become an Event of Default.

      Default Rate - on any date, a per annum rate of interest  that is equal to
      ------------
      (i) 5.75% plus the LIBOR Rate with respect to the principal amount of all Facility A Loans; (ii) 4.0% plus the LIBOR Rate with respect to the principal amount of Facility B Revolver Loans outstanding; and (iii) 5.75% plus the LIBOR Rate with respect to the principal amount of any other Obligations.

      Deposit  Account  Assignments  - each  Collateral  Assignment  of  Certain
      -----------------------------
      Deposit Accounts to be executed by each Borrower in favor of Lender on or about the Closing Date and by which each Borrower shall collaterally assign its rights in each of the Concentration Accounts to Lender as security for the payment of the Obligations.

      Distribution - in respect of any corporation  means and includes:  (i) the
      ------------
      payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

      Document - shall have the meaning  ascribed to the term  "document" in the
      --------
      UCC.

      Document Agent - Bank of Boston,  acting through its trust department,  or
      --------------
      such other Person as Borrowers may retain to fulfill the role of Document Agent pursuant to the provisions of Section 4.6 of this Agreement, subject to Lender's prior written consent.

      Dollars and the sign "$" - lawful money of the United States of America.
      ------------------------

      EBITDA - for any fiscal period of  Litchfield,  an amount equal to the sum
      ------
      for such period of (i) Litchfield's Consolidated income (or loss) before interest and taxes for such period plus, (ii) to the extent deducted in determining such income (or loss), depreciation, amortization and other similar non-cash charges, minus (iii) to the extent recognized in determining such income (or loss) extraordinary gains (or losses).

      Eligible A&D Borrower - an Eligible Borrower that is an A&D Borrower.
      ---------------------

      Eligible A&D  Collateral - A&D  Collateral  that is situated in the United
      ------------------------
      States, is owned in fee simple solely by an Eligible A&D Borrower, is subject to an Enforceable Lien in favor of a Borrower and no other Lien that is not a Permitted Lien, conforms in all respects to the Underwriting Criteria, is not the subject of a pending claim under any policy of casualty insurance for an amount that exceeds 20% of the Appraised Value or Sales Value or any material proceeding for condemnation at the time that an A&D Loan secured by such A&D Collateral was first funded, and in respect of which all Governmental Approvals have been obtained to convert any A&D Project that is not a Timeshare Project to a Timeshare Project.

      Eligible A&D Loan - an A&D Loan which is an Eligible Loan, but only if and
      -----------------
      to the extent: (i) the unpaid principal balance and accrued interest owing with respect to the A&D Loan on any date does not exceed 25% (or such greater percentage as Lender may in its sole discretion permit) of the then unpaid principal balance and accrued interest of all Eligible A&D Loans outstanding; (ii) the completion of the development of the A&D Project is not more than 60 days past the original targeted completion date as set forth in the Project Completion Schedule submitted to a Borrower with respect to such A&D Loan; (iii) the Cash Flow realized on a cumulative basis from the sale of Timeshare Intervals and other sources before and during conversion to, and prior to completion of, the A&D Project as a Timeshare Project is not at any time less than 75% of the original Project Cash Flow Forecast; (iv) at or prior to the funding of the A&D Loan, the Eligible A&D Borrower contributed to the total cost of the A&D Project in cash (other than cash derived from Money Borrowed or other incurrence of Debt) or Property fairly valued of at least 10% of such cost; and (v) Lender shall have received a Loan Designation Schedule, Project Completion Schedule and Project Cash Flow Forecast with respect to such A&D Loan.

      Eligible  Borrower - a Person that is (i) either a natural person who is a
      ------------------
      citizen and resident of the United States or an Business Entity that is duly organized and validly existing under, and has its principal assets and place of business in, a state of the United States; (ii) Solvent;
      (iii) not a debtor in any Insolvency Proceeding; (iv) not an Affiliate or a creditor of either Borrower; and (v) not in default of any of such A&D Borrower's obligations to either Borrower.

      Eligible  Collateral - Eligible A&D  Collateral or Eligible  Hypothecation
      --------------------
      Collateral.

      Eligible   Hypothecation  Borrower  -  an  Eligible  Borrower  that  is  a
      ----------------------------------
      Hypothecation Borrower.

      Eligible  Hypothecation  Collateral  -  Hypothecation  Collateral  that is
      -----------------------------------
      situated in the United States, is owned solely by an Eligible Hypothecation Borrower, is subject to an Enforceable Lien in favor of either Borrower and no other Lien that is not a Permitted Lien, and conforms in all respects to the Underwriting Criteria.

      Eligible  Hypothecation  Loan - a Hypothecation  Loan which is an Eligible
      -----------------------------
      Loan and which is secured by Hypothecation Collateral consisting of Eligible Timeshare Receivables.

      Eligible  Loan - an A&D  Loan  or a  Hypothecation  Loan  made  by  either
      --------------
      Borrower in the ordinary course of its business to an Eligible A&D Borrower or an Eligible Hypothecation Borrower pursuant to Acceptable A&D Loan Documents or Acceptable Hypothecation Loan Documents, but only if and to the extent that such A&D Loan or Hypothecation Loan is a Pledged Loan and: (i) such Pledged Loan is payable only in Dollars, is on a full recourse basis to the Eligible A&D Borrower or Hypothecation Borrower, and is not subject to any defense, offset or recoupment; (ii) a Borrower is the legal and beneficial owner of and sole payee with respect to the entire Pledged Loan, free of all Liens except Permitted Liens, and such Borrower has not sold or otherwise transferred any interest therein; (iii) the Borrower with respect to such Pledged Loan has taken all steps to qualify to do business in each state in which, under the laws of such state, it is deemed to be doing business and in which the failure to so qualify would hinder, delay or impair such Borrower's ability to use the courts of such state to sue an Obligor or realize upon any Lien with respect to any Pledged Loan Collateral; (iv) Lender has an Enforceable collateral assignment of and Lien upon all Transaction Documents, all Pledged Loan Collateral for such Pledged Loan and all Payment Rights and Remedies associated with or arising under such Transaction Documents; (v) the Pledged Loan was made in conformity with the Underwriting Criteria;

      (vi) no event of default exists under any of the Transaction Documents evidencing or securing the Pledged Loan (whether or not a Borrower has waived any such event of default); (vii) no Obligor with respect to such Pledged Loan is in default of any of its covenants or other obligations under any Transaction Documents evidencing or securing any other A&D Loan or Hypothecation Loan made by such Borrower; (viii) the principal and interest payable with respect to the Pledged Loan is not more than 30 days past due or 2 payments delinquent, whichever first occurs, based upon the original repayment terms for such Pledged Loan as set forth in the Transaction Documents related thereto as in effect on the date of funding of such Pledged Loan; (ix) there is not outstanding any other loan or other extension of credit by either Borrower to the Eligible A&D Borrower or Eligible Hypothecation Borrower that is secured, in whole or in part, by any of the collateral securing such Pledged Loan unless such loan or other extension of credit is also a Pledged Loan; (x) the principal balance of such Pledged Loan does not exceed the Credit Limit originally established in the Transaction Documents relating to such Pledged Loan;
      (xi) no broker's, finder's or other similar fees payable by a Borrower in connection with such Pledged Loan remains unpaid in whole or in part; and
      (xii) the originals of all of the Primary Transaction Documents with respect to such Pledged Loan are in the possession of Lender or the Document Agent and such Primary Transaction Documents have not been destroyed, defaced or substantially damaged in a manner that would render them not Enforceable or that would require additional proof in an enforcement proceeding to demonstrate the existence, terms or enforceability thereof.

      Eligible Timeshare  Purchaser - a natural Person who (i) (A) is a resident
      -----------------------------
      of the United States or Canada and has such Person's principal assets in the United States or Canada, (B) is a nonresident citizen of the United States or (C) subject to the proviso in clause (xi) of the definition of Eligible Timeshare Receivable, is a citizen of a country other than the United States who resides in a country other than the United States or Canada; (ii) is Solvent; (iii) is not a debtor in any Insolvency Proceeding; (iv) is not an Affiliate, creditor, employee or relative of a Borrower or a Hypothecation Borrower; and (v) is not in default of any of such Person's obligations to a Borrower or to a Hypothecation Borrower.

      Eligible Timeshare Receivable - a Timeshare Receivable which arises in the
      -----------------------------
      ordinary course of business of a Hypothecation Borrower and which is owed by a Timeshare Purchaser who is and at all times remains an Eligible Timeshare Purchaser, but only if and to the extent that: (i) the Timeshare Receivable is evidenced by Timeshare Financing Documents that satisfy the Underwriting Criteria, are Enforceable, provide for payment of amounts due thereunder in Dollars and in equal monthly installments of principal and interest over a term (measured from the date of original sale of the underlying Timeshare Interval) not to exceed 120 consecutive months, are subject to a Borrower's Enforceable Lien and no other Lien that is not a Permitted Lien, have been delivered to and are in the possession of Lender or the Document Agent and, to the extent any of the Transaction Documents are Instruments, are endorsed to a Borrower (and, if so requested by Lender at any time, endorsed by such Borrower to Lender); (ii) it is secured by an Enforceable Lien in favor of the Hypothecation Borrower upon the underlying Timeshare Interval, but is subject to no other Lien that is not a Permitted Lien, and such Enforceable Lien is collaterally assigned of record to a Borrower (and, if so requested by Lender at any time an Event of Default exists, collaterally reassigned of record to Lender);
      (iii) any Enforceable Lien upon the underlying Timeshare Interval that constitutes, or arises pursuant to the terms of, a Mortgage is insured by a mortgagee's policy of title insurance in form and scope satisfactory to a Borrower and satisfying the Underwriting Criteria (the benefits of which insurance are collaterally assigned to Lender by such Borrower if so requested by Lender); (iv) either the Hypothecation Borrower or a Borrower has received from the Timeshare Purchaser, in respect of the purchase of the underlying Timeshare Interval, an amount equal to at least 10% of the actual purchase price of such Timeshare Interval (or, in the case of a Timeshare Purchaser that is not a resident of the United States or Canada, 20% of the actual purchase price), and the Timeshare Purchaser shall have received no cash or other rebates of any kind; (v) the rate of interest payable on the unpaid principal balance of the Timeshare Receivable is at least 12% per annum; (vi) the sale of the Timeshare Interval from which the Timeshare Receivable arises shall not have been canceled by the Timeshare Purchaser, all required deliveries of documents by the Hypothecation Borrower to the Timeshare Purchaser under Applicable Laws have been made, and any statutory or other applicable cancellation or rescission period shall have expired; (vii) the sale shall have been in compliance with all of the Timeshare Financing Documents and all
      Applicable Laws; (viii) the Timeshare Purchaser has immediate and unrestricted access to the Timeshare Interval purchased by such Timeshare Purchaser for the time-share period related thereto, the Timeshare Interval relates to a Timeshare Project that has been renovated and furnished in accordance with all specifications provided in the Timeshare Financing Documents, any public offering statements and any other instruments or agreements, and the Timeshare Purchaser also has complete and unrestricted access to the Timeshare Project and all common areas pertaining thereto; (ix) the Timeshare Receivable is not subject to any defense, offset, recoupment or counterclaim, whether under any of the Timeshare Financing Documents or Applicable Laws; (x) the Timeshare Interval is not subject to any Lien that is not a Permitted Lien; (xi) if the Timeshare Purchaser is a nonresident, non-citizen of the United States, the aggregate amount of Timeshare Receivables owing by such Timeshare Purchaser and all other such Timeshare Purchasers who are nonresident non-citizens of the United States does not exceed at any time 5% of the total Timeshare Receivables outstanding at such time or $500,000, whichever is less; and (xii) the total aggregate of all Timeshare Receivables owing by such Timeshare Purchaser does not exceed 3% of the aggregate of all Eligible Timeshare Receivables at a time when the total of all Eligible Timeshare Receivables equals or exceeds $2,000,000.

      Enforceable  -  when  used  with  reference  to  any  Loan  Document,  any
      -----------
      Transaction Document, any Timeshare Financing Document or any other instrument or agreement, such instrument or agreement was duly executed and delivered by each of the parties thereto; each signatory at the time of such execution and delivery had the capacity to contract, and, if such signatory signed in a representative capacity, did so with full authorization from the party represented; each Business Entity that is a signatory to such instrument or agreement had full power and authority to execute and deliver such instrument and agreement; and such instrument or agreement creates a legal, valid and binding obligation of each of such parties thereto that is enforceable against each of the parties in accordance with the terms thereof under all Applicable Laws (except for the effect of any Applicable Laws relating to Insolvency Proceedings and except for the effect of the application of any general principles of equity upon the enforcement of Remedies generally); and when used with reference to any Lien, such Lien is a legal, valid and binding Lien which has duly attached to the Property intended to be the subject thereof and is duly perfected under the UCC and all other Applicable Laws.

      Environmental   Laws  -  all  federal,   state  and  local  laws,   rules,
      --------------------
      regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety or environmental matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

      Equipment - shall have the meaning given to "equipment" in the UCC.
      ---------

      ERISA - the Employee  Retirement  Income Security Act of 1974, as amended,
      -----
      and all rules and regulations from time to time promulgated thereunder.

      Event of Default - as defined in Section 10.1 of this Agreement.
      ----------------

      Facility  A - the  revolving  credit  facility  established  in  favor  of
      -----------
      Borrowers pursuant to the terms of Section 2.1 hereof.

      Facility  A  Borrowing  Base - on any date of  determination  thereof,  an
      ----------------------------
      amount equal to the least of (a) $15,000,000, (b) the A&D Loan Formula Amount on such date, or (c) the difference between $25,000,000 and the amount of Facility B Revolver Loans outstanding on such date.

      Facility A Revolver  Loan - a  Revolver  Loan made by Lender to  Borrowers
      -------------------------
      pursuant to Section 2.1 hereof.

      Facility  B - the  revolving  credit  facility  established  in  favor  of
      -----------
      Borrowers pursuant to the terms of Section 2.2 hereof.

      Facility  B  Borrowing  Base - on any date of  determination  thereof,  an
      ----------------------------
      amount equal to the least of (a) $15,000,000, (b) the Hypothecation Loan Formula amount on such date, or (c) the difference between $25,000,000 and the amount of Facility A Revolver Loans outstanding on such date.

      Facility B Revolver  Loan - a  Revolver  Loan made by Lender to  Borrowers
      -------------------------
      pursuant to Section 2.2 hereof.

      Federal  Reserve  Board - the Board of  Governors  of the Federal  Reserve
      -----------------------
      System.

      GAAP - generally  accepted  accounting  principles in the United States of
      ----
      America in effect from time to time.

      General Intangible - shall have the meaning given to "general  intangible"
      ------------------
      in the UCC.

      Governmental Approvals - all authorizations, consents, approvals, licenses
      ----------------------
      and exemptions of, registrations and filings with, and reports to, all national state or local government (whether domestic or foreign) and any political subdivisions thereof in any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau or entity.

      Governmental Unit - a federal,  state, local, or foreign government or any
      -----------------
      department, agency, bureau or subdivision thereof.


      Hypothecation  Borrower  - a Person  to whom a  Hypothecation  Loan from a
      -----------------------
      Borrower is outstanding.

      Hypothecation  Collateral - all Property and interest in Property in which
      -------------------------
      a Borrower holds a Lien to secure the whole or any part of a Hypothecation Loan, including all Timeshare Financing Documents.

      Hypothecation  Loan - a loan or loans  made by  Litchfield  pursuant  to a
      -------------------
      revolving credit facility established prior to the Closing Date, or made or acquired by Green Mountain pursuant to a revolving credit facility established after the Closing Date, to a Hypothecation Borrower for the purpose of financing all or part of the Hypothecation Borrower's Eligible Timeshare Receivables derived from the sale of Timeshare Intervals with respect to a Timeshare Project.

      Hypothecation   Loan  Documents  -  for  each   Hypothecation   Loan,  all
      -------------------------------
      instruments, agreements and other documents that at any time evidence or secure the payment of such Hypothecation Loan.

      Hypothecation Loan Formula Amount - on any date of determination  thereof,
      ---------------------------------
      the sum derived by (a) calculating for each Eligible Hypothecation Loan outstanding on such date the Hypothecation Loan Margin and (b) adding together each of the calculations so determined.

      Hypothecation   Loan   Margin  -  on  any  date  and  for  each   Eligible
      -----------------------------
      Hypothecation Loan outstanding on such date, an amount equal to the lesser of (a) the principal balance of such Hypothecation Loan on such date or
      (b) 80% of the aggregate amount of all Eligible Timeshare Receivables upon which a Borrower has a Lien to secure the payment of such Hypothecation Loan.

      Hypothecation  Obligor - a Person who is liable for the payment,  in whole
      ----------------------
      or in part, of a Hypothecation Loan, including the Hypothecation Borrower and any guarantor of such Hypothecation Loan.

      Insolvency  Proceeding - any action,  case or  proceeding  commenced by or
      ----------------------
      against a Person, or any agreement of such Person, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (c) an assignment or trust mortgage for the benefit of creditors of such Person, or (d) the liquidation, dissolution or winding up of the affairs of such Person.

      Instrument - shall have the meaning  ascribed to the term  "instrument" in
      ----------
      the UCC.

      Interest  Coverage Ratio - for any fiscal period,  the ratio which (i) the
      ------------------------
      sum of Borrower's EBITDA for such period, bears to (ii) the sum of interest expense, including interest expense attributable to capitalized leases of Borrower, for the same such period, all as determined in accordance with GAAP.

      Inventory - shall have the meaning given to "inventory" in the UCC.
      ---------

      Land Sales Laws - all laws, rules and regulations that govern or relate to
      ---------------
      the dedication, development and operation of Timeshare Projects or the promotion, offer or sale of Timeshare Intervals to consumers.

      LIBOR  Rate - shall  have the  meaning  ascribed  to it in  Section  3.1.1
      -----------
      hereof.

      Lien - any interest in Property securing an obligation owed to, or a claim
      ----
      by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property.

      Loan  Account  - the loan  account  established  on the  books  of  Lender
      -------------
      pursuant to Section 4.11 of this Agreement.

      Loan  Designation  Schedule - a Loan  Designation  Schedule in the form of
      ---------------------------
      Exhibit C-1 or Exhibit C-2 annexed  hereto,  which shall be completed by a
      -----------    -----------
      Borrower and submitted to Lender with respect to each Pledged Loan that such Borrower requests Lender to consider as an Eligible A&D Loan or an Eligible Hypothecation Loan.

      Loan  Documents - this  Agreement,  the Other  Agreements and the Security
      ---------------
      Documents.

      Loan Party - each  Borrower and each other Person  (other than Lender) who
      ----------
      is at any time liable for the payment of the Obligations.

      Loan Year - a period  commencing  each calendar year on the same month and
      ---------
      day as the date of this Agreement and ending on the same month and day in the immediately succeeding calendar year, with the first such period (i.e., the first Loan Year) to commence on the date of this Agreement.

      Loans - all loans and advances of any kind made by Lender pursuant to this
      -----
      Agreement.

      Margin Stock - as such term is defined in Regulation U and Regulation G of
      ------------
      the Board of Governors.

      Material  Adverse  Effect - the  effect of any event or  condition  which,
      -------------------------
      alone or when taken together with other events or conditions occurring or existing concurrently therewith, (a) has a material adverse effect upon the business, operations, Properties, condition (financial or otherwise) or business prospects of a Person, including either Borrower; (b) has any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any of the other Loan Documents; (c) has or may be reasonably expected to have any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Lender with respect to the Collateral or any material part thereof or the priority of such Liens; (d) materially impairs the ability of a Borrower to perform its obligations under this Agreement or any of the other Loan Documents, including repayment of the Obligations when due; or (e) materially impairs the ability of Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Laws.

      Maximum  Rate - the maximum  non-usurious  rate of interest  permitted  by
      -------------
      Applicable Laws that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Laws may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

      Money  Borrowed - means (i) Debt  arising from the lending of money by any
      ---------------
      Person to either Borrower; (ii) Debt, whether or not in any such case arising from the lending by any Person of money to either Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Debt that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Debt of a Borrower under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Borrower.

      Mortgage - an instrument or agreement that creates under Applicable Laws a
      --------
      Lien upon real property or improvements thereon, whether such instrument or agreement is a mortgage, deed of trust, deed to secure debt or other form of security instrument.

      Multiemployer  Plan - has the meaning set forth in Section  4001(a)(3)  of
      -------------------
      ERISA.

      Net Income - at any date of determination,  as applied to any Person,  the
      ----------
      net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP.

      Net Principal  Balance - when used with  reference to the  Applicable  A&D
      ----------------------
      Loan Margin of an Eligible A&D Loan on any date, and for purposes of determining the principal balance on any date of such Eligible A&D Loan, an amount equal to the principal balance of such Eligible A&D Loan on such date, but there shall in all events be excluded from such determination amounts added to the principal balance thereof (whether pursuant to the underlying A&D Loan Documents or Applicable Laws) as capitalized interest, fees or other charges.

      Net Worth - at any date of determination, with respect to any Person, such
      ---------
      Person's total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

      Obligations  - all  Loans  and all  other  advances,  debts,  liabilities,
      -----------
      obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from either Borrower, or both of them, to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the other Loan Documents or otherwise, and whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, joint or several, now existing or hereafter arising and however acquired.

      Obligor - an A&D Obligor or a Hypothecation Obligor.
      -------

      Original Term - as defined in Section 5.1 of this Agreement.
      -------------

      Other  Agreements  - any and all  agreements,  instruments  and  documents
      -----------------
      (other than this Agreement and the Security Documents), heretofore, now or hereafter executed by a Borrower, any Subsidiary of a Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by this Agreement, including the Agency Agreements and the Power-of- Attorney.

      Out-of-Formula  Condition  - on  any  date  of  determination  thereof,  a
      -------------------------
      condition such that the aggregate principal amount of Facility A Revolver Loans or Facility B Revolver Loans outstanding on such date exceeds the Facility A Borrowing Base or Facility B Borrowing Base, as the case may be, on such date.

      Payment Account - bank account  #160232402265 that Lender maintains in its
      ---------------
      name at First Bank Systems, having its principal office in Minneapolis, Minnesota, the wiring instructions to which are as follows: ABA 091000022, or such other account as Lender may hereafter establish from time to time.

      Payment  Direction  Agreements - each Payment  Direction  Agreement  among
      ------------------------------
      Borrowers, Lender and a financial institution at which a Concentration Account is maintained.

      Payment Items - all checks, drafts, or other items of payment payable to a
      -------------
      Borrower, including proceeds of any of the Collateral.

      Payment  Right - a right of a  Borrower  to the  payment  of money from an
      --------------
      Obligor (whether such right is evidenced by or constitutes an Account, Chattel Paper, Document, General Intangible or Instrument) or from any other Person at any time under any Transaction Document, including the right to the repayment of a Pledged Loan.

      Permitted  Lien - a Lien at any time  granted in favor of  Lender;  in the
      ---------------
      case of A&D Collateral and Hypothecation Collateral, a Lien in favor of a Borrower; a Lien for Taxes (excluding any Liens imposed pursuant to any of the provisions of ERISA) incurred in the ordinary course of a Person's business and not yet due or being Properly Contested; a Lien arising in the ordinary course of business of a Person by operation of Applicable Laws, but only if payment in respect of any such Lien is not at the time required or the Debt secured by such Lien is being Properly Contested and such Lien does not materially detract from the value of the property to which it attaches or materially impair the use thereof in the operation of such Person's business; and, in the case of A&D Collateral, a Lien in favor of a Person other than a Borrower that is expressly subordinate to such Borrower's Lien thereon.

      Permitted  Use - with respect to  Litchfield,  a use of proceeds of any of
      --------------
      the Loans (i) on the Closing Date, to pay any fees payable to Lender under this Agreement; and (ii) after the Closing Date, for Litchfield's general operating capital needs; and, with respect to Green Mountain, a use of proceeds of any of the Loans (i) on the Closing Date, to pay any fees payable to Lender under this Agreement, and (ii) after the Closing Date, to pay any Debt incurred in the ordinary course of Borrowers' business to the extent not prohibited by this Agreement and to make any investment that is not a Restricted Investment. It shall not be a Permitted Use for either Borrower to use any proceeds of any of the Loans to acquire any Pledged Loans from the other, except for acquisitions by Green Mountain from Litchfield of Pledged Loans that are free and clear of any Liens that are not Permitted Liens in exchange for fair and adequate consideration or the acquisition by Litchfield of Pledged Loans that have been released from the Collateral pursuant to the terms of this Agreement.

      Person - a natural person, a Business Entity or a Governmental Unit.
      ------

      Plan - an employee benefit plan now or hereafter  maintained for employees
      ----
      of either Borrower that is covered by Title IV of ERISA.

      Pledged Loan - an A&D Loan or  Hypothecation  Loan that (i) a Borrower has
      ------------
      designated to Lender in a Loan Designation Schedule to be part of the Collateral, whether or not such A&D Loan or Hypothecation Loan is an Eligible Loan; (ii) is subject to a Lien in favor of Lender to secure payment of the obligations, whether or not Lender's Lien with respect thereto, any Transaction Documents evidencing same or any Pledged Loan Collateral securing same is perfected or unperfected in whole or in part; and (iii) the Transaction Documents for which are in the possession of Lender or Document Agent.

      Pledged Loan  Collateral - with respect to each Pledged  Loan,  all of the
      ------------------------
      A&D Collateral or Hypothecation Collateral securing such Pledged Loan.

      Power-of-Attorney - the Irrevocable Power-of-Attorney and Agency Agreement
      -----------------
      to be executed by Borrower in favor of Lender and by which Borrower shall confer upon Lender the power to act in Borrower's name and on its behalf, after the occurrence and during the continuance of any Default or Event of Default, for the purpose of realizing upon any of the Collateral.

      Primary  Transaction  Documents  - with  respect to a Pledged  Loan,  each
      -------------------------------
      Transaction Document that evidences the obligation of the A&D Borrower or Hypothecation Borrower to repay such Pledged Loan or the terms of any such repayment; secures, in whole or in part, the obligation to repay such Pledged Loan or to perform any other obligation with respect to any Pledged Loan Collateral securing such Pledged Loan; or constitutes Eligible Collateral.

      Project Cash Flow  Forecast - a forecasted  cash flow which is prepared by
      ---------------------------
      the A&D Borrower with respect to the A&D Collateral and sets forth the forecasted cash flow to be derived from the operation, use or sale of any such A&D Collateral, and which has been reviewed and approved by Borrower.

      Project  Completion  Schedule - a schedule prepared by an A&D Borrower and
      -----------------------------
      delivered to Borrower with respect to each A&D Collateral and setting forth the estimated time of completion of the renovation and development of such A&D Collateral or the conversion of such A&D Collateral to a Timeshare Project.

      Properly  Contested - in the case of any Debt of a Person  (including  any
      -------------------
      Tax) that is not paid as and when due or payable by reason of such Person's bona fide dispute concerning its liability to pay same or concerning the amount thereof, that (i) such Debt and any Liens securing same are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Person has established appropriate reserves as shall be required in conformity with GAAP; (iii) the non-payment of such Debt during the period being contested by such Person will not have a Material Adverse Effect and does not and will not result in a forfeiture of, foreclosure upon or loss of any assets of such Person; (iv) no Lien is imposed upon any of such Person's assets with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Lender (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from the entry, rendition or issuance against such Person or any of its assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review and such Person shall have established adequate reserves in accordance with GAAP for such judgment, writ, order or decree or the same is either fully insured against by an insurer that has not denied or reserved rights with respect to coverage or has been bonded to Lender's satisfaction; and
      (vi) if such contest is abandoned, settled or determined adversely to such Person, such Person forthwith pays such Debt and all penalties and interest in connection therewith.

      Property - any  interest in any kind of property or asset,  whether  real,
      --------
      personal or mixed, or tangible or intangible.

      Remedies  - all  rights,  remedies,  privileges  and  powers of a Borrower
      --------
      arising under or in connection with any of the Transaction Documents.

      Renewal Term - as defined in Section 5.1 of this Agreement.
      ------------

      Reportable  Event - any of the  events  set forth in  Section  4043(b)  of
      -----------------
      ERISA.

      Restricted  Investment - any  acquisition of Property by Green Mountain in
      ----------------------
      exchange for cash or other Property, whether in the form of an acquisition of Securities or other Debt, or the purchase or acquisition by Green Mountain of any other Property, or a loan, advance, capital contribution or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of Green Mountain; (b) Cash Equivalents; (c) loans made or acquired by Green Mountain in the ordinary course of business, including all A&D Loans and Hypothecation Loans; and (d) all A&D Collateral or Hypothecation Collateral title to which is taken through the enforcement of Remedies under any Transaction Documents..

      Revolver  Loan - a Loan made by Lender as  provided  in  Section 2 of this
      --------------
      Agreement.

      Sales  Value  - the  value  of  an  Eligible  A&D  Project  determined  by
      ------------
      application of the following formula: .20 x (A x 51 x B), where A is the number of Timeshare Units existing or to exist in the A&D Project and B is the estimated average weekly sales price for each Timeshare Interval, all as reflected on the Project Cash Flow Forecast received and approved by Borrower and submitted to Lender with respect to such A&D Project.

      SEC - the Securities and Exchange Commission or any governmental authority
      ---
      which may hereafter be substituted therefor.

      Security  -  shall  have  the  same  meaning  as in  Section  2(1)  of the
      --------
      Securities Act of 1933, as amended.

      Security  Documents  -  the  Deposit  Account  Assignments,   the  Payment
      -------------------
      Direction Agreements and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

      Servicer  - such  Person or Persons as may be  retained  by a Borrower  to
      --------
      fulfill the role of Servicer for one or more Pledged Loans pursuant to the provisions of Section 4.3 of this Agreement.

      Servicing  Agreement  - each  Servicing  Agreement  which is entered  into
      --------------------
      between either or both Borrowers and a Servicer and which sets forth the responsibility of the Servicer to either or both Borrowers with respect to Pledged Loans.

      Solvent - as to any  Person,  such  Person  (i) owns  Property  whose fair
      -------
      saleable value is greater than the amount required to pay all of such Person's Debt (including contingent debts), (ii) is able to pay all of its Debt as such Debt matures, (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

      Subordinated  Debt  - Debt  of a  Borrower  that  is  subordinated  to the
      ------------------
      Obligations in a manner satisfactory to Lender.

      Subsidiary  -  any  corporation  of  which  a  Person  owns,  directly  or
      ----------
      indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

      Tangible  Net  Worth - as  applied  to any  Person,  the Net Worth of such
      --------------------
      Person at the time in question, after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, prepaid expenses, goodwill, patents, trademarks, service marks, tradenames, copyrights, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which would properly be treated as intangibles in accordance with GAAP.

      Taxes - any  present  or future  taxes,  levies,  imposts,  duties,  fees,
      -----
      assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein, and all interest, penalties, additions to tax and similar liabilities with respect thereto.

      Timeshare Financing Documents - all instruments and agreements executed by
      -----------------------------
      a Timeshare Purchaser in favor of a Hypothecation Borrower in connection with a sale of a Timeshare Interval by such Hypothecation Borrower to such Timeshare Purchaser.

      Timeshare Interval - a timeshare ownership interest in a Timeshare Project
      ------------------
      sold to a Timeshare Purchaser by delivery of a warranty deed or other appropriate instrument of conveyance or transfer, which interest consists of an undivided interest with those of other Timeshare Purchasers in the Timeshare Project.

      Timeshare  Project - a vacation or resort  property  that is  dedicated to
      ------------------
      Timeshare Interval ownership pursuant to a plan that has received all Governmental Approvals and is in compliance with all Applicable Laws.

      Timeshare  Purchaser  - a  Person  who  purchases  one or  more  Timeshare
      --------------------
      Intervals from a Hypothecation Borrower.

      Timeshare  Receivable  - an amount or amounts at any time due,  payable or
      ---------------------
      owing by a Timeshare Purchaser to a Hypothecation Borrower in connection with the sale of a Timeshare Interval by such Hypothecation Borrower to such Timeshare Purchaser.

      Timeshare Unit - with respect to a Timeshare  Project,  a unit within such
      --------------
      Timeshare Project that is or may become the subject of a timeshare ownership interest in favor of a Timeshare Purchaser.

      Transaction Documents - all instruments,  agreements,  documents and other
      ---------------------
      writings that now or hereafter (i) evidence a Pledged Loan or any Payment Right relating thereto, including all promissory notes and loan agreements, (ii) secure (whether by the grant or conveyance of a security interest or other Lien) a Pledged Loan or any Payment Right relating thereto, including all security agreements, UCC-1 financing statements, Mortgages, pledge agreements, lease agreements, negative pledge agreements, hypothecation agreements, assignments, title insurance policies, surveys and site assessments, (iii) guarantee the payment or performance of all or any part of any Payment Right owing by an Obligor, including all guaranties, support or contribution agreements, letters of credit, indemnifications and repurchase agreements, or (iv) are at any time executed and delivered by any Person in connection with or relating to any Payment Right, including all mortgagee waivers or agreements, lockbox, blocked account or other dominion account agreements, intercreditor or subordination agreements and estoppel certificates, whether the foregoing are executed and delivered by an Obligor, any guarantor or surety of a Payment Right or any other Person. The term "Transaction Documents" shall include the A&D Loan Documents, the Hypothecation Loan Documents and the Timeshare Financing Documents.

      Transaction Documents Certificate - the Certificate Regarding the Forms of
      ---------------------------------
      Certain Transaction Documents, to be executed and delivered by Borrowers to Lender on the Closing Date.

      UCC - the Uniform  Commercial  Code (or any successor  statute) as adopted
      ---
      and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the creation or perfection of any security interest in any of the Collateral, A&D Collateral or Hypothecation Collateral, as the case may be, the Uniform Commercial Code (or any successor statute) of such state.

      Underwriting Criteria - the criteria customarily employed by each Borrower
      ---------------------
      as of the date of this Agreement in determining the creditworthiness of an Obligor, the value or suitability of any A&D Collateral or Hypothecation Collateral, or the suitability of a Timeshare Purchaser or any Timeshare Financing Documents.

      Voting Stock -  Securities  of any class or classes of a  corporation  the
      ------------
      holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

            Accounting Terms. Unless otherwise specified herein, all terms of an
            -----------------
accounting character used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made, and all financial statements required to be delivered under this Agreement shall be prepared, in accordance with GAAP, applied on a basis consistent with the most recent audited financial statements of Litchfield and its Subsidiaries heretofore delivered to Lender and using the same method for valuation as used in such audited financial statements, except for any change in which Borrowers' independent public accountants concur or as required by GAAP. In the event of any change in GAAP that occurs after the date of this Agreement and that is material to Borrowers, conforming adjustments shall be made to any financial covenants set forth in this Agreement, or the components thereof, that are affected by such change.

            Other Terms. All other terms contained in this Agreement shall have,
            ------------
when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

            Certain Matters of  Construction.  The terms "herein",  "hereof" and
            ---------------------------------
"hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including the Loan Documents and Transaction Documents, shall include any and all modifications thereto and any and all extensions or renewals thereof. Wherever the phrase "including" shall appear in this Agreement, such word shall be understood to mean "including, without limitation." All references to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in this Agreement. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or is cured within any period of cure expressly provided in this Agreement. References in this Agreement to Borrower's "knowledge" shall mean the knowledge of any officer or director of Borrower as to the matter in question.

SECTION 2.  CREDIT  FACILITIES

      Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan

Documents, Lender agrees to establish the Credit Facilities pursuant to which Lender agrees to make available to Borrowers up to $25,000,000 in aggregate outstanding at any time, available upon Borrowers' request therefor, as follows:

      2.1.  Facility A Revolver  Loans.  Lender agrees,  during the term of this
            ---------------------------
Agreement and for so long as no Default or Event of Default exists, to make Facility A Revolver Loans to Borrowers from time to time, as requested by Borrowers in the manner set forth in Section 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Facility A Borrowing Base at such time. The Facility A Revolver Loans shall be used solely for Permitted Uses. In no event shall any proceeds of any Revolver Loans be used to purchase or to carry, reduce, retire or refinance any Debt incurred to purchase or carry any Margin Stock. The initial Facility A Revolver Loan shall be to Litchfield and shall be for an amount in excess of $250,000. If the unpaid balance of Facility A Revolver Loans outstanding at any time should exceed the Facility A Borrowing Base at such time, such Facility A Revolver Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents and shall be repaid on demand.

      2.2.  Facility B Revolver  Loans.  Lender agrees,  during the term of this
            ---------------------------
Agreement and for so long as no Default or Event of Default exists, to make Facility B Revolver Loans to Borrowers from time to time, as requested by Borrowers in the manner set forth in Section 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Facility B Borrowing Base at such time. The Facility B Revolver Loans shall be used solely for Permitted Uses. In no event shall any proceeds of any Revolver Loans be used to purchase or to carry, reduce, retire or refinance any Debt incurred to purchase or carry any Margin Stock. The initial Facility B Revolver Loan shall be to Litchfield and shall be for an amount in excess of $250,000. If the unpaid balance of Facility B Revolver Loans outstanding at any time should exceed the Facility B Borrowing Base at such time, such Facility B Revolver Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents and shall be repaid on demand.

SECTION 3.  INTEREST,  FEES  AND  CHARGES

      3.1.  Interest.
            ---------

            3.1.1.  Rates of Interest.  Interest  shall accrue on the  principal
                    ------------------
amount of the Facility A Revolver Loans at the end of each day at a rate per annum equal to 3.75% plus the LIBOR Rate, and shall accrue on the principal amount of the Facility B Revolver Loans outstanding at the end of each day at a rate per annum equal to 2.00% plus the LIBOR Rate. As used in this Agreement, the term "LIBOR Rate" shall mean the rate published in The Wall Street Journal
                                                        ------------------------
under "Money Rates" (or if such publication shall cease to publish such rate, then the rate published in such other nationally recognized publication as Lender may from time to time specify) as the average of the interbank offered rates for Dollar deposits in the London interbank market for a term of one month, based on quotations at 5 major banks. The LIBOR Rate for each day of a month shall be the rate so published on the first Business Day of such month, provided that the LIBOR Rate on the date of this Agreement and for each day remaining in the month in which this Agreement is executed shall be the rate so published on the date of this Agreement. On the date hereof, the LIBOR Rate is 5.46875% and therefore the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 9.21875% with respect to Facility A Revolver Loans and 7.46875% with respect to Facility B Revolver Loans.

            3.1.2.  Default  Rate of  Interest.  Interest  shall  accrue  at the
                    ---------------------------
Default Rate (i) with respect to the principal amount of any portion of the Obligations (and, to the extent permitted by Applicable Laws, all past due interest) that is not paid on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) until paid in full, and
(ii) with respect to the principal amount of all of the Obligations upon the earlier to occur of (x) a Borrower's receipt of notice of Lender's election to charge the Default Rate based upon the existence of any Event of Default or (y) the commencement by or against a Borrower of an Insolvency Proceeding, whether or not under the circumstances described in either clauses (i) or (ii) hereof Lender elects to accelerate the maturity or demand payment of any of the Obligations. To the fullest extent permitted by Applicable Laws, the Default Rate shall apply and accrue on any judgment entered with respect to any of the Obligations and to the unpaid principal amount of the Obligations during any Insolvency Proceeding of a Borrower. Each Borrower acknowledges that the cost and expense to Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Lender for such added cost and expense.

      3.2.  Computation of Interest and Fees.  Interest,  fees and other charges
            ---------------------------------
hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all Payment Items or other forms of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the Business Day received by Lender in the Payment Account in immediately available funds and Lender shall be deemed to have received such Payment Items or other forms of payment on the date specified in
Section 4.4 hereof.

      3.3. Annual Credit  Facility Fee. For each Loan Year (or portion  thereof)
           ----------------------------
that either of the Credit Facilities is in effect, Borrowers shall be jointly and severally obligated to pay to Lender a credit facility fee annually, in advance, on the first day of each Loan Year (if such day is not a Business Day, on the next succeeding Business Day), commencing on the date hereof. The first annual credit facility fee shall be in the amount of $75,000 and each subsequent fee shall be due and payable in the amount of .16% of the aggregate amount of Facility A and Facility B on the date that such fee is payable.

      3.4. Audit and Appraisal  Fees.  Borrowers  shall be jointly and severally
           --------------------------
obligated to reimburse Lender for quarterly audit expenses at the per diem rate of $300, together with all out-of-pocket costs and expenses incurred by Lender, in connection with each audit and appraisal of Borrower's books and records (including all Transaction Documents) and such other matters as Lender shall deem reasonable and appropriate in connection with each such quarterly audits. For so long as no Default or Event of Default exists, the per diem audit expenses for any quarterly audit shall not be payable after the eighth day of such audit.

      3.5.  Reimbursement  of Expenses.  If, at any time or times  regardless of
            ---------------------------
whether or not an Event of Default then exists, Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents or any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby;
(iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, either Borrower, an Obligor or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or either Borrower's or any Obligor's affairs; (iv) any attempt to enforce any rights of Lender against either Borrower, an Obligor or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents; or (v) any attempt to inspect, verify, protect, preserve, perfect or continue the perfection of Lender's Liens upon, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other reasonable costs and out-of-pocket expenses of Lender shall be charged to Borrowers. All amounts chargeable to Borrowers under this Section 3.5 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender and shall bear interest from the date such demand is made until paid in full at the rate applicable to Facility A Revolver Loans from time to time. Borrowers shall also be jointly and severally obligated to reimburse Lender for reasonable costs and out-of-pocket expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 4 hereof.

      3.6. Bank Charges.  Borrowers shall be jointly and severally  obligated to
           -------------
pay to Lender, on demand, any and all reasonable fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with the depositing for collection by Lender of any check or item of payment received or delivered to Lender on account of the Obligations.

      3.7.  Maximum  Interest.  Regardless  of any  provision  contained in this
            ------------------
Agreement or any of the other Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Lender pursuant to the terms of this Agreement or any of the other Loan Documents and that are deemed interest under Applicable Laws exceed the highest rate permissible under any Applicable Laws. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Loan Documents or the exercise by Lender of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by Borrowers of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Laws (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrowers be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrowers to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), each Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrowers, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of any such acceleration. Each Borrower recognizes that, with fluctuations in the rates of interest set forth in Section
2.1.1 of this Agreement and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by Applicable Laws. By the execution of this Agreement, each Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrowers of such Excess, and (ii) Borrowers shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Borrowers in connection with any of the Loan Documents shall, to the extent permitted by Applicable Laws, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Each Borrower and Lender shall, to the maximum extent permitted under Applicable Laws, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by Borrowers and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrowers, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

SECTION 4.  LOAN  ADMINISTRATION; PAYMENTS; NATURE OF EACH BORROWER'S
            LIABILITY

      4.1.  Manner of  Borrowing  Revolver  Loans.  Borrowings  under the Credit
            --------------------------------------
Facilities shall be as follows:

            4.1.1.  Loan Requests.  A request for a Revolver Loan shall be made,
                    --------------
or shall be deemed to be made, in the following manner:

                  (i) Borrowers may give Lender notice of Borrowers' intention to borrow, which shall be in writing and shall specify whether the proposed borrowing is to be a Facility A Revolver Loan or a Facility B Revolver Loan, the amount of the Loan, and the proposed date of funding of the Loan (which shall be a Business Day). Lender shall have no obligation to honor any notice of borrowing if any Default, Event of Default or Out-of-Formula Condition exists at the time of Lender's receipt of such notice or would result from Lender's funding of the requested Loan, and Lender may defer the funding of any Loan requested pursuant to a notice of borrowing received after 11:00 a.m. on any Business Day to the next Business Day. By Borrowers' submission of a notice of intention to borrow, Borrowers shall be deemed to represent and warrant that the information in the most recent Borrowing Base Certificate remains true and accurate as of the time of such notice.

                  (ii) Unless payment is otherwise timely made by Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents, as principal, accrued interest, fees or other charges, shall be deemed irrevocably to be a request by Borrowers from Lender for a Revolver Loan on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges and the proceeds of each such Revolver Loan may be disbursed by Lender by way of direct payment of the relevant Obligation and shall bear interest at the rate of interest applicable to Revolver Loans (whether or not any Default, Event of Default or Out-of-Formula Condition exists at the time of or would result from such Revolver Loan). As an accommodation to Borrowers, Lender will permit electronic transmittal of notices of intention to borrow, Borrowing Base Certificates and other authorizations and instructions to Lender from Borrowers. Unless Borrowers specifically direct Lender in writing not to accept or act upon electronic communications from Borrowers, Lender shall have no liability to Borrowers for any loss or damage suffered by Borrowers as a result of Lender's honoring of any such notices, instructions, authorizations or reports that are communicated to Lender electronically and purporting to have been sent to Lender by Borrowers and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

            4.1.2.  Disbursement.  Each Borrower hereby  irrevocably  authorizes
                    -------------
Lender to disburse the proceeds of each Revolver Loan requested, or deemed to be requested, pursuant to Section 4.1.1 as follows: (i) the proceeds of each Revolver Loan requested under Section 4.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrowers, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrowers and Lender from time to time or elsewhere if pursuant to a written direction from a Borrower; and (ii) the proceeds of each Revolver Loan requested under Section 4.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

      4.2.  Repayment of  Obligations.  All payments  with respect to any of the
            --------------------------
Obligations shall be made to Lender not later than 2:00 p.m. central time on the date when due, in Dollars and by wire transfer to the Payment Account of immediately available funds, without any offset or counterclaim and free and clear of (and without deduction for) any Taxes. Except where evidenced by notes or other instruments issued or made by Borrowers to Lender specifically containing payment provisions which are in conflict with this Section 4.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be due and payable (and shall be paid) as follows:

            4.2.1.  Principal.  Principal  payable on account of Revolver  Loans
                    ----------
shall be payable by Borrowers to Lender immediately upon (i) each date that Borrowers are obligated pursuant to the provisions of Section 4.4 hereof to transmit to Lender balances in the Concentration Accounts, to the extent of such balances, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, and
(iii) termination of the Credit Facility under which the Revolver Loans were made by Lender to Borrowers, to the extent that payment is required to be made in accordance with the provisions of Section 5.2.4 of this Agreement.

            4.2.2. Interest. Interest accrued on the Revolver Loans shall be due
                   ---------
on (i) the first Business Day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, and (iii) termination of either or both of the Credit Facilities, to the extent that payment of accrued interest is required pursuant to the provisions of Section 5.2.4 of this Agreement.

            4.2.3.  Costs,  Fees and Charges.  Costs,  fees and charges  payable
                    -------------------------
pursuant to this Agreement shall be payable by Borrowers as and when provided in
Section 3 hereof, to Lender or to any other Person designated by Lender in writing.

            4.2.4. Other Obligations.  The balance of the Obligations  requiring
                   ------------------
the payment of money, if any, shall be payable by Borrowers to Lender as and when provided in this Agreement or the other Loan Documents, or, if no date of payment is otherwise specified in the Loan Documents, on demand.

            4.2.5.  Out-of-Formula  Condition.  If on any date an Out-of-Formula
                    --------------------------
Condition  exists with  respect to  Revolver  Loans  outstanding  under a Credit

Facility, then, not later than 2 Business Days after the sooner to occur of a Borrower's obtaining knowledge thereof or a Borrower's receipt of written notice thereof from Lender, Borrowers shall cure such Out-of-Formula Condition either by (i) payment to Lender of an amount, to be applied to the principal amount of the Revolver Loans in respect of which an Out-of-Formula Condition exists, sufficient to eliminate such Out-of-Formula Condition, or (ii) the addition to the existing Collateral new Pledged Loans to increase the Facility A Borrowing Base or the Facility B Borrowing Base, as the case may be, so as to eliminate the Out-of-Formula Condition. During the period that any Out-of-Formula Condition exists, Lender shall have no obligation whatsoever to honor any requests for a Revolver Loan under either or both of the Credit Facilities.

            4.2.6.  Prepayment.  Borrowers shall be authorized to borrow,  repay
                    -----------
and reborrow Revolver Loans without having to pay any prepayment premium or penalty in connection therewith; provided, however, if a Borrower shall remove
                                  --------   -------
any Pledged Loan from the Collateral in accordance with and subject to the terms of Section 4.5.2 hereof and within 30 days thereafter such Pledged Loan shall become subject to a Lien other than a Permitted Lien (except a Lien granted in connection with an asset securitization transaction or whole loan sale transaction of which such Pledged Loan is made a part), then, except as hereinafter provided, at the time such Pledged Loan becomes subject to any such Lien, Borrowers shall be jointly and severally obligated to pay to Lender a prepayment fee equal to the Applicable Prepayment Percentage (as defined in the succeeding sentence) of the amount obtained by multiplying (i) the unpaid principal balance of such Pledged Loan (whether or not such Pledged Loan is an Eligible Loan) by (ii) the Applicable A&D Loan Margin or the Hypothecation Loan Margin, as applicable depending upon whether the Pledged Loan to be removed from the Collateral as provided in Section 4.5.2 hereof is an A&D Loan or Hypothecation Loan. For purposes hereof, the "Applicable Prepayment Percentage" shall be 3% if removal occurs during the first Loan Year, 2% if such removal occurs during the second Loan Year, and 1% if such removal occurs during the third Loan Year. Notwithstanding the foregoing provisions of this Section 4.2.6, if Borrowers shall be permitted to remove a Pledged Loan from the Collateral pursuant to the terms and conditions of Section 4.5.2 hereof, and (i) such Pledged Loan is an A&D Loan but is not an Eligible A&D Loan, (ii) Borrowers are removing such Pledged Loan from the Collateral for the purpose of pledging the same to a lender (other than Lender) that is not an Affiliate of either Borrower for which Borrowers will receive availability or borrowing credit from such other lender and (iii) Lender does not elect to deem such Pledged Loan an Eligible Loan, then no prepayment fee shall be payable by Borrowers in connection with or as the result of Borrowers' removal of such Pledged Loan from the Collateral. The preceding sentence shall apply only to A&D Loans and not to Hypothecation Loans.

      4.3.  Retention and Duties of Approved  Servicers.  Borrowers shall retain
            --------------------------------------------
one or more Servicers (each of which must be an Approved Servicer) with respect to all of the Pledged Loans, the duties and responsibilities of each of which Servicers shall be as set forth and detailed in the Servicing Agreement and the Agency Agreement (Servicing Agent) and shall include the following: (i) the receipt and collection of all amounts due and payable with respect to each of the Pledged Loans and the proceeds of any Pledged Loan Collateral, including all monies remitted by Timeshare Purchasers with respect to Timeshare Receivables forming a part of the Pledged Loan Collateral; (ii) the deposit of all such payments and proceeds in the Concentration Account (into which no other funds of a Borrower or any other Obligor shall be commingled); (iii) the maintenance of accurate and timely books and records relating to the Servicer's receipt and collection of all such payments and proceeds and the balance due in respect of the Pledged Loans; (iv) the rendering to Borrowers and, if so requested by Lender, to Lender, of periodic reports (not less frequently than monthly) in which the Servicer shall set forth such information as is customarily reported to Borrowers under the Servicing Agreement and with such additional detail as

Lender may from time to time request; and (v) the maintenance of records concerning the status of all of the Timeshare Receivables. If the Person serving as a Servicer at any time shall resign, Borrowers shall promptly cause a successor to be appointed, provided that such successor, to be qualified, must be an Approved Servicer or otherwise acceptable to Lender, in the exercise of its customary credit judgment, and shall be obligated to execute and deliver to Lender an agreement in form and content substantially identical to the Agency Agreement (Servicing Agent) entered into by the predecessor Servicer and shall be obligated to comply with all of the provisions of the Agency Agreement (Servicing Agent). Borrowers alone shall be responsible for paying all fees and expense reimbursement of the Servicer.

      4.4. Concentration  Accounts.  Borrowers shall establish the Concentration
           ------------------------
Accounts at Bank One or one or more other banks organized under the laws of the United States or any State that are acceptable to Lender and that are not at any time a creditor of either Borrower (other than solely in the capacity as either Borrower's depository bank) unless such bank executes an agreement with Lender by which such bank shall agree not to offset any amounts owing to it against funds on deposit in the Concentration Account. Borrowers shall cause such bank to join with Lender in executing a Payment Direction Agreement. In no event shall a Borrower change the bank at which the Concentration Account is maintained without Lender's prior written consent. Each Borrower shall deposit, and shall cause each Servicer to deposit, all payments with respect to or proceeds of any Collateral into a Concentration Account, promptly after receipt thereof, and neither of the Borrowers nor any Servicer shall deposit into a Concentration Account any other monies or Payment Items that do not constitute proceeds of Collateral. Borrowers shall be obligated to instruct and cause each depository bank at which a Concentration Account is maintained to wire transfer, at least once each week, all collected balances in the Concentration Account to the Payment Account for application to the Obligations or, subject to the provisions below in this Section 4.4, to either Borrower's operating account. Under no circumstances may a Borrower transfer amounts from the Concentration Accounts to any account other than the Payment Account if, at the time of or after giving effect to such transfer, (a) a Default, Event of Default or Out-of-Formula Condition exists, or (b) the sum of the Facility A Borrowing Base and the Facility B Borrowing Base at the time of transfer, plus the collected balances in the Concentration Accounts at such time, do not exceed the outstanding principal balance of the Obligations at such time, by at least $250,000. At any time that an Event of Default shall exist, Lender may direct each depository bank at which a Concentration Account is maintained to transfer all balances at any time or from time to time existing in such Concentration Account to the Payment Account pursuant to the Payment Direction Agreement.

      4.5.  Loan Designation Procedure; Removal from Collateral.
            ----------------------------------------------------

            4.5.1. With respect to each A&D Loan and each Hypothecation Loan that Borrowers desire to be added to the Collateral after the Closing Date, Green Mountain shall complete and submit to Lender a Loan Designation Schedule, appropriately completed, and shall comply with the document delivery requirements of Section 4.6 hereof.

            4.5.2. Each Borrower shall be authorized from time to time, on not less than 5 Business Days' notice to Lender, to designate one or more Pledged Loans owned by it to be removed from the Collateral, but only if each of the following conditions is satisfied at the time of Lender's receipt of such request and at the time of Lender's release of its Liens with respect to each Pledged Loans: (a) no Default, Event of Default or Out-of-Formula Condition exists or would result therefrom; (b) after giving effect to any requested release, there are no other Pledged Loans owing by the same A&D Borrower or Hypothecation Borrower, as the case may be, which are secured by the same Pledged Loan Collateral that secures the Pledged Loan which is the subject of the release; and (c) such Borrower submits to Lender appropriate forms of Lien release, which are in all respects acceptable to Lender in the exercise of its customary credit judgment. In connection with the release of any such Pledged Loan, Lender agrees that, subject to satisfaction of the conditions to release set forth herein, it shall notify Document Agent to release and deliver to Borrowers the Transaction Documents relating to Pledged Loan so released from the Collateral. After a Pledged Loan is released from the Collateral, the same shall no longer be deemed to be a Pledged Loan under this Agreement and shall no longer be a part of the Collateral, and shall not ever be considered an Eligible Loan even if the same is thereafter repledged to Lender. Borrowers shall be jointly and severally obligated to pay all reasonable costs and out-of-pocket expenses associated with any such release, including all filing fees for Lien release documents and the reasonable costs, attorneys' fees incurred by Lender in connection with its review of any Lien release documents. Lender shall, if so requested by Borrowers, authorize the Document Agent to release to Borrowers any Transaction Documents that relate to such Pledged Loan that is removed from the Collateral to the extent that such Transaction Documents do not also relate to any other Pledged Loan. If no prepayment fee is payable by Borrowers to Lender under Section 4.2.6 hereof as a consequence of the removal of a Pledged Loan because a Borrower intends to sell the entirety of such Pledged Loan to a third party that is not an Affiliate of either Borrower, Borrowers shall so notify Lender in writing at or prior to a Borrower's designation of such Pledged Loan as one to be removed from the Collateral and shall afford Lender a right of first refusal (to be exercised within 15 days after such notice) to purchase such Pledged Loan on the same terms and conditions as are offered to a Borrower by a proposed purchaser thereof that is not an Affiliate of a Borrower.

      4.6.  Required  Document  Deliveries.  With  respect  to an  A&D  Loan  or
            -------------------------------
Hypothecation Loan that Borrowers desire to be a Pledged Loan, Borrowers shall deliver or cause to be delivered to Lender (or, in the case of the Transaction Documents for such Pledged Loan, to the Document Agent) the following, which delivery shall be made, except as hereinafter provided, concurrently with, or prior to, the delivery by Borrowers to Lender of a Loan Designation Schedule for such Pledged Loans:

                  (i) if such Pledged Loan is an Eligible A&D Loan, a Project Completion Schedule and a Project Cash Flow Forecast with respect to such A&D Loan;

                  (ii) a Borrowing Base Certificate reflecting the addition of such Pledged Loan to the Collateral if such Pledged Loan is an Eligible Loan;

                  (iii) the originals of each of the Primary Transaction Documents for such Pledged Loan;

                  (iv) if any of the Transaction Documents include an Instrument executed by an Obligor or a Timeshare Purchaser, the original Instrument endorsed in blank by the Obligor or Timeshare Purchaser, or, if endorsed to a Borrower, endorsed in blank by an authorized officer of such Borrower;

                  (v) if any of the Pledged Loan Collateral shall consist of real estate encumbered by a Mortgage, the original or copy time-stamped by the appropriate recording office of the recorded Mortgage; an original or copy time-stamped by the appropriate recording office of all amendments to such

Mortgage; with respect to a Mortgage securing an A&D Loan, an assignment of such Mortgage from the applicable Borrower to Lender, in form suitable for recording by Lender; with respect to each Mortgage received by a Hypothecation Borrower from a Timeshare Purchaser and collaterally assigned to a Borrower, the original or copy time-stamped by the appropriate recording office of such collateral assignment and an original collateral reassignment of such Mortgage from such Borrower to Lender, executed in blank and in form suitable for recording by Lender at any time that an Event of Default exists; and a title insurance policy with respect to such real estate insuring Lender's interest as first mortgagee with respect to the real estate, in an amount not less than the full amount of the Pledged Loan secured by such Pledged Loan Collateral, from a title company approved by Lender, or, if title insurance was not obtained for a Mortgage encumbering a Timeshare Interval (and no such policy shall be deemed to be required by this Agreement), an opinion from an attorney acceptable to Lender that the Mortgage creates a first priority Lien on the underlying Timeshare Interval subject only to such exceptions as are acceptable to Lender;

                  (vi) if any of the Pledged Loan Collateral shall consist of Property other than real estate, an original assignment and/or pledge of all such Pledged Loan Collateral, in form and scope acceptable to Lender, and any amendments or assignments of the same showing an unbroken chain of ownership from the originator to a Borrower; and an original assignment from such Borrower of all of its interests in such non-real estate Pledged Loan Collateral, signed in blank, in form ready for filing or recording and accompanied by UCC-1 or UCC-3 financing statements, if applicable, in each instance acceptable to Lender in both form and scope and in form acceptable to Lender and suitable for recording;

                  (vii) if the Pledged Loan Collateral consists, in whole or in part, of Timeshare Receivables, if requested by Lender at any time that an Event of Default exists, an original notice to the Timeshare Purchaser signed by the Hypothecation Borrower and the applicable Borrower that payments are to be made to Lender or its designee and to no other Person until further notice is received from Lender;

                  (viii) if and to the extent that any of the Pledged Loan Collateral is subject to any Lien other than a Permitted Lien, a release of such Lien, in form and scope satisfactory to Lender, which shall show on its face its having been recorded in the appropriate recording office to effectuate a complete release of such Lien under Applicable Laws; and

                  (ix) such other instruments and agreements as Lender may request from time to time to give effect to the terms of this Agreement, and to perfect or more fully perfect any Lien that it may have with respect to any of the Collateral.

Notwithstanding the foregoing provisions of this Section 4.6, Mortgages, UCC-1 financing statements and other documents, agreements or instruments constituting Transaction Documents that have been delivered for recording or filing with the appropriate authority shall not be subject to the requirement set forth hereinabove that all Transaction Documents be delivered to Document Agent prior to or concurrently with delivery by Borrowers to Lender of a Loan Designation Schedule for a Pledged Loan, but shall be delivered to the Document Agent promptly upon their receipt or return from recording or filing.

      4.7.  Borrowing Base  Certificate.  Each Borrower shall submit to Lender a
            ----------------------------
Borrowing Base Certificate, properly completed, (i) not later than the fifth day of each month, which Borrowing Base Certificate shall state the Facility A Borrowing Base and the Facility B Borrowing Base as of the last day of the immediately preceding month, and shall be obligated to submit Borrowing Base Certificates more frequently (if so requested by Lender) at any time that a Default, Event of Default or Out-of-Formula Condition exists; (ii) on each date that a Borrower submits to Lender a notice of intention to borrow pursuant to the provisions of Section 4.1.1(i) hereof, which Borrowing Base Certificate shall state the amount of the Facility A Borrowing Base and the Facility B Borrowing Base as of the close of business of the Business Day immediately preceding the date of such notice; and (iii) on each date that a Borrower requests Lender to release any Collateral pursuant to Section 4.5.1 hereof, which shall state the amount of the Facility A Borrowing Base and Facility B Borrowing Base after giving effect to such release. On each date that a Borrower submits a Borrowing Base Certificate to Lender, each Borrower shall be deemed to have warranted and represented to Lender that, to the best of such Borrower's knowledge, the information contained therein is true and correct and that all of the A&D Loans and Hypothecation Loans included in the calculations set forth therein constitute Eligible Loans and all of the Hypothecation Borrowers and A&D Borrowers included therein are Eligible Borrowers.

      4.8.  Collection  of Payments.  Prior to the  occurrence of any Default or
            ------------------------
Event of Default, Borrowers and the applicable Servicer shall continue to service and administer all Pledged Loans constituting Collateral in the ordinary course of business. Borrowers shall collect all amounts due to Borrowers with respect to the Pledged Loans diligently and in good faith. Upon and after the occurrence of an Event of Default, Lender shall be entitled (but not obligated) to assume the administration and servicing of such Pledged Loans (after giving any required notices to Obligors) and each Borrower shall deliver all amounts at any time paid to such Borrower with respect to any of the Collateral directly to Lender and shall continue to do so until otherwise notified by Lender in writing. If any Obligor on a Pledged Loan shall be in default of any of its obligations under any of the A&D Loan Documents or Hypothecation Loan Documents, a Borrower shall not be authorized to waive any such default, or to enter into any forbearance or moratorium with respect thereto, for so long as such Pledged Loan remains part of the Collateral, unless and until Lender shall otherwise give its consent in writing.

      4.9.  Application of Payments and Collections.  All Payment Items or other
            ----------------------------------------
forms of payment received by Lender by 2:00 p.m., Minneapolis, Minnesota time, on any Business Day shall be deemed received on that Business Day. All Payment Items or other forms of payment received after 2:00 p.m., Minneapolis, Minnesota time, on any Business Day shall be deemed received on the following Business Day. Each Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of a Borrower, and each Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable. If as the result of collections of Pledged Loans and related Payment Rights a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists.

      4.10. All Loans to Constitute One Obligation; Cross-Collateralization. The
            ----------------------------------------------------------------
Revolver Loans shall constitute one general Obligation of Borrowers, and (unless and to the extent otherwise expressly provided in any of the Security Documents) shall be secured by Lender's Liens upon all of the Collateral.

      4.11.  Loan  Account;  Statements  of Account.  Lender shall  establish an
             ---------------------------------------
account on its books (the "Loan Account") and shall enter all Revolver Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrowers. Lender will account to Borrowers monthly with a statement of Revolver Loans, charges and payments made pursuant to this Agreement, and such accounting rendered by Lender shall be deemed final, binding and conclusive upon Borrowers unless Lender is notified by Borrowers in writing to the contrary within 30 days after the date each accounting is deemed to have been sent pursuant to Section 11.8. Such notice shall only be deemed an objection to those items specifically objected to therein.

      4.12.  Verification  of  Collateral.  Whether or not a Default or Event of
             -----------------------------
Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or either Borrower, to verify the validity , amount or any other matter relating to any Pledged Loan or Pledged Loan Collateral (including any Timeshare Receivable) by mail, telephone, telegraph or other means. Borrowers shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

      4.13. Borrowers' Representative. Each Borrower hereby irrevocably appoints
            --------------------------
Litchfield as, and Litchfield shall act under the Loan Documents as, the representative of each Borrower for all purposes under the Loan Documents, including requesting Borrowings and receiving account statements and other notices and communications to Borrowers (or any of them) from Lender. Lender may rely, and shall be fully protected in relying, on disbursement instructions, reports, information or any other notice or communication made or given by Litchfield, whether in its own name, on behalf of any Borrower or on behalf of "the Borrowers," and Lender shall have no obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on such Borrower of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of Borrowers' liability for the Revolver Loans be affected, provided that the provisions of this Section 4.13 shall not be construed so as to preclude any Borrower from directly requesting Borrowings or taking other actions permitted to be taken by "a Borrower" hereunder.


      4.14. Nature and Extent of Each Borrower's Liability.
            -----------------------------------------------

                        (i) Joint and Several Liability.  Each Borrower shall be
                            ----------------------------
liable, on a joint and several basis, for all of the Revolver Loans and other Obligations, regardless of which Borrower actually may have received the proceeds of any Revolver Loans or other extensions of credit hereunder or the amount of such Revolver Loans received or the manner in which Lender accounts for such Revolver Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Revolver Loans to any Borrower inure to the mutual benefit of all Borrowers and that Lender is relying on the joint and several liability of Borrowers in extending the Revolver Loans and other financial accommodations hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any of the Revolver Loans, such Borrower shall forthwith pay the same, without notice or demand.

                        (ii) Unconditional Nature of Liability.  Each Borrower's
                             ----------------------------------
joint and several liability hereunder with respect to the Loans and other Obligations shall, to the fullest extent permitted by Applicable Laws, be unconditional irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect any of the Obligations from any other Loan Party or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Lender with respect to any provision of any instrument evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by any other Borrower and delivered to Lender, (iv) the failure by Lender to take any steps to perfect or maintain the perfected status of its security interest in or Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Obligations or Lender's release of its Liens upon any Collateral, (v) Lender's election, in any proceeding instituted under the Bankruptcy Code, for the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of Lender's claims for the repayment of any of the Obligations under
Section 502 of the Bankruptcy Code, or (viii) any other circumstance that might constitute a legal or equitable discharge or defense of any other Borrower. Whenever an Event of Default exists, Lender may proceed directly and at once, without notice, against any or all of the Loan Parties to collect and recover all or any part of the Obligations, without first proceeding against any other Loan Party or against any Collateral or other security for the payment or performance of any of the Obligations. Each Borrower consents and agrees that Lender shall be under no obligation to marshall any assets in favor of any Loan Party or against or in payment of any or all of the Obligations.

                        (iii) No Release from Liability.  No payment or payments
                              --------------------------
made by an Loan Party or received or collected by Lender from a Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, release or otherwise affect the liability of each Borrower under this Agreement, each of which shall remain jointly and severally liable for the payment and performance of all of the Obligations until all of the Obligations are paid in full and this Agreement is terminated.

                        (iv)  Subordination.  Each Borrower hereby  subordinates
                              --------------
any Claims, including any right of payment, subrogation, contribution and indemnity, that it may have from or against any other Loan Party, and any successor or assign of any other Loan Party, including any trustee, receiver or debtor- in-possession, howsoever arising, due or owing or whether heretofore, now or hereafter existing, to the payment in full of all of the Obligations.

SECTION 5.  TERM  AND  TERMINATION

      5.1. Term of Credit Facilities.  Subject to Lender's right to cease making
           --------------------------
Revolver Loans to Borrowers upon or after the occurrence of any Default or Event of Default, the Credit Facilities shall be in effect for a period of 3 years from the date hereof, through March 6, 2000 (the "Original Term"), and this Agreement shall automatically renew itself for 1-year periods thereafter (each a "Renewal Term"), unless terminated as provided in Section 5.2 hereof.

      5.2.  Termination and Reductions of Credit Facilities.
            ------------------------------------------------

            5.2.1.  Termination  by Lender.  Upon at least 90 days prior written
                    -----------------------
notice to either Borrower, Lender may terminate the Credit Facilities as of the last day of the Original Term or the then current Renewal Term and Lender may terminate the Credit Facilities without notice upon or after the occurrence of an Event of Default.

            5.2.2. Termination by Borrowers. Upon at least 60 days prior written
                   -------------------------
notice to Lender (in the case of any termination of Facility A) and upon at least 30 days prior written notice to Lender (in the case of any termination of Facility B), either Borrower may, at its option, terminate either or both of the Credit Facilities; provided, however, that no such termination by Borrowers
                     --------   -------
shall be effective unless Borrowers designate which of the Credit Facilities is to be terminated and has caused to be satisfied all of the Obligations relating to such terminated Credit Facility in immediately available funds. Any notice of termination given by a Borrower shall be irrevocable unless Lender otherwise agrees in writing.

            5.2.3.  Termination Charges. On the effective date of termination of
                    --------------------
either or both of the Credit Facilities by Borrowers for any reason, Borrowers shall be jointly and severally obligated to pay to Lender (in addition to the then outstanding principal, accrued interest and other fees and charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the product of the amount of the terminated Credit Facility (and, for this purpose, the amount of Facility B shall be deemed to be $10,000,000) times 3% if termination occurs in the first Loan Year, 2% if termination occurs in the second Loan Year, and 1% if termination occurs during the third Loan Year. Notwithstanding the foregoing, no termination charge shall be due or payable if any termination occurs on the last day of the Original Term or thereafter, or, in the case of Facility B, if termination is effective as of the last day of any Loan Year.

            5.2.4. Effect of Termination. Upon the effective date of termination
                   ----------------------
of either of the Credit Facilities (whether such termination is the result of a notice of termination given by a Borrower or by Lender), all Revolver Loans outstanding under the Credit Facility that is terminated and all interest, fees and other charges payable in connection therewith shall be immediately due and payable by Borrowers to Lender without further notice to or demand upon either Borrower, and Lender shall forthwith have no further obligation to make any Revolver Loans to or for the direct or indirect benefit of Borrowers under the Credit Facility that is terminated. Provided no Default, Event of Default or Out-of-Formula Condition exists, upon Lender's receipt in immediately available funds of an amount sufficient to pay all Obligations outstanding under or payable in connection with the Credit Facility that has been terminated, Lender shall execute a release of its Liens with respect to the A&D Collateral if the Credit Facility terminated is Facility A or the Hypothecation Collateral if the Credit Facility terminated is Facility B, notwithstanding the fact that all of the Collateral secures all of the Obligations. All undertakings, agreements, covenants, warranties and representations of each Borrower contained in the Loan Documents shall nevertheless survive any termination of a single Credit Facility and shall continue to apply with respect to any Credit Facility that is not terminated. Notwithstanding the payment in full of all of the Obligations, Lender shall not be required to terminate its security interest in Liens in the

Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks, Payment Items or other forms of payment received by Lender from either Borrower, any Obligor or any Timeshare Purchaser and applied to the Obligations, Lender shall (i) have received a written agreement, executed by Borrowers and by any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Lender from and against any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary or appropriate to protect Lender from any such loss or damage. No termination of either or both of the Credit Facilities or payment in full of the Obligations shall in any way affect the obligation of any Loan Party to indemnify Lender in accordance with the provisions of the Loan Documents, all of which indemnifications shall be deemed to survive any termination of the Credit Facilities and payment in full of the Obligations.

             5.2.5.  Voluntary  Reduction of Credit Facilities.  Borrowers shall
                     ------------------------------------------
have the right at any time to permanently reduce the amount of either or both of the Credit Facilities upon written notice by either Borrower to Lender of such reduction, which notice shall specify the amount of such reduction and the Credit Facility to be reduced. Each such notice shall be irrevocable once given and shall be given at least 5 Business Days prior to the end of the month. The effective date of any voluntary reduction of either or both of the Credit Facilities shall be the first day of a month following the month in which such notice is received by Lender. If on the effective date of any such reduction of either or both of the Credit Facilities and after giving effect thereto an Out-of-Formula Condition exists, then there shall be due and payable to Lender immediately, without further notice to or demand upon either Borrower, an amount necessary to cure such Out-of-Formula Condition. If a Credit Facility is reduced to zero, then such reduction shall be deemed to constitute a termination of such Credit Facility by Borrowers pursuant to the terms of Sections 5.2.2 and 5.2.3 of this Agreement and shall not be effective unless the notice required by
Section 5.2.2 is given. In the event that Borrowers elect to permanently reduce the amount of Facility B pursuant to the terms hereof, then such reduction shall serve to reduce the amount of Facility B upon which the annual credit facility fee payable to Lender pursuant to Section 3.3 of this Agreement is based. In no event shall any reduction of Facility A during the Original Term reduce the amount of the annual credit facility fee payable to Lender pursuant to Section
3.3 of this Agreement, and such fee shall be calculated as if no such reduction to Facility A had ever occurred.

SECTION 6.  SECURITY FOR LOANS

      6.1.  Lien Upon Collateral.

            6.1.1. To secure the prompt payment and performance to Lender of all of the Obligations, each Borrower hereby grants to Lender a continuing security interest in and Lien upon all of the following Property of such Borrower and all of such Borrower's right, title and interest therein, whether such Property is now owned or existing or hereafter created, acquired or arising and wheresoever located:

                        (i)   All Pledged Loans;

                        (ii)  All Pledged Loan Collateral;

                        (iii) All Payment Rights;

                        (iv)  All Transaction Documents and all Remedies;

                        (v) All monies and other Property of any kind that relates to any of the Pledged Loans and that is now or at any time or times hereafter in the possession or under the control of Lender, a Servicer, or a bailee or Affiliate of Lender;

                        (vi) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (v) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                        (vii) All books and records of such Borrower to the extent pertaining to any of (i) through (vi) above, including all computer programs, disks, tapes and related electronic data processing media, credit files, account cards, payment records, correspondence and ledgers, and all cabinets in which any of the foregoing are reflected or maintained.

                         6.1.2.  As additional  security for the prompt  payment
and performance to Lender of all of the Obligations, each Borrower agrees that, if and to the extent after the date of this Agreement such Borrower (or any Affiliate of such Borrower) shall obtain title to any of the Pledged Loan Collateral that consist of real Property, such Borrower shall, at Lender's request, promptly execute and deliver, or cause to be executed and delivered, to Lender a Mortgage with respect to such real Property, in the form requested by Lender and otherwise in conformity with Applicable Laws.

                         6.1.3.  In addition to the  foregoing and as additional
security for the payment and performance of the Obligations, Green Mountain hereby grants to Lender a continuing security interest in and Lien upon all of Green Mountain's assets, including all of the following property and interest in Property of Green Mountain, whether now owned or existing or hereafter created, acquired or arising and wheresoever located: (i) all Accounts; (ii) all Inventory; (iii) all Equipment; (iv) all Instruments; (v) all Chattel Paper;
(vi) all Documents; (vii) all General Intangibles; (viii) all Securities, whether certificated or uncertificated (but excluding any portion thereof that constitute Margin Stock), and all securities entitlements; (ix) all other monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender, a Servicer, or a bailee or Affiliate of Lender; (x) all accessions to, substitutions for and replacements, products and cash and non-cash proceeds of clauses (i) through (ix) of this Section 6.1.3, including proceeds of and unearned premiums with respect to insurance policies insuring any of the foregoing; and (xi) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and other computer materials and records) of Green Mountain pertaining to any of the above in this Section 6.1.3.

      6.2.  Lien Perfection; Further Assurances.
            ------------------------------------

                         6.2.1.  Each  Borrower  shall,  at its  sole  cost  and
expense, execute such UCC-1 financing statements as are required by the UCC or other Applicable Laws and such other instruments, assignments or documents as are necessary to perfect, or maintain the perfected status of, Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral, including (i) the pledge and delivery to Lender or Servicer of all Instruments evidencing a Payment Right to such Borrower and (ii) promptly upon Lender's request therefor, the assignment of record to Lender of all UCC-1 financing statements naming an Obligor as debtor and such Borrower as secured party. Unless prohibited by any Applicable Laws, each Borrower hereby authorizes Lender to execute and file any such financing statement on such Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, each Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed reasonably necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

            6.2.2. To the extent that any of the Transaction Documents evidence a Payment Right and a security interest in or lease of specific goods (and, therefore, constitute Chattel Paper), Borrowers shall either cause to be inscribed on the face of each such Transaction Document a conspicuous legend indicating that the same is at all times subject to the Liens in favor of Lender or deliver possession thereof to Lender. For so long as no Default or Event of Default exists, upon a Borrower's request therefor Lender will deliver (or instruct the Servicer to deliver) to such Borrower any Instrument evidencing a Payment Right theretofore delivered by such Borrower pursuant to this Section
6.2 for the purpose of enabling such Borrower (a) to enforce payment of, or otherwise exercise its rights and remedies with respect to, such Payment Right, or (b) to administer such Instrument in the ordinary course of such Borrower's business operations, which, by way of example, may include modifications, amendments, extensions, renewals or consolidations of such Instrument.

      6.3. No Obligations on Part of Lender. Lender shall be under no obligation
           ---------------------------------
to review or in any manner approve any Collateral delivered to Lender from time to time, but Lender shall have the absolute right to review and approve any such Collateral from time to time whenever it deems it appropriate to do so. Lender may, in its sole discretion, require that Collateral be delivered to it not less than 5 Business Days prior to any date on which Borrowers request such Collateral to be made part of the Facility A Borrowing Base or Facility B Borrowing Base. Lender shall have no responsibility for taking any steps necessary to preserve rights against other parties or any other rights pertaining to any of the Collateral. Lender shall have no responsibility to perfect, or to maintain the perfected status of, any of its Liens with respect to any of the Collateral or any of the Liens of a Borrower with respect to any of the Pledged Loan Collateral, and no loss of, imperfection of Liens with respect to or any damage to any Collateral or Pledged Loan Collateral shall in any way release any Loan Party from the obligation to pay or perform all of the Obligations. Without limiting the generality of the foregoing, Lender shall not be liable or responsible in any way for any act of any Servicer, custodian or other Person whatsoever, and all of the same shall be at Borrowers' sole risk. Lender shall not be responsible for any excise, property or other Taxes relating to any of the Collateral or Pledged Loan Collateral, or due upon any sale thereof, and all such Taxes shall be the responsibility of Borrowers. The grant and conveyance of Liens pursuant to the terms hereof and the other Loan Documents shall not obligate or be construed to obligate Lender to perform any of the terms contained in the A&D Loan Documents, Hypothecation Loan Documents or any other instrument or agreement forming part of any of the Pledged Loan Collateral or otherwise to impose any duties upon Lender with respect to the same.

SECTION 7.  REPRESENTATIONS AND WARRANTIES

      7.1.  General  Representations  and Warranties.  To induce Lender to enter
            -----------------------------------------
into this Agreement and to make advances hereunder, each Borrower warrants and represents to Lender and covenants with Lender that:

            7.1.1. Organization and Qualification. Each Borrower and each of its
                   -------------------------------
Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Borrower and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Schedule 7.1.1 hereto and, to the best of such Borrower's knowledge
          ---------------
and belief, in all other states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary.

            7.1.2.  Corporate  Power  and  Authority.   Each  Borrower  is  duly
                    ---------------------------------
authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of either Borrower or any of either Borrower's Subsidiaries; (ii) contravene either Borrower's charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause either Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which either Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by either Borrower or any of its Subsidiaries.

            7.1.3. Legally Enforceable Agreement. This Agreement is, and each of
                   ------------------------------
the  other  Loan  Documents  when  delivered   under  this  Agreement  will  be,
Enforceable.

            7.1.4.  Capital  Structure.  Schedule  7.1.4  hereto  states (i) the
                    -------------------  ---------------
correct name of each of the Subsidiaries of each Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by such Borrower,
(ii) the name of each Borrower's corporate or joint venture Affiliates and the nature of the affiliation, and (iii) the number of authorized, issued and treasury shares of each Borrower and each of its Subsidiaries. Except as provided in Schedule 7.1.4 hereto, each Borrower has good title to all of the
            ---------------
shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non- assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of either Borrower or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon either Borrower's shareholders relating to the ownership of its shares of capital stock.

            7.1.5.  Corporate Names. No Borrower nor any of its Subsidiaries has
                    ----------------
been known as or used any corporate, fictitious or trade names except those listed on Schedule 7.1.5 hereto. Except as set forth on Schedule 7.1.5, no
           ---------------                                  ---------------
Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

            7.1.6.  Business Locations;  Agent for Process.  Each Borrower's and
                    ---------------------------------------
each of its Subsidiaries' chief executive office and other places of business are as listed on Schedule 7.1.6 hereto. During the preceding 5-year period, no
                 --------------
Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on Schedule 7.1.6.
                                                     ---------------

            7.1.7.  Title to  Properties;  Priority of Liens.  Each Borrower and
                    -----------------------------------------
each of its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Each Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any such Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to those Permitted Liens which are expressly stated to have priority over the Liens of Lender.

            7.1.8.  Financial Statements;  Fiscal Year. The Consolidated balance
                    -----------------------------------
sheets of Litchfield and such other Persons described therein (including the accounts of all Subsidiaries of Litchfield for the respective periods during which a Subsidiary relationship existed) as of December 31, 1996, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Litchfield and such Persons at such dates and the results of Litchfield's and such Persons' operations for such periods. Since December 31, 1996, there has been no material change in the condition, financial or otherwise, of either Borrower or such other Persons as shown on the Consolidated balance sheet as of such date, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of each Borrower and each of its Subsidiaries ends on December 31 of each year.

            7.1.9.  Full  Disclosure.  The financial  statements  referred to in
                    -----------------
Section 7.1.8 hereof do not, nor does this Agreement or any other written statement of either Borrower to Lender, contain any untrue statement of a material fact. There is no fact or circumstances which either Borrower has failed to disclose to Lender in writing and which may reasonably be expected to have a Material Adverse Effect.

            7.1.10.  Solvent Financial Condition.  Each Borrower and each of its
                     ----------------------------
Subsidiaries is now and, after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

            7.1.11.  Surety Obligations.  Except as set forth on Schedule 7.1.11
                     -------------------                         ---------------
hereto, no Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any other Person.

            7.1.12.  Taxes.  The  federal  tax  identification  number  of  each
                     ------
Borrower and each of its  Subsidiaries is shown on Schedule 7.1.12 hereto.  Each
                                                   ---------------
Borrower has filed all federal, state and local tax returns and other reports that it is required by Applicable Laws to file and has paid, or made provision for the payment of, all Taxes upon it, its income and Properties as and when such Taxes are due and payable, except to the extent being Properly Contested. The provision for Taxes on the books of each Borrower and each of its Subsidiaries are adequate to cover that portion of Taxes owing by such Borrower and such Subsidiaries for all years not closed by applicable statutes and for its current fiscal year.

            7.1.13.  Brokers.  There are no claims  for  brokerage  commissions,
                     --------
finder's fees or investment banking fees in connection with any of the transactions contemplated by this Agreement.

            7.1.14. Patents, Trademarks,  Copyrights and Licenses. Each Borrower
                    ----------------------------------------------
and each of its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Schedule 7.1.14 hereto.
                                                ---------------

            7.1.15.  Governmental  Consents.  Each  Borrower  and  each  of  its
                     -----------------------
Subsidiaries has, and is in good standing with respect to, all Governmental Approvals necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

            7.1.16.  Compliance  with  Laws.  Each  Borrower  and  each  of  its
                     -----------------------
Subsidiaries has duly complied with, and its Properties, business operations, Pledged Loans, and Pledged Loan Collateral are in compliance in all material respects with, the provisions of all Applicable Laws and there have been no citations, notices or orders of noncompliance issued to such Borrower or any of its Subsidiaries under any such law, rule or regulation.

            7.1.17.  Restrictions.  No Borrower nor any of its Subsidiaries is a
                     -------------
party or subject to any contract, agreement, or charter or other corporate restriction, which has or could be reasonably expected to have a Material Adverse Effect. No Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Debt, and as set forth on Schedule 7.1.17 hereto, none of which prohibit the execution
                    ---------------
of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

            7.1.18.  Litigation.  Except as set forth on Schedule 7.1.18 hereto,
                     -----------                         ---------------
there are no actions, suits, proceedings or investigations pending, or to the knowledge of such Borrower, threatened, against or affecting either Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of either Borrower or any of its Subsidiaries, none of which if resolved adversely to either Borrower or its Subsidiaries would have a Material Adverse Effect. No Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

            7.1.19.  No Defaults.  No event has occurred and no condition exists
                     ------------
which would, upon or after the execution and delivery of this Agreement or either Borrower's performance hereunder, constitute a Default or an Event of Default. No Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Debt to any Person for Money Borrowed.

            7.1.20.  Leases. Except for miscellaneous leases of office equipment
                     -------
entered into in the ordinary course of each Borrower's business, Schedule 7.1.20
                                                                 ---------------
hereto is a complete listing of all capitalized leases and operating leases of each Borrower and each of its Subsidiaries on the date hereof. Each Borrower and each of its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

            7.1.21.  Pension  Plans.  Except as  disclosed  on  Schedule  7.1.21
                     ---------------                            ----------------
hereto, no Borrower nor any of its Subsidiaries has any Plan on the date hereof. The Plan in which each Borrower and each of its Subsidiaries participates is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect thereto. No fact or situation that could result in a material adverse change in the financial condition of Borrower exists in connection with such Plan. No Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

      7.2.   Continuous   Nature  of   Representations   and  Warranties.   Each
             ------------------------------------------------------------
representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of a Borrower's or its Subsidiaries' business or operations that would not have a Material Adverse Effect or would not render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement. Notwithstanding the foregoing, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

      7.3. Survival of Representations  and Warranties.  All representations and
           --------------------------------------------
warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS

     8.1.  Affirmative  Covenants.  During  the  term  of  this  Agreement,  and
           -----------------------
thereafter for so long as there are any Obligations to Lender, each Borrower covenants that it shall and shall cause each of its Subsidiaries to:

           8.1.1.  Visits and Inspections.
                   -----------------------

                    (i) Upon 3 Business Days' notice from Lender, permit any representative, officer, accountant or agent of Lender, during normal business hours, to visit and inspect any of such Borrower's Properties, to examine such Borrower's books and records, and to discuss such Borrower's business, financial affairs, financial condition and accounts with such Borrower's officers, all at such reasonable time and as often as Lender may request and, in each such case, cause each of its Subsidiaries so to do. Notwithstanding the foregoing, no prior notice by Lender will be required as a condition to any such visit or inspection if at the time thereof any Event of Default exists.

                  (ii) Upon 3 Business Days' notice from Lender and the prior submission by Lender to either Borrower of Lender's proposed agenda therefor, permit any representative, officer, accountant or agent of Lender from time to time to discuss the financial statements referred to in Section 7.1.8 hereof, any other financial information from time to time delivered hereunder to Lender, the financial condition of each Borrower or any of its Subsidiaries, or any information contained in any Borrowing Base Certificate (collectively, the "Financial Information") with such Borrower's auditors; provided, however, that
                                                         --------  -------
if no Default or Event of Default then exists, Lender will not have the right to require such discussions more than once per year. Notwithstanding the foregoing, no prior notice or submission of a proposed agenda will be required as a condition to Lender's having such discussions with either Borrower's auditors at any time that an Event of Default exists. Each Borrower hereby irrevocably authorizes its auditors to discuss all matters pertaining to the Financial

Information with all such Persons. Each Borrower shall have the right to have one or more of its officers present at any such discussions with such Borrower's auditors, but the availability of any officer of such Borrower to be present at any such discussion shall not be a condition to Lender's rights hereunder to hold such discussions.

            8.1.2.  Notices.  Notify Lender in writing (i) of the  occurrence of
                    --------
any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading; (ii) promptly after a Borrower's learning thereof, of the commencement of any litigation having a Material Adverse Effect on a Borrower or any of its Properties, whether or not the claim is considered by such Borrower to be covered by insurance, and of the institution of any administrative proceeding which if determined adversely to a Borrower would have a Material Adverse Effect; (iii) at least 30 days prior thereto, of a Borrower's opening of any new office or place of business or a Borrower's closing of any existing office or place of business; (iv) promptly after a Borrower's learning thereof, of any labor dispute to which a Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which it is a party or by which it is bound;
(v) promptly after a Borrower's learning thereof, of any material default by any Loan Party under any note, indenture, loan agreement, Mortgage, lease, deed, guaranty or other similar agreement relating to any Debt of a Borrower exceeding $500,000; (vi) promptly after the occurrence thereof, of any Default or Event of Default; (vii) promptly after the occurrence thereof, of any default by any Obligor under any of the Transaction Documents with respect to any Pledged Loan;
(viii) promptly after the rendition thereof, of any judgment rendered against any Loan Party in an amount exceeding $250,000; and (ix) promptly after a Borrower's learning thereof, of any termination or expiration of any Servicing Agreement.

            8.1.3.  Financial  Statements.  Keep,  and cause each  Subsidiary to
                    ----------------------
keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrowers' certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with
GAAP):

                        (i) not later than 120 days after the close of each fiscal year of Litchfield, unqualified audited financial statements of Litchfield and its Subsidiaries as of the end of such year, on a Consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by Litchfield but reasonably acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

                        (ii) not later than 45 days after the end of each fiscal quarter of Litchfield, Litchfield's form 10Q filing with the SEC for such quarter;

                        (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Litchfield has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Litchfield files with the SEC, or any national securities exchange;

                        (iv) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan;

                        (v) with respect to Green Mountain, annual unaudited financial statements of Green Mountain delivered not later than 120 days after the close of each fiscal year, and quarterly unaudited financial statements of Green Mountain delivered not later than 45 days after the end of each fiscal quarter of Green Mountain; and

                        (vi) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or each Borrower's and each of its Subsidiaries' financial condition or results of operations.

            Concurrently with the delivery of the financial statements described in clause (i) of this Section 8.1.3, Borrowers shall forward to Lender a copy of the accountants' letter to Borrowers' management that is prepared in connection with such financial statements. Concurrently with the delivery of the items described in clauses (i) and (ii) of this Section 8.1.3, or more frequently if requested by Lender, Borrowers shall cause to be prepared and furnished to Lender a Compliance Certificate duly executed by the president or chief financial officer of Borrowers.

            8.1.4.  Transaction  Documents.  Include or caused to be included in
                    -----------------------
each Transaction Document executed and delivered subsequent to the Closing Date language providing that, subject to any restrictions upon the assignment thereof by the Obligor, such Primary Transaction Document shall be binding upon and inure to the benefit of any and all successors and assigns of the parties thereto, and exercise its best efforts to include such language in any Primary Transaction Document in existence on the Closing Date that does not expressly purport to be binding upon the successors and assigns of the parties thereto pursuant to a written amendment or modification of any such Primary Transaction Document (but if such Borrower is unsuccessful in including such language in any Primary Transaction Document, then the Pledged Loan evidenced or secured by such Primary Transaction Document shall not be deemed to be an Eligible Loan).

            8.1.5.  Taxes.  Pay and discharge,  and cause each Subsidiary to pay
                    ------
and discharge, all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested.

            8.1.6.  Compliance with Laws.  Comply,  and cause each Subsidiary to
                    ---------------------
comply, with all Applicable Laws, including all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and all ERISA and Environmental Laws, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might have a Material Adverse Effect.

            8.1.7.  Insurance. In addition to the insurance required herein with
                    ----------
respect to the Collateral, maintain, with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including business interruption, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrowers or as otherwise reasonably required by Lender.

       8.2.  Negative  Covenants.   During  the  term  of  this  Agreement,  and
             --------------------
thereafter for so long as there are any Obligations to Lender, each Borrower covenants that, unless Lender has first consented thereto in writing, it will not nor will it permit any Subsidiary to:

            8.2.1. Mergers; Consolidations. Enter into any transaction to merge,
                   ------------------------
consolidate or amalgamate with any Person, or liquidate, wind up or dissolve itself, except mergers or consolidations of any Subsidiary with another Subsidiary of either Borrower.

            8.2.2.  Loans.  Make any  loans or  other  advances  of money to any
                    ------
Person other than (i) for salary, travel advances, advances against commissions and other similar advances in the ordinary course of a Borrower's or a Borrower's Subsidiary's business, and (ii) loans or other advances of money to Obligors and other Persons in the ordinary course of Borrower's or a Subsidiary's business.

            8.2.3.  Affiliate  Transactions.  Enter  into,  or be a party to any
                    ------------------------
transaction with any Affiliate or stockholder, except: (i) the transactions contemplated by the Loan Documents; (ii) payment of customary directors' fees and indemnities; (iii) transactions with Affiliates that were consummated prior to the date hereof; and (iv) in the ordinary course of and pursuant to the reasonable requirements of a Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender.

            8.2.4.  Limitation on Liens. Create or suffer to exist any Lien upon
                    --------------------
any of the Collateral, whether now owned or hereafter acquired, except Permitted Liens.

            8.2.5. Subordinated Debt. Make any payment of any part or all of any
                   ------------------
Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt.

            8.2.6. Distributions.  Declare or make any Distributions at any time
                   --------------
that a Default, Event of Default or Out-of-Formula Condition exists or would occur as the result of the making of any such Distribution.

            8.2.7.  Disposition of Assets.  Sell, lease or ot herwise dispose of
                    ----------------------
any interest in any of the Pledged Loans, Pledged Loan Collateral or Transaction Documents to or in favor of any Person, including the sale, pledge or assignment of any interest in any Pledged Loan, except for sales, leases or dispositions
(i) to Lender, (ii) of Pledged Loans released pursuant to Section 4.5.2 hereof or (iii) as otherwise expressly authorized by this Agreement.

            8.2.8. Stock of Subsidiaries. At any time that a Default or Event of
                   ----------------------
Default exists, permit any of its Subsidiaries to issue any additional shares of its capital stock except director's qualifying shares.

            8.2.9.  Restricted  Investments and Debt Incurrence.  In the case of
                    --------------------------------------------
Green Mountain, (i) make or have any Restricted Investment; or (ii) create, incur, assume or suffer to exist any Debt, except (a) the Obligations, (b) Debt to Litchfield which does not exceed at any time the sum of $1,000,000, (c) incidental accounts payable and current operating expenses (other than for Money Borrowed) incurred and timely paid in the ordinary course of business, (d) contingent obligations arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business, and (e) the obligation to fund A&D Loans and Hypothecation Loans and to the extent provided in Transaction Documents to which Green Mountain is a party.

            8.2.10.  Fiscal Year. Establish a fiscal year of Borrowers and their
                     ------------
Subsidiaries other than the 12-month period ending December 31 of each year.

            8.2.11.  Corporate Documents.  Amend, modify or otherwise change any
                     --------------------
of the terms or provisions in any of either Borrower's corporate charter, Articles of Incorporation, By-laws, or other governing documents as in effect on the Closing Date, except for changes that do not affect in any way such Borrower's rights and obligations to enter into and to perform the Loan Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

            8.2.12.  Conduct of Business.
                     --------------------

                              (i) enter into, or permit any of its  Subsidiaries
            to enter into, any business that is substantially different from the business of Borrower or such Subsidiaries as set forth on Schedule
                                                                        --------
            8.2.12 or any  businesses or activities  that are not  substantially
            ------
            similar, related or incidental to the businesses or activities described in Schedule 8.2.12; or
                         ---------------

                              (ii) make or acquire loans other than loans of the
            type made by such Borrower and its Subsidiaries on the date hereof or as otherwise described on Schedule 8.2.12; provided, however,
                                          ----------------   --------   -------
            that Borrowers and their Subsidiaries shall be permitted to make or acquire loans that are different from those described on Schedule
                                                                        --------
            8.2.12  (each  such  loan,  a "New  Business  Loan")  so long as the
            ------
            aggregate outstanding principal amount of New Business Loans held by Borrowers and their Subsidiaries does not at any time exceed 25% of the aggregate serviced portfolio of Borrowers and their Subsidiaries.

            8.2.13.  Administration  of Transaction  Documents.  Subordinate any
                     ------------------------------------------
Lien securing any Pledged Loan to the Lien of another Person; subordinate all or any part of any Pledged Loan to the Debt of another Person; forgive all or any part of any Pledged Loan; release any Solvent guarantor or other third party Obligor of the payment or performance of all or any part of such Obligor's liabilities or obligations with respect to any Pledged Loan; release any Pledged Loan Collateral or Lien with respect thereto; waive any default under any Transaction Documents that relate to a Pledged Loan; or increase the Credit Limit on any Pledged Loan to an extent where such New Credit Limit exceeds in amount the applicable A&D Loan Margin or the Hypothecation Loan Margin.

            8.2.14.  Books and  Records.  Move or  relocate  books  and  records
                     -------------------
pertaining to any of the Collateral from either Borrower's chief executive office and principal place of business.

      8.3. Specific Financial Covenants.  During the term of this Agreement, and
           -----------------------------
thereafter for so long as there are any Obligations outstanding, Borrowers covenant that, unless otherwise consented to by Lender in writing, Litchfield shall:

            8.3.1.  Debt to Tangible  Net Worth  Ratio.  Maintain at all times a
                    -----------------------------------
ratio of total Debt to Consolidated Tangible Net Worth that does not exceed 6 to 1.

            8.3.2  Consolidated  Tangible  Net  Worth.  Maintain  at all times a
                   -----------------------------------
Consolidated Tangible Net Worth of not less than $33,000,000; provided, however, that the foregoing amount shall be increased, on a cumulative basis, on the first day of each fiscal year, commencing January 1, 1998, by an amount equal to 50% of the Consolidated Net Income of Litchfield during the immediately preceding fiscal year (if a positive number).

            8.3.3   Interest   Coverage   Ratio.   Maintain   at  all  times  an
                    ----------------------------
Interest Coverage Ratio of not less than 1.0 to 1.

SECTION 9.  CONDITIONS PRECEDENT

      9.1.  Conditions  Precedent to Initial  Loans.  Notwithstanding  any other
            ----------------------------------------
provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make the initial Loans requested by Borrowers unless, on or before March 21, 1997, each of the following conditions has been and continues to be satisfied:

                  9.1.1. Documentation.  Lender shall have received, in form and
                         --------------
substance satisfactory to Lender and its counsel, a duly executed counterpart of this Agreement and the other Loan Documents together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

                  9.1.2.  Evidence  of  Perfection  and  Priority  of  Liens  in
                          ------------------------------------------------------
Collateral.  Lender  shall  have  received  copies  of all  filing  receipts  or
-----------
acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence in form satisfactory to Lender that such Liens constitute valid and perfected security interests and Liens, and that there are no other Liens upon any Collateral except for Permitted Liens.

                  9.1.3. Articles of Incorporation. Lender shall have received a
                         --------------------------
copy of the Articles or Certificate of Incorporation of each Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of the jurisdiction of each Borrower's incorporation.

                  9.1.4. Good Standing Certificates.  Lender shall have received
                         ---------------------------
good standing certificates for each Borrower, issued by the Secretary of State or other appropriate official of each Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of a Borrower's business activities or ownership of its Property necessitates qualification.

                  9.1.5. Opinion Letter. Lender shall have received a favorable,
                         ---------------
written opinion of Battle Fowler LLP, general counsel to Borrowers, and Borrowers' special Vermont counsel and special Massachusetts counsel, as to the transactions contemplated by this Agreement, to be in substantially the form of Exhibit F hereto.

                  9.1.6. Disbursement Letter. Lender shall have received written
                         --------------------
instructions from Borrowers directing application of proceeds of the initial Loans made pursuant to this Agreement, and an initial Borrowing Base Certificate from Borrowers, in form satisfactory to Lender.

      9.2.  Conditions  Precedent to all Credit Extensions.  Notwithstanding any
            -----------------------------------------------
other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan or otherwise extend any credit or other financial accommodations to or for the benefit of Borrowers, unless and until each of the following conditions has been and continues to be satisfied:

                  9.2.1.  Required  Document  Deliveries.  Borrowers  shall have
                          -------------------------------
delivered or caused to be delivered all documents with respect to each Pledged Loan in accordance with the provisions of Section 4.6 of this Agreement.

                  9.2.2. No Default.  No Default or Event of Default shall exist
                         -----------
at the time of, or after giving effect to, any funding of a Revolver Loan.

                  9.2.3.  Satisfaction  of Conditions  in Other Loan  Documents.
                          ------------------------------------------------------
Each of the conditions precedent set forth in any other Loan Document shall have been and shall remain satisfied.

                  9.2.4. No Litigation.  No action,  proceeding,  investigation,
                         --------------
regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

                  9.2.5.  Material Adverse Effect.  No event shall have occurred
                          ------------------------
and no condition shall exist which has or may be reasonably likely to have a Material Adverse Effect.

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

       10.1.  Events  of  Default.  The  occurrence  of any  one or  more of the
              --------------------
following events or conditions shall constitute an "Event of Default":

                  10.1.1.  Payment of  Obligations.  Borrowers shall fail to pay
                           ------------------------
any of the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                  10.1.2.  Misrepresentations.  Any representation,  warranty or
                           -------------------
material statement made or furnished to Lender by or on behalf of either Borrower, in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 7.2 hereof.

                  10.1.3.  Breach of Specific  Covenants.  Either Borrower shall
                           ------------------------------
fail or neglect to perform, keep or observe any covenant contained in Sections 4.4, 8.1.1, 8.1.3, 8.2 or 8.3 hereof on the date that such Borrower is required to perform, keep or observe such covenant.

                  10.1.4. Breach of Other Covenants.  Either Borrower shall fail
                          --------------------------
or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section
10.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 15 days after the sooner to occur of such Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of such Borrower; provided, however,
                                                              --------  -------
that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 15 day period, or which has been the subject of a prior failure within the preceding 180 days, or which is a willful and knowing breach by either Borrower.

                  10.1.5. Default Under Security Documents/Other Agreements. Any
                          --------------------------------------------------
event of default shall occur under, or either Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

                  10.1.6. Other Defaults. There shall occur any default or event
                          ---------------
of default on the part of either Borrower under any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property is bound, creating or relating to any Debt for Money Borrowed (other than the Obligations) if the payment or maturity of such Debt is accelerated in consequence of such event of default or demand for payment of such Debt is made.

                  10.1.7.  Insolvency  and Related  Proceedings.  Any Loan Party
                           -------------------------------------
shall cease to be Solvent or any Insolvency Proceeding shall be commenced by or against any Loan Party (if against an Loan Party, the continuation of such proceeding for more than 30 days), or any Loan Party shall make any offer of settlement, extension or composition to such unsecured creditors generally.

                  10.1.8. Business Disruption.  There shall occur a cessation of
                          --------------------
a substantial part of the business of either Borrower or any other Loan Party for a period which may be reasonably expected to have Material Adverse Effect; or either Borrower or any other Loan Party shall suffer the loss or revocation of any license or permit now held or hereafter acquired by such Borrower or such other Loan Party which is necessary to the continued or lawful operation of its business and such license or permit shall not have been reinstated on or before the thirtieth day after the loss or revocation thereof; or either Borrower or any other Loan Party shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs.

                  10.1.9. ERISA. A Reportable Event shall occur which Lender, in
                          ------
its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if either Borrower, any Subsidiary of either Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's or such Guarantor's complete or partial withdrawal from such Plan.

                  10.1.10. Challenge to Agreement.  Either Borrower or any other
                           -----------------------
Loan Party, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

                  10.1.11.  Servicer Defaults.  Any Servicer shall repudiate the
                            ------------------
Agency Agreement (Servicing Agent) or the Servicing Agreement executed by such Servicer, or such Servicer shall resign and a successor acceptable to Lender shall not be appointed within 20 days thereafter, or shall default in the observance or performance of any material term or provision contained in the Agency Agreement (Servicing Agent) and shall fail to cure same within 15 days after written notice thereof is received by such Servicer from Lender.

                  10.1.12.   Criminal  Forfeiture.   Either  Borrower  shall  be
                             ---------------------
criminally indicted or convicted under any law that could lead to a forfeiture of any Property of either Borrower.

                  10.1.13.  Portfolio  Default.  On any date, 50% or more of all
                            -------------------
Pledged Loans outstanding that are A&D Loans, or 20% or more of Pledged Loans outstanding that are Hypothecation Loans, are in default, whether or not any such default has resulted from the failure of an Obligor to pay any amounts due with respect to any of such Pledged Loans on the due date thereof or for any other cause and regardless of whether or not any such default has been waived (orally or in writing) by either Borrower.

      10.2.  Acceleration  of the  Obligations.  Without in any way limiting the
             ----------------------------------
right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default (and for so long as such Event of Default exists), all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrowers shall forthwith pay to Lender, the full amount of such Obligations; provided, however, that upon the commencement of an Insolvency Proceeding by either Borrower, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

       10.3.  Other  Remedies.  Upon and  after  the  occurrence  of an Event of
              ----------------
Default (and for so long as such Event of Default exists), Lender shall have and may exercise from time to time the following rights and remedies:

                  10.3.1. All of the rights and remedies of a secured party under the UCC or under other Applicable Laws, and all other legal and equitable rights to which Lender may be entitled under any of the Loan Documents, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                  10.3.2. The right to take immediate possession of the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers' expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of either Borrower, then such Borrower agrees not to charge Lender for storage thereof).

                  10.3.3. The right to sell or otherwise dispose of all or any Collateral in its then condition, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Each Borrower agrees that any requirement of notice to Borrowers of any proposed public or private sale or other disposition of Collateral by Lender shall be deemed reasonable notice thereof if given at least 10 days prior thereto, and such sale may be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on either Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Laws. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the reasonable costs and expenses, and attorneys' fees, incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Lender therefor.

Lender is hereby granted, effective upon or after the occurrence of an Event of Default (and for so long as such Event of Default exists), a license or other right to use, without charge, each Borrower's labels, any intellectual property, rights of use of any name, software, telephone number, or any Property of a similar nature, as it pertains to the Collateral, for the sole and limited purpose of enabling Lender to collect, sell or otherwise realize upon any of the Collateral.

       10.4.  Setoff.  In  addition to any Liens  granted  under any of the Loan
              -------
Documents and any rights now or hereafter available under Applicable Laws, Lender is hereby authorized by each Borrower at any time that an Event of Default exists, without notice to either Borrower or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but notincluding trust accounts)) and any other Debt at any time held or owing by Lender or its Affiliates to or for the credit or the account of either Borrower against and on account of the Obligations of Borrowers arising under the Loan Documents to Lender, including all Loans and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Lender shall have made any demand hereunder or (ii) Lender shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured.

      10.5.  Remedies   Cumulative;   No  Waiver.  All  covenants,   conditions,
             ------------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and either Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained. The failure or delay of Lender to require strict performance by Borrowers of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrowers under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrowers.

SECTION 11. MISCELLANEOUS

      11.1. Power-of-Attorney.  Borrowers shall join with Lender and Servicer in
            ------------------
executing  and  delivering  the  Power-of-Attorney  on the Closing  Date.

      11.2.Indemnity. Each Borrower hereby agrees to indemnify and defend Lender
           ----------
and hold Lender harmless from and against any Claims against Lender (including reasonable attorneys' fees and legal expenses) as the result of such Borrower's failure to observe, perform or discharge any of such Borrower's duties hereunder. In addition, each Borrower shall indemnify and defend Lender against and save Lender harmless from all Claims of any Person with respect to any of the Pledged Loans or Pledged Loan Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any Claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of either Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding taxes imposed upon or measured solely by the net income of Lender, but including, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Lender, either Borrower or any other Loan
Party on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal, state, foreign or local statute, rule or regulation, Borrowers will pay (or will promptly reimburse Lender for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold Lender harmless from and against liability in connection therewith. The provisions of this Section 11.2 shall not be deemed to obligate Borrowers to indemnify Lender for any claim by Lender for lost profits. Notwithstanding any contrary provision in this Agreement, the obligation of Borrowers under this Section 11.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

      11.3. Modification of Agreement;  Sale of Interest. This Agreement may not
            ---------------------------------------------
be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Lender may not participate, sell, assign, transfer or otherwise dispose of this Agreement or any of the other Loan Documents, or of any portion hereof or thereof, including Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder, without the prior written consent of Borrower. In the case of an assignment to which Borrower has provided its written consent, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignment. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein to which Borrower has provided its written consent, including assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries, if any, to any potential participant or assignee with respect to which Borrower has provided its prior written consent.

      11.4.  Severability.  Wherever possible,  each provision of this Agreement
             -------------
shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      11.5. Successors and Assigns. This Agreement, the Other Agreements and the
            -----------------------
Security Documents shall be binding upon and inure to the benefit of the successors and assigns of each Borrower and Lender permitted under Section 11.3 hereof.

      11.6.  Cumulative  Effect;  Conflict of Terms. The provisions of the Other
             ---------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

      11.7.  Execution in  Counterparts.  This  Agreement may be executed in any
             ---------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

      11.8. Notice. All notices,  requests and demands to or upon a party hereto
            -------
shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or 5 Business Days after deposit in the U.S. mail, postage prepaid, or, in the case of facsimile transmission, when received at the office where the noticed party's telecopier is located, in each case addressed as follows:

            If to Lender:             Green Tree Financial Servicing Corporation
                                      100 North Point Center East
                                      Suite 200
                                      Alpharetta, Georgia  30202-4168
                                      Attention:  Loan Administration Manager
                                      Facsimile No.: (770) 410-9693

            If to Borrowers:          Litchfield Financial Corporation
                                      789 Main Road
                                      Stamford, Vermont  05352
                                      Attention:  President
                                      Facsimile No.: (802) 694-1237

or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; provided, however, that any notice,
                                           --------   -------
request or demand to or upon Lender pursuant to Section 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

      11.9. Time of Essence. Time is of the essence of this Agreement, the Other
            ----------------
Agreements and the Security Documents.

      11.10.  Entire  Agreement.  This  Agreement and the other Loan  Documents,
              ------------------
together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

      11.11. Interpretation.  No provision of this Agreement or any of the other
             ---------------
Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, drafted or dictated such provision.

      11.12.  Lender's  Consent.  Whenever  Lender's  consent is  required to be
              ------------------
obtained under any of the Loan Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

      11.13.  Credit  Inquiries.  Each Borrower  hereby  authorizes  and permits
              ------------------
Lender (but Lender shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning such Borrower or any of its Subsidiaries.

      11.14. Waiver of Defenses. Each Borrower agrees that the joint and several
             -------------------
liability of Borrowers provided for in Section 4.14 hereof shall not be impaired or affected by (i) any modification, supplement, extension or amendment of any of the Loan Documents or any other contract or agreement to which the other
Borrowers may hereafter agree (other than an agreement signed by Lender specifically releasing such liability), (ii) any delay, extension of time, renewal, compromise or other indulgence granted by Lender with respect to any of the Obligations, (iii) any release or subordination of Lender's Liens with respect to any or all of the Collateral or any alteration of any rights of any Borrower with respect thereto, (iv) any increase or decrease in the rate of interest with respect to any of the Obligations, the amount of fees charged under the Loan Documents or the amount of the Obligations, (v) any release of any Borrower, any Guarantor or any other Loan Party, or (vi) any other agreements or arrangements whatever with any Borrower or with any other Person, each Borrower hereby waiving all notices of such delay, extension, release, subordination, renewal, compromise, increase or other indulgence, and hereby consenting to be bound thereby as fully and effectively as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Revolver Loans, and may be enforced without requiring Lender first to resort to any other right, remedy or security. Each Borrower expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement or any other Loan Documents and any requirement that Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any Person or any Collateral, including any rights either Borrower may otherwise have under O.C.G.A. ss. 10-7-24 or any similar statute.

      11.15.   Governing  Law;  Consent  To  Forum.   This  Agreement  has  been
               ------------------------------------
negotiated, executed and delivered at and shall be deemed to have been made in Atlanta, Georgia. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia; provided, however, that if any of the Collateral shall be located in any jurisdiction other than Georgia, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Lender's Lien upon such Collateral and the enforcement of Lender's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Georgia. As part of the consideration for new value received, and regardless of any present or future domicile or principal place of business of either Borrower or Lender, each Borrower hereby consents and agrees that the Superior Court of Fulton County, Georgia, or, at Lender's option, the United States District Court for the Northern District of Georgia, Atlanta Division, shall have jurisdiction to hear and determine any claims or disputes between Borrowers and Lender pertaining to this Agreement or to any matter arising out of or related to this Agreement. Each Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court, and each Borrower hereby waives any objection which such Borrower may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby
                                                 ----- --- ----------
consents to the granting of such legal or equitable relief as is deemed appropriate by such Court. Nothing in this Agreement shall be deemed or operate to affect the right of Lender to serve legal process in any other manner permitted by law, or to preclude the enforcement by Lender of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

      11.16.  Waivers by Borrowers.  Each Borrower waives (i) the right to trial
              ---------------------
by jury (which Lender hereby also waives) in any action, suit, proceeding or counterclaim of any kind arising out of or related to any of the Loan Documents, the Obligations or the Collateral; (ii) presentment, demand and protest and notice of presentment, protest, default, non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which such Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (iii) notice prior to taking possession or control of the Collateral; and (iv) notice of acceptance hereof. Each Borrower acknowledges that the foregoing waivers are a material inducement to Lender's entering into this Agreement and that Lender is relying upon the foregoing waivers in its future dealings with Borrowers. Each Borrower warrants and represents that it has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

      IN WITNESS WHEREOF, this Agreement has been duly executed in Atlanta, Georgia, on the day and year specified at the beginning of this Agreement.

ATTEST:                                   LITCHFIELD FINANCIAL CORPORATION
                                          ("Litchfield")

/s/ Amy S. Backiel                        By:  /s/ Heather A. Sica
------------------------------              -------------------------------
Amy S. Backiel, Vice President              Heather  A.   Sica,   Executive
Vice President
[CORPORATE SEAL]

ATTEST:                                   GREEN MOUNTAIN FUNDING CORP.
                                          ("Green Mountain")

/s/ Amy S. Backiel                        By:  /s/ Heather A. Sica
------------------------------              -------------------------------
Amy S. Backiel, Vice President              Heather  A.   Sica,   Executive
Vice President
[CORPORATE SEAL]

                                          Accepted in Atlanta, Georgia:

                                          GREEN TREE FINANCIAL SERVICING
                                          CORPORATION
                                          ("Lender")

                                          By:  /s/ Chris Gouskos
                                             -----------------------------
                                              Title: Vice President

                                                                  Exhibit 10.155

                     SECOND AMENDED AND RESTATED LOAN AND
                     ------------------------------------
                               SECURITY AGREEMENT
                               ------------------

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated May 28, 1997, among BANKBOSTON, N.A., f/k/a The First National Bank of Boston, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 and with a place of business in Pittsfield, Massachusetts, as agent (the "Agent"), various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and LITCHFIELD FINANCIAL CORPORATION, a Massachusetts corporation with a principal place of business in Stamford, Vermont ("Borrower").

The Lenders as of the date of this Agreement are BANKBOSTON, N.A. f/k/a The First National Bank of Boston ("BankBoston") and FLEET BANK-NH ("Fleet").

his Second  Amended and Restated  Loan and Security  Agreement,  the Notes,  the
Collateral Assignment of Contracts, the Financing Statements, all as defined herein, and all other documents and instruments executed in connection with this Agreement, are collectively referred to as the "Loan Documents".

                             PRELIMINARY STATEMENT
                             ---------------------

Pursuant to an Amended and Restated Loan and Security Agreement dated October 2, 1996, as amended by Amendment No. 1 dated December 26, 1996 and Amendment No. 2 dated April 4, 1997 (collectively, the "Prior Agreement"), the Lenders provided to Borrower a revolving credit facility in the original principal amount of up to $30,000,000.

Borrower   desires  to  increase   Borrower's   revolving   credit  facility  to
$50,000,000, and the Lenders have agreed to offer Borrower revolving credit facilities in the aggregate amount of up to $50,000,000 (the "Loans").

This Agreement sets forth the terms and conditions of the Loans and amends and restates in its entirety the Prior Agreement.

                                   AGREEMENT
                                   ---------

IT IS THEREFORE AGREED AS FOLLOWS:

1. DEFINED TERMS. In addition to terms defined elsewhere in this Agreement,  the
   --------------
following terms shall have the meanings indicated in this Section 1. The singular shall include the plural and the masculine gender shall include the feminine and neuter and vice-versa as the context requires. Accounting terms used herein shall be given their customary meaning in accordance with generally accepted accounting principles, unless such terms are otherwise defined herein. Terms defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts (the "UCC") shall be used herein as defined therein, unless such terms are otherwise defined herein.

1.1 "Assignee Lender" shall have the meaning provided in Section 11.7.1 herein.
     ---------------

1.2  "Authorized  Officer"  shall mean an officer of Borrower  who has been duly
      -------------------
authorized by Borrower to execute and deliver to Agent Borrowing Base Certificates and other certificates, each of whom is listed on Schedule 1.2 attached hereto, as such schedule may be amended by Borrower from time to time.

1.3  "Available  Consumer  Loan  Collateral  Amount"  shall  mean the  aggregate
      ---------------------------------------------
principal amount outstanding from time to time of Uncommitted Consumer Loans pledged as Consumer Loan Collateral.

1.4 "Available  Dealer Loan Collateral  Amount" shall mean the sum of the Dealer
     -----------------------------------------
Loan Collateral Amounts for all Eligible Dealers.

1.5  "BankBoston Note" shall have the meaning provided in Section 2.1 herein.
      ---------------

1.6  "Borrowing  Base"  shall  mean at any time the sum of (i) 80 percent of the
      ---------------
aggregate of the Available Dealer Loan Collateral Amount and (ii) 80 percent of the aggregate of the Available Consumer Loan Collateral Amount and (iii) the Excess Principal.

1.7 "Borrowing Base Certificate"  shall mean a certificate  substantially in the
     --------------------------
form of Exhibit 1.7 attached hereto or in such form as shall be acceptable to Agent and certifying (a) the Available Dealer Loan Collateral Amount (in the aggregate and by individual dealer), the Available Consumer Loan Collateral Amount and the Excess Principal; (b) that all loans constituting Dealer Loan Collateral and Consumer Loan Collateral are not in default; and (c) that Borrower knows of no defenses assertable against any loans constituting the Dealer Loan Collateral or Consumer Loan Collateral. Any Borrowing Base Certificate delivered on the first day of a month shall be accompanied by a trial balance of the Consumer Loan Collateral acceptable to Agent.

1.8  "Collateral" shall have the meaning provided in Section 3.1 herein.
      ----------

1.9  "Collateral  Assignment  of Contracts"  shall have the meaning  provided in
      ------------------------------------
Section 3.3 herein.

1.10 "Collection Account" shall have the meaning provided in Section 2.9 herein.
      ------------------

1.11 "Committed  Consumer Loan  Collateral"  shall mean Consumer Loan Collateral
      ------------------------------------
securing a dealer loan pledged as Dealer Loan Collateral.

1.12  "Consolidated  Interest Expense" shall mean, with reference to any period,
       ------------------------------
all interest charges (excluding amortization of debt discount and expense and imputed interest on capitalized lease obligations) for such period, determined on a consolidated basis for Borrower and its Subsidiaries in accordance with generally accepted accounting principles consistently applied.

1.13  "Consolidated  Net  Income"  for any  period  shall mean the net income of
       -------------------------
Borrower and its Subsidiaries for such period as computed on a consolidated basis in accordance with generally accepted accounting principles consistently applied, and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for taxes on or measured by income, but excluding any extraordinary profits or losses and also excluding any taxes on such extraordinary profit or loss.

1.14 "Consumer Loan Collateral" shall have the meaning provided in Section 3.1.2
      ------------------------
herein.

1.15 "Consumer Loan Cover Sheet" shall mean a document  prepared by Borrower and
      -------------------------
executed by an Authorized Officer of Borrower indicating the outstanding principal amount of such consumer loan and certifying that (a) attached to such cover sheet are the Required Consumer Loan Documents, (b) all submitted documents are consistent as to borrower name, property address, loan amount, interest rate and loan term, (c) the note or comparable instrument or installment sales contract evidencing such loan bears an original signature or signatures which appear to be those of the maker or makers, (d) except for endorsements to Borrower or Agent or in blank, none of the documents contain any irregular writings which appear to affect the validity thereof, (e) the loan has all of the characteristics of an Eligible Consumer Loan; and (f) (1) if the collateral securing the loan shall be real property, the assignment of the mortgage or equivalent security instrument is in proper form for recording or filing in the jurisdiction where the collateral is located and would be effective upon recording or filing, or (2) if the collateral securing such loan shall not be real property, the assignment of the security instrument creating such security interest is (i) in proper form for filing in the jurisdiction where the Collateral is located and would be effective upon recording or filing or (ii) effective without recording or filing. On each Consumer Loan Cover Sheet related to any Uncommitted Consumer Loans, Borrower shall add the following language: "Borrower has good and marketable title to the consumer loans pledged herewith free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind." Borrower shall be entitled to deliver a Consumer Loan Cover Sheet or Sheets relating to multiple consumer loans; provided that Borrower shall, at the time of delivery of any Collateral, deliver at least one Consumer Loan Cover Sheet for each Eligible Dealer Loan relating to Committed Consumer Loan Collateral securing such Eligible Dealer Loan.

1.16 "Dealer Loan  Collateral"  shall have the meaning provided in Section 3.1.1
      -----------------------
herein.

1.17 "Dealer Loan  Collateral  Amount"  shall mean with respect to each Eligible
      -------------------------------
Dealer the principal amount outstanding from time to time of any Eligible Dealer Loan pledged as Dealer Loan Collateral, provided that the amount included in the calculation of Dealer Loan Collateral Amount for any Eligible Dealer shall not exceed the lesser of (a) such dealer's Maximum Dealer Amount or (b) the greater of (1) $1,000,000 or (2) the product of (i) 20% times (ii) the outstanding principal balance of the Loans.

1.18 "Dealer  Loan Cover  Sheet" shall mean a document  prepared by Borrower and
      -------------------------
executed by an Authorized Officer of Borrower indicating (i) the outstanding principal amount of such dealer loan and (ii) the outstanding principal amount of Consumer Loan Collateral securing such dealer loan and certifying that (a) attached to such cover sheet are the Required Dealer Loan Documents, (b) all submitted documents are consistent as to dealer name and loan amount, (c) the note evidencing such loan bears an original signature, (d) except for endorsements to Borrower or Agent or in blank, none of the documents contain any irregular writings which appear to affect the validity thereof and (e) the loan has all of the characteristics of an Eligible Dealer Loan.

1.19  "Delinquency  Ratio"  shall mean for any  period the ratio of Total  Gross
       ------------------
Delinquencies to Total Loan Portfolio.

1.20 "EBITDA" shall mean, with reference to any period,  Consolidated Net Income
      ------
for such period plus all amounts deducted in arriving at such Consolidated Net Income in respect of (i) Consolidated Interest Expense for such period, plus

(ii) federal, state and local income taxes for such period, plus (iii) all charges for depreciation of fixed assets and amortization or organizational and financing costs for such period, determined in each case on a consolidated basis for Borrower and its Subsidiaries in accordance with generally accepted accounting principles consistently applied.

1.21 "Eligible  Consumer Loan" shall mean a loan to a consumer borrower with all
      -----------------------
of the following characteristics:

1.21.1 The loan shall be made to a resident of the United States who is the occupant or owner of the collateral securing such loan, shall be payable in U.S. dollars, and shall be in accordance with Borrower's general underwriting criteria;

1.21.2 (i) The collateral securing such loan shall be one of the following: undeveloped real property, real property improved by completed single-family residences, real property improved by mobile homes or manufactured housing, or interests in so-called time share units acceptable to Agent and (ii) all improvements located at the property shall be constructed in compliance with all applicable laws and serviced by utilities necessary for their intended use;

1.21.3 (i) If the collateral securing such loan shall be real property, the loan shall be secured by a valid first mortgage lien of record on the mortgaged property (or similar first priority lien created by deed of trust or equivalent security instrument) or (ii) if the Collateral securing such loan shall not be real property, the loan shall be secured by a valid perfected first priority security interest; in either case, subject only to (a) liens for taxes not yet due and payable, and (b) easements, restrictions and encumbrances acceptable to Agent and which do not materially affect the value of the collateral for such loan;
      1.21.4 If pledged to Agent as Consumer Loan Collateral, the pledge by Borrower to Agent of such loan and related rights is effective to grant to Agent a first priority security interest in such loan and related rights free and clear of any liens or claims of any other person;

1.21.5 All agreements in connection with such loan are the legal, valid and binding obligations of the consumer borrower, in full force and effect and enforceable in accordance with their terms;

1.21.6 The loan complies in all respects with all requirements of all applicable state and Federal law, including, without limitation, state laws and regulations governing sales of time share units, applicable usury limitations, real estate settlement procedures, the Securities Act of 1933, the Securities Exchange Act of 1934, the Interstate Land Sales Full Disclosure Act, the Consumer Credit
Protection Act of 1968, the Consumer Leasing Act of 1976, the Equal Credit Opportunity Act, the Truth in Lending Act, and Regulation Z of the Board of Governors of the Federal Reserve System;

1.21.7 All applicable recission or cancellation periods relating to such consumer loan shall have expired, no payments shall be more than 60 days late and no other defaults shall have occurred with respect to such loan;

1.21.8 Borrower has no knowledge or notice of any of the following conditions existing or in connection with the collateral securing such loan: hazardous wastes or hazardous substances prohibited by applicable law or regulation, asbestos or urea formaldehyde insulation, or any release of any of the foregoing prohibited by applicable law or regulation;

1.21.9 In connection with each such loan pledged as Consumer Loan Collateral, Borrower shall have delivered the Required Consumer Loan Documents; and

1.21.10  Such other characteristics as Agent may require from time to time.

1.22  "Eligible  Dealer"  shall mean each dealer  approved by Agent from time to
       ----------------
time in Agent's sole discretion to whom Borrower has or may loan money secured by Eligible Consumer Loans. The Eligible Dealers as of the date hereof are listed on Schedule 1.22 attached hereto. Borrower shall be entitled to propose and Agent shall be entitled to accept new Eligible Dealers without the need for further amendment of this Second Restated Loan and Security Agreement. Borrower shall submit such documents and opinions as Agent in its sole discretion shall require prior to Agent's acceptance of any new Eligible Dealer. The Collateral protocol for such additional Eligible Dealers shall be established by Agent from time to time.

1.23  "Eligible  Dealer  Loan"  shall  mean a loan  made by the  Borrower  to an
       ----------------------
Eligible Dealer with all of the following characteristics:

1.23.1 The dealer loan has been made in the ordinary course of Borrower's business and is in accordance with Borrower's general underwriting criteria;

1.23.2 The amount outstanding on such dealer loan shall not exceed 85 percent of the outstanding principal amount in the aggregate of Eligible Consumer Loans in which Borrower has a first priority perfected security interest securing such dealer loan;

1.23.3 The pledge to Borrower by the dealer of Eligible Consumer Loans and related rights as security for such dealer loan is effective to grant to Borrower a perfected first priority security interest in such Eligible Consumer Loans and related rights free and clear of any liens or claims of any other person;

1.23.4 All agreements entered into by the dealer in connection with such dealer loan are the legal, valid and binding obligations of the dealer, in full force and effect and enforceable in accordance with their terms;

1.23.5 The agreements between the dealer and Borrower related to such dealer loan provide that any loan for which a payment shall be more than 60 days late shall be excluded from dealer's borrowing base and shall not be included in calculation of collateral used to determine availability of credit under such dealer loan;

1.23.6 No defaults in payment or otherwise shall have occurred with respect to such loan;

1.23.7 The loan complies in all respects with all requirements of all applicable state and Federal law, including, without limitation, if applicable, state laws and regulations governing sales of time share units, usury limitations, real estate settlement procedures, the Securities Act of 1933, the Securities Exchange Act of 1934, the Interstate Land Sales Full Disclosure Act, the Consumer Credit Protection Act of 1968, the Consumer Leasing Act of 1976, the Equal Credit Opportunity Act, the Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System;

1.23.8 In connection with each such dealer loan pledged as Dealer Loan Collateral, Borrower shall have delivered to Agent the Required Dealer Loan Documents; and

1.23.9  Such other characteristics as Agent may require from time to time.

1.24  "Event of Default" shall have the meaning provided in Section 8 herein.
       ----------------

1.25  "Excess Principal" shall have the meaning provided in Section 2.9 herein.
       ----------------

1.26  "Financial  Statements"  shall have the meaning  provided in Section 5.1.3
       ---------------------
herein.

1.27  "Financing  Statements"  shall have the  meaning  provided  in Section 3.5
       ---------------------
herein.

1.28  "Fleet Note" shall have the meaning provided in Section 2.1 herein.
       ----------

1.29  "Indebtedness" shall have the meaning provided in Section 3.1 herein.
       ------------

1.30 "Interest  Coverage Ratio" shall have the meaning  provided in Section 5.15
      ------------------------
herein.

1.31  "Leverage"  shall mean the ratio of total  indebtedness  as  reflected  on
       --------
Borrower's Financial Statements to Tangible Net Worth.

1.32 "Lender's  Percentage" shall mean, with respect to any Lender, a percentage
      --------------------
which shall be equal to the amount of such Lender's Loan divided by $50,000,000.

1.33 "Lock-Box Accounts" shall have the meaning provided in Section 2.8 herein.
      -----------------

1.34 "Loss Coverage  Ratio" shall mean for any period the ratio of (i) NIBT plus
      --------------------
(ii) Provision for Losses to Net Charge-Offs for the same period.

1.35 "Maturity  Date" shall mean April 30, 2000,  unless extended as provided in
      --------------
Section 2.7 herein.

1.36 "Maximum  Dealer  Amount" shall mean with respect to each Eligible  Dealer,
      -----------------------
the lesser of (1) the lesser of (a) the principal amount outstanding of any Eligible Dealer Loan pledged as Dealer Loan Collateral, or (b) 80% times the Eligible Consumer Loans securing such dealer loan pledged as Consumer Loan Collateral, (2) the greater of (c) $1,000,000 or (d) the product of (i) 20% times (ii) the outstanding principal balance of the Loans and (3) the limit on the Dealer Loan Collateral Amount from such dealer determined by Agent from time to time in its sole discretion. The establishment of a Maximum Dealer Amount for any dealer shall in no way limit the amount of dealer loans which Borrower may pledge hereunder or impair the effectiveness of the pledge or grant of security interest in Collateral related to any dealer loans.

1.37 "Net Charge-Offs"  shall mean the amount of net charge offs as reflected on
      ---------------
Borrower's Financial Statements, less amounts charged to the purchase allocation as reported to Agent in writing from time to time.

1.38  "NIBT"  shall mean net income  before  taxes as  reflected  on  Borrower's
       ----
Financial Statements.

1.39  "Notes" shall have the meaning provided in Section 2.1 herein.
       -----

1.40  "Provision  for Losses"  shall mean  provision  for losses as reflected on
       ---------------------
Borrower's Financial Statements.

1.41  "Required  Consumer Loan  Documents"  shall mean with respect to each loan
       ----------------------------------
included within Consumer Loan Collateral, the following:

1.41.1 (i) Original promissory note or comparable instrument, endorsed in blank by the respective dealer or other payee, or if endorsed to Borrower, endorsed in blank by an Authorized Officer of Borrower or (ii) original installment sales contract (a) in which Borrower has a perfected first priority security interest
(b) accompanied by a copy of a recorded UCC financing statement or statements in favor of Borrower evidencing Borrower's perfected security interest in such contract, (c) in which Agent has a perfected first priority security interest, and (d) which is adequately described in recorded UCC financing statement or statements in favor of Agent evidencing Agent's perfected security interest in such contract;

1.41.2 (i) If the collateral securing such loan shall be real property, the original or copy time-stamped by appropriate recording office (or in lieu thereof other evidence of recording consistent with Borrower's underwriting practices and acceptable to Agent, to be replaced as soon as reasonably practicable with an original or time-stamped copy) of the recorded mortgage or deed of trust or equivalent security instrument acceptable to Agent, securing the note or installment sales contract referred to in Section 1.419.1, and original or copy time-stamped by appropriate recording office of all amendments and assignments of such mortgage or deed of trust or equivalent security instrument showing an unbroken chain of title from the originator to Borrower(or in lieu thereof copies of title reports or other evidence of an unbroken chain of title consistent with Borrower's underwriting practices and acceptable to Agent), or (ii) if the collateral securing such loan shall not be real property, original assignment of such collateral acceptable to Agent, securing the note or installment sales contract referred to in Section 1.41.1, and any amendments or assignments of the same showing an unbroken chain of ownership from the originator to Borrower;

1.41.3 (i) If the collateral securing such loan shall be real property, original assignment(s) of mortgage or equivalent security instrument in blank, or (ii) if the collateral securing such loan shall not be real property, (a) original assignment of non-real estate collateral in blank, in form ready for filing or recording if applicable, and accompanied by UCC-1 or UCC-3 financing statement if applicable, and acceptable to Agent or (b) if the collateral securing such loan shall be governed by a certificate of title, the original certificate of title (x) endorsed in blank and in proper form for filing or recording or (y) accompanied by executed assignment of title or change in ownership form;

1.41.4 (i) If the collateral securing such loan shall be real property, title insurance policy, if obtained by the dealer or Borrower, insuring Agent's interest as first mortgagee in the mortgaged property, in the full amount of the pledged note, from a title company approved by Agent, or equivalent acceptable to Agent (such as opinion from a attorney acceptable to Agent that the mortgage or equivalent creates a first priority lien on the underlying property subject only to exceptions acceptable to Agent), or (ii) if the collateral securing such loan shall not be real property, if requested by Agent an opinion from an attorney acceptable to Agent that the grant of security interest is effective to grant to Agent a first priority lien subject only to exceptions acceptable to Agent;

1.41.5 If requested by Agent, original notice to consumer borrower signed by payee of note that payments shall be made to Agent or its designee ("Notice to Maker");

1.41.6 If requested by Agent in connection with each such loan which has at any time been subject to any security interest, pledge or hypothecation for the benefit of any person, a certification or release by the former secured party in form acceptable to Agent that such security interest has been released;

1.41.7  Consumer Loan Cover Sheet; and

1.41.8  Other documents required by Agent from time to time.

1.42  "Required  Dealer  Loan  Documents"  shall mean with  respect to each loan
       ---------------------------------
included within Dealer Loan Collateral, the following:

1.42.1 Original promissory note, endorsed in blank by the respective dealer, or if endorsed to Borrower, endorsed in blank by an Authorized Officer of Borrower;

1.42.2 Originals of the following  documents  related to the note referred to in
Section 1.42.1: loan agreements, guaranties, and if applicable custodial agreements;

1.42.3 Copies or originals of all other documents related to the note referred to in Section 1.42.1 as may be requested by Agent from time to time, including, without limitation, assignments of purchase agreements, mortgages, deeds of trust, collateral assignment of agreements, insurance policies, title insurance policies, subordination agreements, agency agreements, insurance policies, assignments of insurance policies, servicing agreements, corporate documents and opinions of counsel;

1.42.4 If requested by Agent, original consent by dealer to pledge and assignment of dealer loan to Agent in form acceptable to Agent;

1.42.5 If requested by Agent, original consents by any custodians or agents who hold collateral securing such loan or who collect money related to such loan;

1.42.6 Original unrecorded UCC-3 assignments in blank in form suitable for recording for any UCC-1 financing statements filed by dealer and original unrecorded assignments of mortgage or equivalent security instrument in blank and in form suitable for recording for any mortgages in favor of Borrower granted by dealer;

1.42.7  Dealer Loan Cover Sheet; and

1.42.8  Other documents required by Agent from time to time.

1.43 "Required  Lenders" shall mean at any time Lenders holding at least 66 2/3%
      -----------------
of the then outstanding principal amount of the Notes.

1.44 "Subsidiary"  shall mean any corporation or other entity of which more than
      ----------
fifty percent (50%) of the outstanding voting stock or comparable equity interests (including interests as a limited partner in a limited partnership) is at the time directly or indirectly owned by Borrower, by one or more of its Subsidiaries, or by Borrower and one or more of its Subsidiaries.

1.45  "Tangible  Net Worth"  shall  mean net worth as  reflected  on  Borrower's
       -------------------
Financial Statements, excluding goodwill and all intangibles, but including retained interests in loan sales.

1.46 "Total Gross  Delinquencies"  shall mean the aggregate  principal amount of
      --------------------------
loans contained in the Total Loan Portfolio for which payments shall be 30 or more days in arrears.

1.47 "Total Serviced Portfolio" shall mean the aggregate principal amount of the
      ------------------------
Borrower's entire loan portfolio, including loans serviced for others.

1.48  "Uncommitted  Consumer  Loans"  shall  mean  Eligible  Consumer  Loans not
       ----------------------------
constituting Committed Consumer Loan Collateral. In addition to the requirements for Eligible Consumer Loans, for any Uncommitted Consumer Loans secured by a pledge of collateral which shall (a) be real property related to a so-called time share interest or (b) not be real property, the first required monthly payment shall have been made in a timely manner. The Required Consumer Loan Documents for Uncommitted Consumer Loans pledged as Consumer Loan Collateral shall include, in addition to those documents specified in Section 1.41, (i) an appraisal of the Collateral securing such loan (or a statement that an appraisal is not required by Borrower's general underwriting criteria); (ii) closing opinion of an attorney acceptable to Agent addressed to Agent or upon which Agent shall be entitled to rely, if obtained by Borrower, (iii) a title insurance policy or equivalent as described in Section 1.41.4(i), if obtained by Borrower; and (iv) in connection with each Eligible Consumer Loan with an outstanding principal balance of $100,000 or greater, a Notice to Maker.

2.  TERMS OF THE LOANS.
    -------------------

2.1 The Notes. Simultaneously with the execution of this Agreement, (a) Borrower
    ----------
is executing a Revolving Line of Credit Promissory Note payable to BankBoston in the original principal amount of up to $30,000,000 (the "BankBoston Note"), and
(b) Borrower is executing a Revolving Line of Credit Promissory Note payable to Fleet in the original principal amount of up to $20,000,000 (the "Fleet Note" and collectively with the BankBoston Note, the "Notes").

2.2  Advances  on the  Loans.  Balances  outstanding  on the date  hereof on the
     ------------------------
$20,000,000 revolving credit facility from BankBoston to Borrower (and any overlines from BankBoston to Borrower) and on the $10,000,000 revolving credit facility from Fleet to Borrower (and any overlines from Fleet to Borrower) shall be paid on the date hereof by advances on the Loans. Borrower shall request further advances from time to time in any manner acceptable to Borrower and Agent, and Agent shall credit advances by depositing such sums in Borrower's account at Agent, Account Number 51233985. Immediately upon notice from Agent of an advance, each Lender shall reimburse Agent in an amount equal to the total advance times such Lender's Percentage. Advances on the Loans shall be limited in amount to no more than the Borrowing Base as reported in a Borrowing Base Certificate delivered to Agent and each Lender simultaneously with each request for an advance. By requesting an advance, Borrower shall be deemed to represent and warrant that the information in the most recent Borrowing Base Certificate remains true and accurate as of the time of such request, and that after giving effect to the requested advance, the outstanding principal amount of the Loans shall not exceed the Borrowing Base. In the event that the aggregate outstanding principal amount of the Loans shall at any time exceed the Borrowing Base as determined by Agent, Borrower shall immediately and without notice or demand pay to Agent the amount of such excess. Borrower shall make payments on the Loans to Agent, and Agent shall immediately pay to each Lender an amount equal to the total payment times such Lender's Percentage.

2.3  Nonreceipt of Funds by Agent from Lender.  Unless Agent shall have received
     -----------------------------------------
notice from any Lender prior to the date on which such Lender is to provide funds to Agent for an advance to Borrower that such Lender shall have demanded its Note, Agent may assume that all Lenders shall make such funds available to Agent on the date of such advance, and Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent that Agent shall make an advance to Borrower and any Lender shall not immediately reimburse Agent, such Lender shall repay to Agent forthwith on demand such Lender's Percentage of such advance together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Agent, at the customary rate set by Agent for the correction of errors among banks for three business days and thereafter at the Agent's base rate as announced from time to time. If any Lender shall not pay such Lender's Percentage of any advance forthwith upon Agent's demand therefor, Agent shall promptly notify Borrower, and Borrower shall immediately repay to Agent such amount with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Agent, at the rate of interest provided in the Notes.

2.4Nonreceipt of Funds by Agent from Borrower.  Unless Agent shall have received
   -------------------------------------------
notice from Borrower prior to the date on which any payment is due to Agent or Lenders hereunder that Borrower will not make such payment in full, Agent may assume that Borrower has made such payment in full to Agent on such date and Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at the customary rate set by Agent for the correction of errors among banks for three business days and thereafter at the Agent's base rate as announced from time to time.

2.5 Borrowing Base Certificates.  Borrower shall submit to Agent and each Lender
    ----------------------------
a Borrowing Base Certificate (a) from time to time as requested by Agent; (b) simultaneously with each request for an advance on the Loans, (c) simultaneously with each request for a release of Collateral, and (d) weekly at any time that any amounts are outstanding on the Loans.

2.6  Commitment  Fee.  On January 1, April 1, July 1 and October 1 of each year,
     ----------------
Borrower shall pay to Agent a commitment fee equal to one-quarter of one percent (.25%) per annum times the average daily unused balance of the Loans for the preceding quarter, as calculated by Agent.

2.7 Extension.  At least ninety days prior to (i) the first  anniversary of this
    ----------
Agreement and (ii) each anniversary of this Agreement thereafter, Borrower shall be entitled to request by notice to Agent and Lenders that the Maturity Date be extended for an additional year. Agent and Lenders in their sole discretion may extend the Maturity Date. Unless the Agent notifies Borrower that Agent and Lenders shall extend the Maturity Date within sixty days after receipt of a request to extend the Maturity Date, then the Loans shall be due and payable on the Maturity Date or earlier as provided herein or in the Notes without any extension.

2.8 Lock-Box  Accounts.  Pursuant to lock-box  agreements  acceptable  to Agent,
    -------------------
Agent shall establish two lock-box accounts (the "Lock-Box Accounts") at Bank One or other financial institution acceptable to Agent into which all payments or proceeds with respect to any Collateral shall be deposited. Borrower shall deposit any payments or proceeds with respect to the Collateral received by Borrower into one of the Lock-Box Accounts or the Collection Account. Borrower shall cause each servicer which collects or processes payments with respect to the Collateral to deposit such payments into one of the Lock-Box Accounts. Borrower and Agent shall cause the financial institution at which the Lock-Box Accounts shall be located to transfer to the Collection Account by wire transfer on a schedule approved by Agent but no less frequently than once each week all funds in the Lock-Box Accounts.

2.9  Collection  Account.  Pursuant to a Collection  Account  Agreement  between
     --------------------
Borrower and Agent entered into simultaneously herewith, Borrower shall establish a collection account with Agent (the "Collection Account"). Borrower shall ensure that all payments and proceeds from the Collateral from time to time shall be paid into the Collection Account.

2.9.1 All payments into the Collection Account which constitute principal payments shall be applied to reduce the principal balance of the Loans; provided that for any Loans for which the Borrower has selected the Adjusted Eurodollar Rate (as defined in the Note), such principal amounts ("Excess Principal Amounts") shall be retained in the Collection Account, and such Excess Principal Amounts shall be applied to reduce the Loans only at the end of an Interest Period (as defined in the Notes). All payments into the Collection Account which constitute interest payments shall be applied to the monthly payments of interest and other charges due pursuant to the Notes and this Agreement.

2.9.2 Borrower shall provide to Agent such reports as Agent shall require to identify the allocations of funds paid into the Collection Account between interest and principal, including, without limitation, monthly reports from servicers of the loans which constitute Collateral. Any amounts paid into the Collection Account and not identified to Agent's satisfaction to be interest payments shall be considered to be principal payments and the Agent shall apply such payments to reduce the principal balance of the Loans.

2.9.3 After each monthly payment of interest on the Loans as provided in the Notes, Borrower shall be entitled to withdraw excess interest amounts from the Collection Account with Agent's approval and by such procedures as Agent and Borrower shall determine from time to time.


3.  SECURITY INTERESTS; COLLATERAL; GUARANTIES
    ------------------------------------------

3.1 Grants of Security Interest. In order to secure payment of the Notes and the
    ----------------------------
performance of the obligations of the Borrower under this Agreement and all other Loan Documents and all liability to Agent and each Lender jointly and severally, now existing or which may hereafter be incurred or arise by future advances or otherwise, direct or indirect, absolute or contingent (collectively, the "Indebtedness"), simultaneously with the execution of this Agreement, Borrower is granting to Agent individually and as Agent for each Lender security interests in the following (collectively, the "Collateral"):

3.1.1  Dealer  Loans.  From time to time  Borrower  shall  deliver  to Agent the
       --------------
Required Dealer Loan Documents for dealer loans selected by Borrower, and Borrower hereby pledges to Agent and grants to Agent a security interest in all of Borrower's right, title and interest in each such dealer loan, now existing or hereafter arising, the original promissory note for which shall from time to time be in the possession of Agent (collectively, "Dealer Loan Collateral").

3.1.2  Consumer  Loans.  From time to time  Borrower  shall deliver to Agent the
       ----------------
Required Consumer Loan Documents for consumer loans selected by Borrower, and Borrower hereby pledges to Agent and grants to Agent a security interest in all of Borrower's right, title and interest in each such consumer loan, now existing or hereafter arising, the original promissory note, comparable instrument or installment sales contract for which shall from time to time be in the possession of Agent or its agents (collectively, "Consumer Loan Collateral").

3.1.3 Related Rights. Borrower hereby grants to Agent a security interest in the
      ---------------
following rights now existing or hereafter arising related to Dealer Loan Collateral and Consumer Loan Collateral (collectively, the "Related Rights"):

3.1.3.1  Rights Under  Related  Documents.  All of Borrower's  right,  title and
         ---------------------------------
interest in and under any documents related to each such loan, including, without limitation, all promissory notes or other agreements for payment (and specifically including the right to collect all payments due pursuant to such notes or agreements), loan agreements, mortgages, deeds of trust or other security documents, guaranties, insurance policies (and specifically including the right to assert and collect any claims thereunder), title insurance policies, subordinations, custodial agreements, agency agreements, servicing agreements, corporate documents, appraisals, site assessments, surveys, opinions, instruments, drafts, acceptances, and chattel paper;

3.1.3.2 Rights in Collateral  Securing Loans. All of Borrower's right, title and
        -------------------------------------
interest in any collateral pledged to Borrower or in which Borrower has any lien, mortgage or security interest in connection with each such loan.

3.1.3.3 Take-Out Commitments. To the extent that such rights are assignable, all
        ---------------------
of Borrower's rights (but not obligations) under any agreements related to each such loan under which any party agrees to purchase such loan or any underwriting agreements related to such loan and all rights to deliver such loan to investors and purchasers pursuant thereto and all proceeds resulting therefrom;

3.1.3.4 Servicing Rights. To the extent that such rights are assignable,  all of
        -----------------
Borrower's rights to administer, service and collect each such loan and all rights to payment therefor;

3.1.3.5 Dealer Claims.  All of Borrower's  rights against dealers or others from
        --------------
whom it has acquired each such loan or security interests in such loan, including, without limitation, all payments, rights to receive payment or retain money on account of loans returned, charged back or repurchased by the dealer or others from whom Borrower has acquired such loan, and rights under any related guaranties or letters of credit;

3.1.3.6 Records and Cabinets.  All of Borrower's related documentation and other
        ---------------------
supporting evidence related to each such loan or other Collateral, including, without limitation, computer programs, disks, tapes and related electronic data processing media, applications, account cards, payment records, correspondence, insurance certificates, books of account, ledgers, and cabinets in which the same are reflected or maintained;

3.1.3.7 Collection  Account;  Lock-Box Accounts.  The Collection Account and all
        ----------------------------------------
funds and proceeds from time to time in each of the Collection Account and the Lock-Box Accounts; and

3.1.3.8 Other Related Rights and Receivables. All of Borrower's right, title and
        -------------------------------------
interest in any other rights related to each such loan, including, without limitation, accounts, accounts receivable, contract rights, pre-authorized account debit agreements, and general intangibles.

3.1.4  Proceeds,  Etc.  With  respect  to each of the  Dealer  Loan  Collateral,
       ---------------
Consumer Loan Collateral, and Related Rights, all accessions thereto, substitutions and replacements therefor, additions, renewals and replacements thereof, all proceeds and products from the sale, exchange, collection, foreclosure, liquidation or other disposition of any of the foregoing and from any such proceeds or products, and any proceeds of insurance related thereto.

3.2  Collateral Procedures.
     ----------------------

3.2.1  Delivery of Collateral.  Borrower shall deliver to Agent Required  Dealer
       -----------------------
Loan Documents and Required Consumer Loan Documents from time to time to such locations and in such manner acceptable to Agent as Borrower and Agent shall determine. With the prior consent of Agent in each instance, in its sole discretion, Borrower shall be entitled to effect delivery to Agent by delivery to a custodian approved by Agent acting on Agent's behalf. All dealer loans and consumer loans delivered by Borrower to Agent shall be accompanied by the Required Dealer Loan Documents or the Required Consumer Loan Documents, respectively, and Borrower shall be deemed to represent and warrant in connection with all such loans delivered to Agent that the certifications required to be included in the Dealer Loan Cover Sheet and the Consumer Loan Cover Sheet, respectively, are true even if no such cover sheet shall be delivered by Borrower. Borrower shall promptly deliver to Bank any additional documents related to any Dealer Loan Collateral or Consumer Loan Collateral which Borrower acquires after delivery to Agent of the Required Dealer Loan Documents or the Required Consumer Loan Documents. After delivery to Agent, Agent shall utilize custodial services acceptable to Agent, and Borrower shall reimburse Agent for all of Agent's costs and expenses therefor. Some of the procedures for delivery of Dealer Loan Collateral and Consumer Loan Collateral are set out more fully on Schedule 3.2.1 attached hereto and incorporated
                            ---------------
herein, as amended from time to time.

3.2.2  Agent's  Obligations.  Agent shall be under no obligation to review or in
----------------------------
any manner approve any Collateral delivered to Agent from time to time, although nothing herein shall preclude Agent from conducting whatever review it deems appropriate. Agent may in its discretion require Collateral to be delivered three business days prior to any advance for which such Collateral shall be part of the Borrowing Base. Agent shall have no responsibility for taking any steps necessary to preserve rights against other parties or any other rights pertaining to Collateral. Agent shall not be required to perfect or maintain the perfection of its security interests. No loss of or damage to any Collateral shall release Borrower from the Indebtedness. At any time after an Event of Default, Agent shall be entitled to, but shall not be obligated to, take such action as it shall deem appropriate at Borrower's expense to collect or enforce any loan pledged to Agent hereunder which shall be in default and Agent shall not be liable to Borrower for any action or omission taken by Agent in the collection or enforcement of such loans. Agent shall not be liable or responsible in any way for any loss or damage to the Collateral or any diminution in the value thereof, except if caused by Agent's gross negligence or willful misconduct. Agent shall not be liable or responsible in any way for any act of any custodian, carrier or any other person whatsoever, and all of the same shall be at Borrower's sole risk. Agent shall not be responsible for any excise, property or other taxes related to the Collateral or the sale thereof and all such taxes shall be the responsibility of Borrower. The grants of security interest herein shall not obligate or be construed to obligate Agent to perform any of the terms contained in the agreements constituting Dealer Loan Collateral or Consumer Loan Collateral or otherwise to impose any duty upon Agent with respect to the same.

3.2.3  Release of  Collateral.  At  Borrower's  request  and in the absence of a
       -----------------------
default or event of default, Agent shall release Collateral in Agent's possession from time to time in the manner instructed by Borrower, but only if after such release the outstanding principal balance of the Loans shall not exceed the Borrowing Base, as shown on a Borrowing Base Certificate delivered simultaneously with a request for release.

3.2.4 Servicing;  Collection of Payments. Prior to an Event of Default, Borrower
      -----------------------------------
and its agents shall continue to service and administer loans constituting Collateral in the ordinary course of business; provided that proceeds and payments are paid as required by Section 2.9 herein. Upon the occurrence and continuation of an Event of Default, Agent shall be entitled (but not obligated) to assume the administration and servicing of such loans (after giving required notices to borrowers).

3.3  Assignment  of  Contracts.   Simultaneously  with  the  execution  of  this
     --------------------------
Agreement, Borrower shall assign to Agent individually and as Agent for each Lender all of Borrower's rights in contracts constituting Collateral, including without limitation, contracts with dealers, pursuant to a Second Amended and Restated Collateral Assignment of Contracts (the "Collateral Assignment of Contracts") acceptable to Agent.

3.4 Further  Security.  Borrower  hereby grants to Agent and each Lender a first
    ------------------
lien security interest in any and all property which is or may hereafter be in the possession of Agent or any Lender in any capacity, including, without limitation, all moneys owed, or to be owed, by Agent or any Lender to Borrower. Without limiting any other right of Agent or any Lender, and without requiring Agent or any Lender to first proceed against any other security interest, whenever Agent or any Lender has the right to declare the Notes, or any of them to be immediately due and payable (whether or not it has so declared), Agent or Lenders, at their option, may set off against the Indebtedness any and all moneys then owed by Agent or any Lender to Borrower in any capacity, whether or not due; and Agent or Lenders shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on Agent's or Lender's records subsequent thereto.

3.5 Filing and Recording.  Borrower  shall,  at its cost and expense,  cause all
    ---------------------
instruments and documents evidencing the security interests given pursuant to this Agreement, including, without limitation, UCC-1 financing statements (the "Financing Statements") to be duly recorded and/or filed in all places necessary, in the opinion of Agent, to perfect and protect the lien or security interest of Agent and Lenders . At Agent's request, Borrower shall, at its expense, cause all assignments of mortgages or equivalent and UCC-3 assignments included in the Required Dealer Loan Documents and the Required Consumer Loan

Documents to be recorded or filed in all places necessary in the opinion of Agent to perfect the interests of Agent and Lenders. Borrower hereby irrevocably designates Agent, its agents, representatives and designees as agents and attorneysinfact for Borrower to sign on behalf of Borrower and file any financing statement or extension of financing statement in respect of any security interest created pursuant to this Loan and Security Agreement which may at any time be required or which, in the opinion of Agent, may at any time be desirable. In the event that any rerecording or refiling thereof (or the filing of any statement) is required to protect or preserve such lien or security interest hereunder, Borrower shall at its cost and expense, cause the same to be rerecorded and/or refiled at the time and in the manner requested by Agent. Borrower shall pay on demand all reasonable costs and expenses of Agent in connection with any such filing and recording.

4.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

In connection with the execution of this Loan and Security Agreement and the Loan Documents and to induce the Lenders to make the Loans, and to induce the Agent to act as agent, Borrower represents and warrants (and, so long as any Indebtedness shall remain outstanding shall be deemed to represent and warrant continuously) to Agent and Lenders jointly and severally as follows:

4.1 Authority; No Violation of Agreements.  Borrower is duly organized,  validly
    --------------------------------------
existing and in good standing under the laws of the Commonwealth of Massachusetts and under the laws of every state in which the conduct of its business requires it to so qualify or be licensed, except where the failure to be so qualified and in good standing does not have a material adverse affect on Borrower's financial condition or on Borrower's ability to exercise its rights in any Consumer Loan Collateral or Dealer Loan Collateral. Borrower has filed all documents and registrations, including tradename registrations, required by the laws of the Commonwealth of Massachusetts, the State of Vermont and all other states in which the conduct of its business requires it to so qualify or be licensed, except where the failure to be so qualified and in good standing does not have a material adverse affect on Borrower's financial condition or on Borrower's ability to exercise its rights in any Consumer Loan Collateral or Dealer Loan Collateral. Schedule 4.1, attached hereto and incorporated herein
                         ------------
contains a list of all locations where Borrower is qualified and duly licensed to conduct business. Borrower has the power and authority to (a) own and operate its properties and conduct its business and (b) execute and deliver the Loan Documents and perform the transactions contemplated thereby. The execution and delivery of the Loan Documents and the performance of the transactions contemplated thereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not constitute a breach or violation of (a) any mortgage, deed of trust, lease, loan or credit agreement, trust agreement, bylaws, shareholders agreement or other instrument or contract to which Borrower is a party or by which it may be bound or affected or (b) any law, administrative regulation or court decree or any obligation by which Borrower is bound. The consent or approval of any governmental authority is not required for Borrower to execute and deliver the Loan Documents and perform the transactions contemplated thereby. Borrower is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound or affected.

4.2  Shareholders;  Subsidiaries.  Schedule 4.2 attached hereto and incorporated
     ----------------------------
herein contains a list of all Borrower's Subsidiaries and the percentage of issued and outstanding shares of each class of capital stock owned by Borrower. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its state of incorporation and in every state in which the conduct of its business requires it to so qualify or be licensed, except where the failure to be so qualified and in good standing does not have a material adverse affect on Borrower's financial condition or on Borrower's ability to exercise its rights in any Consumer Loan Collateral or Dealer Loan Collateral. No such subsidiary has any ownership or security interest in the Collateral.

4.3 Validity of Loan Documents.  This Loan and Security  Agreement and all other
    ---------------------------
Loan Documents contemplated hereby are valid, binding and enforceable in accordance with their terms.

4.4 Absence of Actions.  There is no pending or threatened  action or proceeding
    -------------------
against or affecting Borrower before any court, governmental agency, arbitrator, or otherwise which may, in one case or in the aggregate, materially adversely affect the validity or enforceability of this Loan and Security Agreement, or the priority of the lien thereof, or the financial condition, operations, properties, or business of Borrower, or which would prevent or impair Borrower from complying with or performing any of the provisions of this Loan Agreement or the other Loan Documents. Borrower is not in default with respect to any statute, rule, judgment, decision, order, writ, injunction, decree, or demand of any court or any governmental authority.

4.5 Good Title to Borrower's Property. Borrower has good and marketable title to
    ----------------------------------
the Collateral free and clear of all liens, mortgages, pledges, security interests, encumbrances and charges of any kind, except for security interests granted hereunder or disclosed on Schedule 4.5 attached hereto and incorporated herein, and Borrower shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Agent or Lenders. Except for liens disclosed on Schedule 4.5, this Agreement, the Collateral Assignment of Contracts, the Financing Statements and the delivery to Agent from time to time of Required Dealer Loan Documents and Required Consumer Loan Documents create valid, perfected first priority security interests in the Collateral. Upon recording or filing of the assignments of mortgage, UCC-3 financing statements, or other documents delivered to Agent, Agent will have a valid, perfected first priority security interest in all collateral securing the loans pledged as Consumer Loan Collateral and Dealer Loan Collateral.

4.6 Assignability.  Each Required Dealer Loan Document delivered and/or assigned
    --------------
to Agent in connection with each loan pledged as Dealer Loan Collateral and each Required Consumer Loan Document delivered and/or assigned to Agent in connection with each loan pledged as Consumer Loan Collateral contains no prohibitions on assignment (other than prohibitions which have been waived with all necessary consents obtained), and upon the exercise of Agent's or Lenders' rights as secured party, Agent or Lenders shall be entitled to the same benefits pursuant to each such document as Borrower is entitled.

4.7 Taxes.  Borrower  has filed or caused to be filed all  federal,  state,  and
    ------
local tax returns required to be filed and has paid or caused to be paid all taxes, assessments, and governmental charges and levies thereon, including any interest and penalties, to the extent the same have been due. Borrower has set up reserves which are believed by Borrower to be adequate for the payment of such taxes for the years that have not been audited by the respective tax authorities. Nothing contained in this subsection shall prevent Borrower from contesting in good faith any tax assessment assessed against Borrower so long as adequate reserves for payment of the same have been made and verified to Agent.

4.8 Financial Condition.  The balance sheets,  statements of income and retained
    --------------------
earnings, federal tax returns, and other financial statements and financial data of Borrower furnished to Agent to induce Agent and Lenders to enter into this Loan and Security Agreement are complete and correct and fairly present the financial condition of Borrower, as of the dates thereof and the results of the operations of Borrower and its Subsidiaries, if any, for the periods covered by such statements, all in accordance with generally accepted accounting principles consistently applied. There are no liabilities of Borrower or any subsidiary, fixed or contingent, which are material but are not reflected in the financial statements and notes thereto supplied to Agent and Lenders. Borrower has paid no dividends and has made no distributions (of cash or property) to its shareholders or partners since the date of such financial statements, which distributions are not reflected in the financial statements. There has been no material adverse change in the business, operations or condition, financial or otherwise, of Borrower since the date of the most recent financial statements delivered to Agent.

4.9 No  Untrue  or  Omitted  Statements.  No part of the Loan  Documents  or any
    ------------------------------------
certificate or statement furnished by or on behalf of Borrower to Agent or any Lender contains or shall contain any material misstatement of fact or omits to state a material fact or any fact necessary in order to make the statements contained herein or therein not misleading. To the best knowledge of Borrower there is no fact (other than facts relating to general economic conditions) which materially adversely affects the business, operations, affairs, conditions, properties or assets of Borrower which has not been set forth in a document, certificate or statement furnished to Agent prior to or on the date of delivery hereof.

4.10 Location of Borrower's Offices and Records.  The chief place of business of
     -------------------------------------------
Borrower and the office where Borrower keeps its records concerning any of the Collateral is located at Stamford, Vermont.

4.11  Operation  of  Business.   Borrower   possesses  all  licenses,   permits,
      ------------------------
franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct Borrower's business substantially as now conducted and as presently proposed to be conducted, and is not in violation of any valid rights of others with respect to any of the foregoing. The operation of Borrower's business complies with all zoning, environmental, public health and safety, banking, securities, lending and other similar laws and regulations.

4.12 Financing  Statement  Filing  Locations.  Schedule 4.12 attached hereto and
     ----------------------------------------
incorporated herein lists the locations where the Financing Statements have been or will be filed. Those locations are the only locations necessary for filing the Financing Statements in order to perfect the security interests in the Collateral described therein capable of being perfected by the filing of financing statements.

4.13 Survival.  Borrower  understands  and agrees that Agent and each Lender are
     ---------
relying upon the above representations and warranties in extending the Loans to Borrower. The foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as the Indebtedness shall be paid in full, or until this Agreement shall be terminated, whichever is the last to occur.

5.  AFFIRMATIVE COVENANTS.
    ----------------------

Borrower covenants and agrees with Agent and each Lender that, except with the prior written consent of Agent (which shall not be unreasonably withheld), so long as any of the Notes or any Indebtedness shall remain outstanding, in whole or in part, or Agent or any Lender shall have any commitment under this Loan Agreement, Borrower shall comply with each of the following covenants:

5.1 Financial Statements and Other Information. Borrower shall furnish to Agent:
    -------------------------------------------

5.1.1 Audited  Annual  Statement of Borrower.  Within 90 days after the close of
      ---------------------------------------
each fiscal year, audited consolidated financial statements relating to Borrower, including a balance sheet, statement of income and retained earnings as at the end of that fiscal year setting forth corresponding figures for the previous fiscal year in comparative form, all such statements to be prepared in accordance with generally accepted accounting principles consistently applied by an independent certified public accountant acceptable to Agent, and accompanied within 120 days after the close of each fiscal year by copies of all management letters from such accountant to Borrower.

5.1.2  Quarterly  Statement of Borrower.  Within 45 days after the close of eac
       ---------------------------------
fiscal quarter, copies of 10Q reports, or if such reports shall no longer be prepared, unaudited financial statements in the form described in Section 5.1.1.

5.1.3 Tax Returns.  Within 30 days after filing, Borrower shall furnish to Agent
      ------------
a copy of its federal income tax return, with all schedules. The financial statements referred to in Sections 5.1.1, 5.1.2 and 5.1.3 are collectively referred to herein as "Financial Statements".

5.1.4 Dealer Credit  Information.  Promptly  after  completion,  Borrower  shall
      ---------------------------
deliver to Agent copies of its internal credit write-ups and dealer financial statements and regular updates of the same and such other information as Agent may request from time to time regarding Eligible Dealers. Promptly upon receipt, Borrower shall deliver to Agent all borrowing base certificates delivered to Borrower by dealers related to loans pledged as Dealer Loan Collateral.

5.1.5 Additional Information. With reasonable promptness, such other information
      -----------------------
relating to the Collateral, and the business, operations and financial condition of Borrower as Agent or any Lender may reasonably request from time to time. Agent and each Lender, pursuant to an authorized request and after prior notification to Borrower, are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of Borrower which may be furnished to them or come to their attention pursuant to this Agreement or otherwise, to any regulatory body or agency having jurisdiction over Agent or any Lender or to any person which has, or shall have any right or obligation to succeed to all or any part of Agent's or Lender's interest in this Loan and Security Agreement.

5.2  Statements  as to Defaults and  Computations.  With each of the  statements
     ---------------------------------------------
referred to in Sections 5.1.1 and 5.1.2 hereof, an Authorized Officer of Borrower shall certify to Agent (1) the Interest Coverage Ratio; (2) Borrower's Leverage; (3) Borrower's Loss Coverage Ratio; (4) Borrower's Delinquency Ratio and (5) that (a), as of the date of the such statements, no event has occurred and is continuing to occur and no condition exists which constitutes or, after notice or lapse of time or both, would constitute a default or event of default under any of the Loan Documents or (b), if any such event has occurred and is continuing or such condition exists, such statement shall specify the nature and period of existence thereof and the action proposed to be taken with respect thereto. Borrower shall immediately give notice to Agent upon the occurrence of an Event of Default.

5.3 Taxes and  Claims.  Borrower  shall  duly pay and  discharge  (a) all taxes,
    ------------------
assessments and governmental charges upon or against it or its properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith by appropriate proceedings, and appropriate reserves therefor have been established with the consent of Agent, and (b) all lawful claims, whether for labor, materials, supplies, services or anything else which could, if unpaid, become a lien or charge upon the Collateral, unless and to the extent that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established with the consent of Agent.

5.4  Insurance.
     ----------

5.4.1 Public Liability Insurance; Etc. During the following times Borrower shall
      --------------------------------
maintain the following insurance coverage:

(a)At all times during the term of this Agreement, broad form coverage public liability insurance with minimum coverage of Five Million Dollars. The amount of such coverage shall be reviewed annually by Agent and may, in Agent's sole discretion and at Borrower's expense, be increased or decreased during the term of this Agreement. Borrower shall obtain a new or revised policy within 20 days of receipt of notice from Agent of a revision in the amount of public liability insurance required;

(b)Workers' compensation insurance and such other insurance as shall be necessary or prudent for the operation of Borrower's business, all with minimum coverage at least equal to that in effect on the date of this Agreement.

5.4.2 Terms of Insurance.  Each such policy of insurance shall be with insurance
      -------------------
carriers and in form and amount acceptable to Agent.

5.4.3 Evidence of Insurance.  Borrower shall,  from time to time upon Agent's or
      ----------------------
any Lender's request, promptly furnish or cause to be furnished to Agent, evidence of the maintenance of the insurance required by this Section 5.4, including, without limitation, such originals or copies as Agent may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

5.5 Books  and  Reserves.  Borrower  shall (a)  maintain  at all times  true and
    ---------------------
complete books, records and accounts in which true and correct entries shall be made of all business transactions in accordance with generally accepted accounting principles; and (b), by means of appropriate entries, reflect in its accounts and in all Financial Statements, prior liabilities and reserves for all taxes from which Borrower is not otherwise exempt and proper reserves for depreciation, renewals and replacements, obsolescence and amortization of its properties and bad debts, all in accordance with generally accepted accounting principles consistently applied.

5.6 Inspection of Books and Records.  Borrower shall permit Agent or any Lender,
    --------------------------------
or its authorized attorneys, accountants, and representatives to examine the books, accounts, records, ledgers and assets of every kind and description of Borrower at all reasonable times upon oral or written request of Agent or any Lender, such examination to include the making of copies and abstracts of such materials at Borrower's expense.

5.7 Preserve Collateral. Borrower shall: (a) keep the Collateral in good repair,
    --------------------
working order and condition; (b) from timetotime make all necessary and proper repairs, renewals, replacements, additions and improvements to the Collateral, so that the business carried on by Borrower may be properly and advantageously conducted at all times in accordance with prudent business management; (c) use the Collateral and operate its business in compliance with all applicable laws, statutes, ordinances, rules and regulations; (d) not waste or destroy the Collateral; (e) defend the Collateral against the claims and demands of all other parties; (f) permit Agent or its representatives or designee to inspect the Collateral at all times upon prior notice to Borrower; and (g) prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by a security interest in favor of Agent and Lenders created by the Loan Documents or from being or becoming a fixture, except at Borrower's business.

5.8  Notification  of Litigation.  Borrower  shall promptly  inform Agent of the
     ----------------------------
commencement of any action, suit, proceeding or investigation against it or the making of any counterclaim against it in any action, suit or proceeding.

5.9 Preserve Existence. Borrower shall preserve and maintain its name, existence
    -------------------
and good standing in the jurisdiction of its organization and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required.

5.10  Permits.  Borrower  shall obtain and maintain all  necessary  licenses and
      --------
permits to operate its business.

5.11  Underwriting  Criteria.  All Eligible  Dealer Loans and Eligible  Consumer
      -----------------------
Loans pledged to Agent pursuant to this Loan and Security Agreement will be consistent with Borrower's general underwriting criteria as of the date of this Agreement. Borrower shall not alter its general underwriting criteria without prior notice to Agent.

5.12 Agreements Constituting Collateral. Borrower shall comply with all terms of
     -----------------------------------
any agreements related to any Dealer Loan Collateral or Consumer Loan Collateral, and Borrower shall immediately notify Agent of any defaults or events of defaults under any such agreements. Except for prepayments in the ordinary course of business, Borrower shall not modify, compromise, extend, rescind or cancel any agreements related to Dealer Loan Collateral or Consumer Loan Collateral without the prior consent of Agent, which shall not be unreasonably withheld.

5.13  Additional  Costs,  Etc. If any present or future  applicable  law,  which
      ------------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and policies, requests, directives, instructions, guidelines and notices at any time or from time to time thereafter made upon or otherwise issued to Agent or any Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

      (a)subject Agent or any Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Loan and Security Agreement, the other Loan Documents or the Loans (other than taxes based upon or measured by the income or profits of Agent or any Lender); or

      (b)materially change the basis of taxation (except for changes in taxes on income or profits) of payments to Agent or any Lender of the principal of or the interest on the Loans or any other amounts payable to Agent or any Lender under this Loan and Security Agreement or the other Loan Documents; or

      (c)impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Loan and Security Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of Agent or any Lender; or

      (d)impose on Agent or any Lender any other conditions or requirements with respect to this Loan and Security Agreement, the other Loan Documents, or the Loans; and the result of any of the foregoing is:

            (i) to increase the cost to Agent or any Lender of making, funding, issuing, renewing, extending or maintaining the Loans; or

            (ii) to reduce the amount of principal, interest or other amount payable to Agent or any Lender hereunder on account of the Loans; or

            (iii) to require Agent or any Lender to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by Agent or any Lender from Borrower hereunder, then, and in each such case, Borrower shall, upon demand made by Agent or any Lender at any time and from time to time and as often as the occasion therefor may arise, pay to Agent such additional amounts as will be sufficient to compensate Agent or any Lender for such additional cost, reduction, payment or foregone interest or other sum.
5.14  Capital  Adequacy.  If any  present  or future law  affects  the amount of
      ------------------
capital required or expected to be maintained by Agent or any Lender or any corporation controlling Agent or any Lender and Agent or any Lender determines that the amount of capital required to be maintained by it is increased by or based upon the existence of the Loans made or deemed to be made pursuant hereto, then Agent or any Lender may notify Borrower of such fact, and Borrower shall pay to Agent or any Lender from time to time on demand, as an additional fee payable hereunder, such amount as Agent or any Lender shall determine in good faith and certify in a notice to Borrower to be an amount that will adequately compensate Agent or any Lender in light of these circumstances for Agent's or any Lender's increased costs of maintaining such capital. Agent and Lenders shall allocate such cost increases among their customers in good faith and on an equitable basis.

5.15  Interest  Coverage  Ratio.  Borrower  shall,  as of the end of each fiscal
      --------------------------
quarter, maintain the ratio of EBITDA for the four fiscal quarters of Borrower then ended to Consolidated Interest Expense for the same period (the "Interest Coverage Ratio") of greater than 2.0 to 1.0.

5.16 Leverage.  Until the  Indebtedness  shall have been paid in full,  Borrower
     ---------
shall maintain Leverage of not more than 4.0 to 1.

5.17 Minimum Loss Coverage  Ratio.  As of the end of each fiscal quarter for the
     -----------------------------
four fiscal quarters then ended, Borrower shall maintain a Loss Coverage Ratio equal to or greater than 5.0 to 1.

5.18 Maximum Delinquency.  As of the end of each fiscal quarter,  Borrower shall
     --------------------
maintain a Delinquency Ratio of (a) no more than an average of 10.0% as of the end of any month for the previous three months then ended; and (b) no more than an average of 9.25% as of the end of any month for the previous twelve months then ended.

6.  NEGATIVE COVENANTS.
    -------------------

6.1 Agent Consent  Required.  From the date hereof until the Indebtedness  shall
    ------------------------
have been paid in full, without the prior written consent of Agent which shall not be unreasonably withheld:

6.1.1 Liens.  Borrower shall not in any way create,  incur, assume, or suffer to
      ------
exist any security interest, mortgage, pledge, lien or other encumbrance upon the Collateral other than those created by or referred to in this Agreement.

6.1.2  Covenant  Against  Alienation.  Borrower  shall  not in any way (a) sell,
       ------------------------------
convey, lease or transfer any of its assets other than in the ordinary course of its business; (b) enter into any transaction of merger, consolidation or reorganization; or (c) reclassify its capital stock.

6.1.3 Management. Borrower shall not make any change in the management personnel
      -----------
of its business without notice to Agent, and shall not make any change in the chairman, president or other officer having substantial control over the operations of the Borrower's business.

6.1.4 Indebtedness.  Borrower shall not incur any additional indebtedness of any
      -------------
kind, except (a) customary trade debt and obligations in the ordinary course of business; (b) so-called "off balance sheet" indebtedness in the form of loan sales or increases in the Borrower's commercial paper facilities; and (c) other new secured financing not to exceed $5,000,000 in the aggregate annually.

6.2 Notice to Agent Required.  From the date hereof until the Indebtedness shall
    -------------------------
have been paid in full, without prior notice to Agent, Borrower shall not in any way (a) become a guarantor (other than for loan sales with recourse), surety or otherwise liable for the debts or other obligations of any other person, firm, corporation or company; or (b) make any investment in or loan or advance to any other person, firm, corporation or company, in excess of $1,000,000 (or $10,000,000 in the case of loans to dealers secured by pledges of loans to consumer borrowers).

6.3 Other  Secured  Indebtedness.  Nothing in this Loan and  Security  Agreement
    -----------------------------
shall operate or be construed to prevent Borrower from incurring indebtedness and securing such indebtedness with a pledge of loan receivables; provided that
(1) the collateral for such indebtedness shall not be Dealer Loan Collateral, Consumer Loan Collateral and the Related Rights hereunder and (2) the requirements of Section 6.1.4 are met. In connection with such a pledge of loan receivables, Borrower shall be entitled to grant to a secured lender a security interest in the rights related to any loan the promissory note for which is in the possession of such lender free and clear of any lien created by this Loan and Security Agreement.

7.  CONDITIONS PRECEDENT TO ADVANCE.
    --------------------------------

7.1 Agent and Lenders shall have no obligation to make any advance under the Loans unless:

7.1.1   Representations  and  Warranties  True.  All  of  the   representations,
        ---------------------------------------
warranties, covenants, terms and conditions contained in this Loan and Security Agreement and the other Loan Documents are true and correct as of the date of making such advance, with the same effect as if such representations and warranties were made on and as of the date of such advance.

7.1.2 No Default. No default or event of default under any Loan Documents or any
      -----------
other agreements between Agent or any Lender and Borrower shall exist on the date of such advance, and no condition, omission, or act shall have occurred or come into existence which, upon the giving of notice or the passage of time, would ripen into a default or Event of Default.

7.1.3 No Adverse Change.  No material  adverse change shall have occurred in the
      ------------------
financial condition of Borrower, in the business operations of Borrower, or in the condition of the Collateral or Borrower's business from the date of the most recent financial statements delivered to Agent.

7.1.4  Acceptance of Advances.  Each  acceptance by Borrower of an advance under
       -----------------------
the Loans shall constitute a representation by Borrower that the foregoing conditions in Sections 7.1.1, 7.1.2 and 7.1.3 have been satisfied.

7.2  Audits.  Agent and each  Lender  shall  have the right to audit  Borrower'
     -------
operations and the Collateral from time to time at Borrower's expense and Agent and each Lender shall be entitled to condition advances on the Loans on the results of such audits. Agent and each Lender shall be entitled to conduct due diligence audits at Borrower's expense at least twice each year, and Agent shall be entitled to conduct due diligence audits at Borrower's expense at any time when the Delinquency Ratio shall exceed (a) an average of 8.00% as of the end of any month for the previous three months then ended or (b) an average of 7.25% as of the end of month for the previous twelve months then ended. At the direction of Agent, Agent's counsel shall be entitled to conduct a fair lending review at Borrower's expense at least once each year.

8.  EVENTS OF DEFAULT.
    ------------------

Each of the following events shall constitute an "Event of Default" hereunder:

8.1 Payment Default.  Borrower shall default in making any payment of principal,
    ----------------
interest or other charges when the same shall become due under the Notes or the Loan Documents.

8.2 Other Default.  Borrower  shall default in the  performance of any covenant,
    --------------
agreement, term or condition of this Loan and Security Agreement or any other Loan Document, other than as set forth in Section 8.1 above, or in any other subsection of this Section 8 other than this subsection 8.2, within any applicable grace period provided therefor or, if no grace period is provided, and provided Borrower has not intentionally concealed or negligently failed to report such default to Agent, such default shall continue for ten (10) days after Agent shall give written notice of such default to Borrower.

8.3 Default in Other Obligations. Borrower shall default (and such default shall
    -----------------------------
not be cured within any applicable grace period) in making any payments for borrowed money or in respect of any extensions of credit or accommodations or under any lease, in each case where the total obligation of Borrower shall exceed $200,000.

8.4 Insolvency;  Suspension of Business.  Commencement of proceedings  under any
    ------------------------------------
bankruptcy or insolvency law by or against Borrower or the admission by Borrower of Borrower's inability to pay its debts as they mature or become due; or the general failure by Borrower to pay its debts as they mature or become due; or the making of a general assignment for the benefit of creditors by Borrower; or the suspension of business of Borrower; or the appointment of a trustee, trust mortgagee, custodian or receiver of all or any portion of the property of Borrower.

8.5  Representations.  Any representation or warranty,  statement or information
     ----------------
under any instrument or agreement constituting or relating to any Collateral or made by Borrower herein, in the Loan Documents or in any other certificate, statement, information or document delivered to Agent or any Lender by, on behalf of or at the request of Borrower or relating to the Loans shall fail to be true and correct when made or furnished.

8.6 Adverse  Change.  Any material  adverse change in the business,  operations,
    ----------------
properties or condition (financial or otherwise) of Borrower or the Collateral, which, in the opinion of Agent or any Lender, impairs its security or increases its risk, including, without limitation, if any financial information furnished to Agent or any Lender shall indicate any operating loss or total liabilities in excess of total assets, as determined in accordance with generally accepted accounting principles.

8.7 Levy.  Commencement of any levy, seizure,  attachment or sale upon execution
    -----
against any Collateral or other proceedings of any nature whereby Borrower shall or may be deprived of title or right of possession to the Collateral or any part thereof.

8.8  Dissolution;  Termination.  The  dissolution or termination of existence of
     --------------------------
Borrower.

8.9 Uninsured Loss. Any loss,  theft,  or damage to the Collateral  which is not
    ---------------
fully covered by insurance and which, in the opinion of Agent or any Lender, impairs its security or increases its risk.

8.10 Tax Law Changes. The enactment after the date hereof of any law amending or
     ----------------
changing in any way the laws with respect to the taxation of mortgages or debts secured thereby, or the manner of the collection of any such taxes, so as to materially affect adversely the interests of Agent or any Lender as determined in good faith by Agent or any Lender.

8.11  Conveyance  of  Collateral.  The  conveyance,  assignment,  sale,  pledge,
      ---------------------------
transfer, hypothecation or other disposition (which shall include execution of a contract for sale) of legal or equitable ownership of any part of the Collateral other than in the ordinary course of business.

9.  REMEDIES UPON DEFAULT.
    ----------------------

9.1 Remedies Upon Default. If an Event of Default shall occur, Agent and Lenders
    ----------------------
shall not have any obligation to permit any further borrowing hereunder and may declare the Indebtedness, including the Notes, immediately due and payable, without presentment, protest, demand or notice of any kind, all of which are hereby expressly waived by Borrower; and shall have all rights and remedies of a secured party under the UCC and any other applicable law then in effect; and may pursue any and all remedies provided for hereunder and in any one or more of the Loan Documents or at law or in equity, including, without limitation, the following:

9.1.1 Exercise all rights of a secured party under the UCC, or otherwise, with respect to the Collateral;

9.1.2 Deliver Notices to Maker and other notices to account debtors and servicers that payments should be made directly to Agent, record or file assignments of mortgages and UCC-3 financing statements, complete blank endorsements and take such other actions as Agent shall deem necessary to exercise rights in the Collateral or assign the Collateral;

9.1.3 Require Borrower to pay over to Agent all sums collected with respect to the Collateral, to be applied in Agent's sole discretion to such costs and expenses as Agent shall determine;

9.1.4 Require Borrower to give notice to account debtors and servicers that payment should be made directly to Agent;

9.1.5 Require Borrower to assemble Collateral and make it available to Agent at a place designated by Agent which is reasonably convenient;

9.1.6 If in the event of the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Agent or any Lender is legally entitled, Borrower shall be liable for the deficiency and the reasonable fees of any agents and attorneys employed by Agent or any Lender to collect such deficiency. Borrower agrees that if any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if deposited in the mails, first class postage prepaid, addressed as provided in Section 11.9 of this Loan and Security Agreement and at least ten (10) days before such intended disposition; and

9.1.7 Set off and apply against any Indebtedness any indebtedness owing from Agent or any Lender to Borrower or Borrower at any time and from time to time either before or after maturity and without demand upon or notice to anyone.

No remedy conferred upon or reserved to Agent or any Lender in the Loan Documents is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or in any other Loan Document or now or hereafter existing at law or in equity or by statute and the exercise of any remedy or remedies shall not be an election of the remedies. The remedies and rights of Agent and Lenders may be exercised concurrently, alone or in any combination. The inclusion of Events of Default in this Agreement and the occurrence of non-occurrence of an Event of Default shall in no manner restrict the Agent's or any Lender's ability to demand amounts due pursuant to the Notes or any other demand obligation.

9.2 Cooperation of Borrower. Borrower shall cooperate with Agent and each Lender
    ------------------------
in effectuating the purposes hereof notwithstanding any unanticipated inability of Borrower to pay the Notes or otherwise perform the obligations of this Loan and Security Agreement or any other Loan Document.

9.3 Payment of Costs.  Borrower shall pay all of the costs and expenses incurred
    -----------------
by Agent (including reasonable attorney's fees) in (1) enforcing the Loan Documents, (2) resorting to the Collateral, (3) the care, processing and preservation of the Collateral, and (4) collecting the outstanding balance of principal, interest and delinquent charges under the Notes. All such costs and expenses shall be deemed additional principal due under the Notes and may be deducted from the proceeds of disposition of the Collateral, or any other security interests held by Agent and Lenders. Agent and Lenders may apply any or all of the proceeds of disposition of the Collateral to the payment or reduction of the Notes in such amounts as Agent and Lenders may, in their sole discretion, determine even if that portion of the Notes shall be contingent and unmatured; and in the case of any deficiency Borrower shall remain liable therefor.

9.4  Preservation;  Notice.  Agent and Lenders shall have no obligation to take,
     ----------------------
and Borrower shall have the responsibility for taking, any and all steps to preserve rights against any and all prior parties to any instrument of chattel paper whether in Borrower's possession or in Agent's or any Lender's possession. Borrower waives protest of any instrument constituting Collateral at any time held by Agent or any Lender on which Borrower is in any way liable and waives notice of any other action taken by Agent or any Lender. Borrower shall have the responsibility for notifying Agent or any Lender in writing that it wishes to take advantage of any redemption, conversion or other similar right with respect to any Collateral held by Agent or any Lender.

9.5 Right to Possession.  Unless otherwise provided by law, Agent shall have the
    --------------------
right at all times to the immediate possession of all Collateral and its products and proceeds, and in its sole discretion may operate and use the Collateral, complete work in process, or sell the Collateral without being liable to the Borrower on account of any losses, damage, or depreciation that any occur as a result thereof. Unless otherwise provided by law, Agent may at all times, at the expense of Borrower, enter upon any premises on which Collateral may be situated and remove any Collateral to such other places as Agent determines. Unless otherwise provided by law, Agent may at any time transfer any Collateral into its own name or that of its nominee and receive the income thereon and hold the same, as security for liabilities or apply it to principal or interest due on the Indebtedness.

10. THE AGENT.
    ----------

10.1 Actions.  Each Lender hereby appoints BankBoston as its agent under and for
     --------
purposes of this Agreement, the Notes and each other Loan Document. Each Lender hereby irrevocably appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each Lender hereby irrevocably authorizes Agent to hold and exercise control of the Collateral, to file as Agent for Lenders financing statements, and to be named as Agent for the Lenders in assignments of collateral, and to exercise discretion with regard to the acceptance of Collateral and inclusion of Collateral in the Borrowing Base from time to time. Notwithstanding the foregoing, each Lender shall be entitled to review Collateral and Agent's files with respect to Collateral from time to time upon reasonable prior notice to Agent, and Agent shall cooperate with each Lender in each such review. The grant of particular powers and authority to Agent in some circumstances and to Agent and Lenders in others shall not be deemed to limit the power and authority of Agent in any instance. The duties of Agent shall be mechanical and administrative in nature and Agent shall not by reason of this Agreement be a trustee or fiduciary for any Lender. Agent shall have no duties or responsibilities except those expressly set forth herein. As to any matters not expressly provided for by this Agreement, Agent shall not be required to exercise any discretion or take any action. Except for actions described in
Section 11.12 herein, Agent shall be required to act or to refrain from acting upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

10.2 Actions Requiring Consent.  Notwithstanding the grant of authority to Agent
     --------------------------
hereunder, the following actions by Agent shall require the consent of the Required Lenders:

10.2.1 A declaration of an Event of Default hereunder;

10.2.2 A demand for payment of all Indebtedness; or

10.2.3 The commencement of any actions to exercise rights to sell Collateral or to take any other actions authorized under Section 9.1 herein (except for any rights to set-off, which each Lender shall be entitled to exercise independently).

Each Lender shall be entitled to declare an event of default or demand payment of amounts due pursuant to its Note without the consent of the Agent or other Lenders, but in the absence of consent of the Required Lenders, the Agent shall not take the actions specified in Sections 10.2.1, 10.2.2, or 10.2.3 herein.

10.3  Liability  of Agent.  Neither  Agent nor any of its  directors,  officers,
      --------------------
agents, or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Document in the absence of its or their own gross negligence or willful misconduct. Without limiting the foregoing, Agent: (1) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (2) may consult with legal counsel (including counsel for Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (3) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with this Agreement; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement on the part of Borrower, or to inspect the property (including the books and records) of Borrower, and any such inquiry or inspection shall not obligate the Agent to make any further inquiry or inspection; (5) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, perfection, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant thereto: and (6) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate, or other instrument or writing (which may be by telegram, telex, or facsimile transmission) believed by it to be genuine and signed or sent by the proper party or parties. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) and holds harmless the Agent, pro rata according to such Lender's Percentage,
                               --------
from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees and expenses, and as to which the Agent is not reimbursed by the Borrower; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from Agent's gross negligence or willful misconduct. Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless Agent is indemnified hereunder to its satisfaction. If any indemnity in favor of Agent shall be or become, in Agent's determination, inadequate, Agent may call for additional indemnification from Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Without limitation of the foregoing, each Lender shall to reimburse Agent (to the extent not reimbursed by Borrower) promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by Agent in connection with the preparation, administration, or enforcement of, or legal advice in respect of rights or responsibilities under this Agreement.

10.4  Successor.  Agent  may  resign  as such at any time upon at least 30 days'
      ----------
prior notice to Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $5,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

10.5 Loans by BankBoston and Lenders.  BankBoston shall have the same rights and
     --------------------------------
powers with respect to (x) the Loans made by it, and (y) the Notes held by it as any other Lender and may exercise the same as if it were not the Agent. BankBoston may accept deposits from, lend money to, and generally engage in any kind of business with Borrower or any subsidiary or affiliate of the Borrower as if BankBoston were not the Agent hereunder. Each Lender shall be entitled to accept deposits from, lend money to, and generally engage in any banking business with Borrower or any subsidiary or affiliate of Borrower independently of the Loans. Each Lender shall be entitled to apply proceeds from any collateral to the Loans or to any other indebtedness from Borrower in its sole discretion.

10.6 Credit Decisions.  Each Lender  acknowledges that it has,  independently of
     -----------------
Agent and each other Lender, and based on such Lender's review of the financial information of Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigation as such Lender has deemed appropriate, made its own credit decision to make the Loans. Each Lender also acknowledges that it will, independently of Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

10.7 Copies,  etc.  Agent shall give prompt notice to each Lender of each notice
     -------------
or request required or permitted to be given to Agent by Borrower pursuant to the terms of this Agreement (unless concurrently delivered to Lenders by

Borrower), and Agent shall deliver to each Lender within 10 days of receipt copies of Financial Statements and other documents (excluding the Collateral) provided by Borrower. Agent will distribute to each Lender from time to time as requested by each Lender each document or instrument received for its account and copies of all other communications received by Agent from Borrower for distribution to Lenders by Agent in accordance with the terms of this Agreement. Except for notices, reports, and other documents and information expressly required to be furnished to Lenders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower which may come into the possession of the Agent or any of its affiliates.

10.8  Sharing of  Payments.  If any Lender  shall  obtain any  payment  (whether
      ---------------------
voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Notes held by it in excess of its Lender's
Percentage of payment on account of all of the Notes, such Lender shall distribute the excess payment ratably to each of the other Lenders, provided, however, that if all or any portion of such excess payment is thereafter recovered by Borrower from the Lender making such a distribution, such distribution to each other Lender shall be rescinded and each such other Lender shall repay to the distributing Lender its ratable share of the distribution.

11.  MISCELLANEOUS.
     --------------

11.1 Power of Attorney.  Borrower  hereby  appoints and  irrevocably  designates
     ------------------
Agent and each Lender, its agents, representatives and designees as agents and attorneysinfact for Borrower, granting unto said attorneys full power to do all things and acts necessary to implement and fully execute any power or rights granted to Agent and each Lender under this Agreement, including the right to give written notice, at any time, to such office and officials at the United States Post Office to effect such change of address so that all mail addressed to such Borrower may be delivered directly to Agent or any Lender, and the right to execute trust receipts, conditional sale contracts or other title retention or security instruments.

11.2 Indemnity.  Borrower hereby  indemnifies (which indemnity shall survive any
     ----------
termination of this Agreement) and holds Agent and each Lender harmless from and against all liabilities, obligations, losses, damages, claims, costs or expenses (including reasonable attorney's fees and expenses) of any kind whatsoever which may at any time be imposed on, incurred by or asserted against Agent or any Lender in any way relating to or arising out of this Loan and Security Agreement or any of the Loan Documents (including, without limitation, any claim for a commission or fee in connection with any Loan Documents), any Agent or Lender actions taken in good faith thereunder, or the operation of Borrower's business.

11.3 Expenses.  Borrower shall pay all costs and expenses  incurred by Agent and
     ---------
each Lender in connection with the preparation, execution, delivery, filing and administration of the Loan and any Loan Documents including, but not limited to, reasonable fees of counsel to Agent and each Lender and any local counsel retained by them, with respect to the Loans and with respect to advising Agent and each Lender as to their rights and responsibilities under the Loan Documents, all reasonable costs and expenses in connection with protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, in connection with enforcement of the Loan Documents, title insurance premiums, survey and site assessment costs, appraisal fees, brokerage fees or commissions, mortgage and financing statements recording and filing fees, syndication fees (with prior notice to Borrower), and any other expenses whether incurred before or after the closing of the Loans. Borrower shall hold Agent and each Lender harmless from any liabilities with respect to or resulting from any delay in paying or omission to pay such fees and expenses.

If Borrower shall fail to maintain the insurance required by Section 5.4, or pay the taxes, assessments, charges or claims referred to in Section 5.3 hereof, or fail to perform any of its obligations hereunder Agent, at its option, may maintain such insurance or pay such taxes, assessments, charges or claims or perform any or all such obligations and Borrower shall pay on demand any premiums, taxes, assessments, charges or claims so paid by Agent or expenses incurred by Agent or such amounts shall be deemed additional indebtedness due under the Notes, in Agent's sole discretion.

Agent shall be entitled, at Borrower's sole cost and expense, to obtain appraisals of the Collateral, from time to time, as Agent deems necessary or as may be required by applicable law.

All references to attorneys in the Loan Documents shall include, without limitation, Agent's or any Lender's inhouse counsel.

11.4 Further  Assurances.  Borrower shall, at Borrower's cost and expense,  upon
     --------------------
request of Agent or any Lender, duly execute and deliver, or cause to be duly executed and delivered, to Agent or any Lender such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of Agent or any Lender to carry out more effectually the provisions and purposes of the Loan Documents.

11.5 Severability.  If any provision of any Loan Document is deemed by any court
     -------------
having jurisdiction thereon invalid or unenforceable, the balance of that Loan Document shall remain in effect; if any provision of that Loan Document is deemed by any such court to be unenforceable because such provision is too broad in scope such provisions thereafter shall be read to be consistent with such Court's decision to make it enforceable; and if any provision is deemed inapplicable by any such Court to any person or circumstance it shall nevertheless be construed to apply to all other persons and circumstance.

11.6 Governing Law; Effect. This Agreement and the other Loan Documents shall be
     ----------------------
governed by and construed in accordance with the substantive law of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument.

11.7 Sale and Transfer of Loans and Note; Participations in Loans and Note. Each
     ----------------------------------------------------------------------
Lender may assign, or sell participations in, its Loans to one or more other persons in accordance with this Section 11.7.

11.7.1  Assignments.  Any Lender,  (a) with the written consent of (i) Agent and
        ------------
(ii), in the absence of an Event of Default, Borrower (which consents shall not be unreasonably withheld) may at any time assign and delegate to one or more commercial banks or other financial institutions, and (b) with notice to Borrower and Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its affiliates or to any other Lender (each Person described in either of the foregoing clauses as being the person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans) in a minimum aggregate amount of $5,000,000; provided, that any such Assignee Lender will comply, if applicable, with the provisions of this Agreement and all other Loan Documents. Borrower, each other Lender and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to a Assignee Lender until (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender, and (d) such Assignee Lender shall have executed and delivered to Borrower and Agent such documents as Agent shall reasonably request to confirm such Assignee Lender's agreement to comply with the terms of the Loan Documents.

From and after the date that the Agent  accepts such Lender as Assignee  Lender,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such assignment, shall be released from its obligations hereunder and under the other Loan Documents. Within five business days after its receipt of notice from Agent of a new Assignee Lender, Borrower shall, upon delivery to Borrower of the predecessor Note marked "exchanged", execute and delivered to Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and, if the assignor Lender has retained Loans hereunder, a replacement
Note in the principal amount of the Loans and retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. Any attempted assignment and delegation not made in accordance with this Section 11.7.1 shall be null and void.

11.7.2 Participations. Any Lender may at any time sell to one or more commercial
       ---------------
banks or other persons participating interests in any of the Loans, or other interests of such Lender hereunder; provided, that (a) no participation contemplated in this Section 11.7 shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Documents, (b) such Lender shall remain solely responsible for the performance of its obligations hereunder, and (c) Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents.

11.8  Assignment of Loan  Agreement by Borrower.  Neither this Loan and Security
      ------------------------------------------
Agreement nor the proceeds of the Loans shall be assignable by Borrower without Agent's and each Lender's prior written consent which shall not be unreasonably withheld, and any attempted assignment without Agent's and each Lender's prior written consent shall, after closing, create a default in the Loans.

11.9 Notices. Any demand upon or notice to Borrower hereunder shall be effective
     --------
when delivered by hand or when properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph company or overnight courier, in each case addressed to Borrower at the address shown below or as it appears on the books and records of Agent. Demands or notices addressed to any other address at which Agent or any Lender customarily communicates with Borrower also shall be effective. Any notice by Borrower to Agent or Lenders shall be given as aforesaid, addressed at the addresses shown below or such other address as Agent or any Lender may advise Borrower in writing.

Agent:
BankBoston, N.A.
99 West Street
Pittsfield, MA 01201
Attention: Thomas Morris
Telecopier: 4134426983

Copy to:
Steven Taylor Smith, Esquire
Cain, Hibbard, Myers & Cook
66 West Street
Pittsfield, MA 01201
Telecopier: 413-443-7964

BankBoston:
Thomas Morris, Vice President
99 West Street
Pittsfield, MA 01201
Telecopier: 413-442-6983

Copy to:
Steven Taylor Smith, Esquire
Cain, Hibbard, Myers & Cook
66 West Street
Pittsfield, MA 01201
Telecopier: 413-443-7694

Fleet Bank: Fleet Bank-NH
1155 Elm Street
Manchester, NH 03101
Attention: David Canedy

Copy to:
Curtis W. Little, Jr.
Cook, Little, Rosenblatt & Manson, PLLC
650 Elm Street
Manchester, NH 03101
Telecopier: 603-621-7111

Borrower:
Litchfield Financial Corporation
789 Main Road
Stamford, VT 05352
Telecopier: 802-694-1552

Copy to:
Thomas Camp, Essquire
Hutchins, Wheeler and Dittmar
101 Federal Street
Boston, MA 02110
Telecopier: 617-951-1295

11.10  Successors.  This Loan and Security  Agreement  shall be binding upon and
       -----------
inure to the benefit of the parties hereto, their successors and assigns and all other subsequent holders of the Notes.

11.11 Entire Agreement. This Loan and Security Agreement and the other documents
      -----------------
referred to herein contain a complete statement of the undertakings between the parties with respect to its subject matter, and supersedes all prior agreements and undertakings. There are no representations not set forth in this Loan and Security Agreement (including the Exhibits and Schedules attached hereto) or the other Loan Documents which have been relied upon by the parties.

11.12 Modification. No modification, rescission, waiver, release or amendment of any provision of the Loan Documents, shall be effective unless made in writing and signed by a duly authorized officer of Agent and each Lender and the same shall then be effective only for the period and on the conditions and for the specific purposes specified in such writing, it being expressly understood by the parties hereto that no such amendment, modification or waiver which would:

11.12.1 modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

11.12.2 modify this Section 11.12, change the definition of "Required Lenders", reduce any fees, or release any substantial amount of collateral security, except as otherwise specifically provided in any Loan Document, shall be made without the consent of each Lender and each holder of a Note;

11.12.3 increase the amount of commitment for any of the Loans, or extend the Maturity Date of, or extend the due date for or reduce the amount of any scheduled repayment or prepayment of principal of or interest on the Loans (or reduce the principal amount of or rate of interest on the Loans) shall be made without the consent of the holder of that Note evidencing such Loan; or

11.12.4 affect adversely the interests, rights or obligations of the Agent as the Agent shall be made without the consent of the Agent.

11.13 Captions. The captions of the various sections and paragraphs of this Loan
      ---------
and Security Agreement have been inserted only for the purpose of convenience; such captions are not a part of this Loan and Security Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Loan and Security Agreement.

11.14  Counterparts.  This Loan and  Security  Agreement  may be executed by the
       -------------
parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

11.15  Waiver of Rights  of Agent or any Lender. Neither the failure of Agent or
       -----------------------------------------
any Lender to exercise, nor the delay of Agent or any Lender in exercising any right, power, or privilege under this Loan and Security Agreement or any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise or any right, power or privilege preclude any other or further exercise of any other right, power or privilege.

11.16  Agreement not Intended as  Partnership or Agency.  The parties  expressly
       -------------------------------------------------
disclaim any intention to create a partnership or joint venture pertaining to the subject matter of this Loan and Security Agreement. The parties intend that their relationship shall be that of borrower and lenders, whether that relationship is relevant for purposes of the parties' dealings between themselves or with third persons. Neither Borrower nor Agent nor Lenders shall be deemed an agent of any other for any purpose, except that Agent shall be agent for Lenders on the terms and conditions set forth in this Agreement.

11.17  Survival.  This Loan and Security  Agreement shall survive the closing of
       ---------
the Loans and each and every one of the obligations and undertakings of Borrower set forth in this Loan and Security Agreement shall be continuing obligations and undertakings and shall not cease or terminate until the entire outstanding principal amount of the Loans, together with all interest and fees due thereon and any other amounts which may be due pursuant to this Loan and Security Agreement, shall have been paid in full, and until the obligations and undertakings of Borrower shall have been fully completed and discharged.

11.18 WAIVER OF JURY TRIAL.  BORROWER,  AGENT AND EACH LENDER HEREBY WAIVE TRIAL
      --------------------
BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF: (A) THIS LOAN AND SECURITY AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THE LOANS; (B) THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF; OR
(C) ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING AMONG BORROWER, AGENT OR LENDERS. NONE OF THE BORROWER, AGENT OR LENDERS NOR ANY ASSIGNEE OR SUCCESSOR SHALL (1) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF THE FOREGOING OR (2) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY BORROWER AND AGENT AND LENDERS, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER AGENT NOR ANY LENDER NOR BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      Signed and sealed on the date first above written.

WITNESS:                                         LITCHFIELDFINANCIAL CORPORATION


                                                 By:  /s/ Heather A.Sica
---------------------------                         ----------------------------
                                                  Its:  Executive Vice President



                                                 BANKBOSTON, N.A., AS AGENT


                                                 By:  /s/ Thomas J. Morris
---------------------------                         ----------------------------
                                                  Its:  Vice President


                                                BANKBOSTON, N.A.


                                                By:  /s/ Thomas J. Morris
---------------------------                         ----------------------------
                                                  Its:  Vice President


                                                FLEET BANK-NH


/s/ Curtis W. Little Jr.                        By:  /s/ David Canedy
---------------------------                         ----------------------------
                                                  Its:  Vice President

                                                                  Exhibit 10.156

                                                         EXECUTION COPY






LITCHFIELD FINANCIAL CORPORATION


$20,000,000 IN AGGREGATE PRINCIPAL AMOUNT
OF
9.30% NOTES DUE MARCH 31, 2004







NOTE PURCHASE AGREEMENT



Dated as of April 7, 1997

TABLE OF CONTENTS


Page


SECTION 1.        ISSUANCE OF NOTES.  1
           ss.1.1   Authorization of Notes  1
           ss.1.2   Purchase and Sale of Notes  2
           ss.1.3   Use of Proceeds  2
           ss.1.4   Definitions, etc.  2

SECTION 2.        GENERAL REPRESENTATIONS AND WARRANTIES.  3
         ss.2.1   Capital Stock; Subsidiaries 3
         ss.2.2   Organization and Authority 3
         ss.2.3   Business 3
         ss.2.4   Financial Statements and Other Information;  Financial
                  Condition 4
         ss.2.5   No Material Adverse Change  5
         ss.2.6   Licenses, Registrations, etc.  5
         ss.2.7   Title to Properties; Leases  5
         ss.2.8   Compliance with Other Instruments, etc.  6
         ss.2.9   No Materially Adverse Contracts, etc.  6
         ss.2.10  Compliance with Law, etc.  7
         ss.2.11  Compliance with ERISA; Multiemployer Plans  7
         ss.2.12  Pending Litigation, etc.  8
         ss.2.13  Taxes  8
         ss.2.14  Holding Company Act; Investment Company Act  9
         ss.2.15 No Foreign Assets Control Regulation Violation 9 ss.2.16 No Margin Regulation Violation 10
         ss.2.17  Outstanding Securities 10
         ss.2.18  Corporate Proceedings 10
         ss.2.19  Consent, etc. 10
         ss.2.20  No Event of Default 11
         ss.2.21  Compliance with Environmental Laws 11
         ss.2.22  Validity of Agreement, Notes 12
         ss.2.23  Labor Relations 13
         ss.2.24  Broker's or Finder's Commissions 13
         ss.2.25  Insurance 13
         ss.2.26  Offerees 13
         ss.2.27  Solvency 13
         ss.2.28  Ranking 14
         ss.2.29  Full Disclosure 14

SECTION 3.        REPRESENTATIONS OF THE PURCHASERS. 15
         ss.3.1   Investment Intent, etc. 15
         ss.3.2   ERISA Representations 15

SECTION  4.       CONDITIONS OF OBLIGATION TO PURCHASE NOTES. 16
         ss.4.1   Opinion of Special Counsel for You 16
         ss.4.2   Opinions of Counsel for the Company 16
         ss.4.3   Performance of Obligations 17
         ss.4.4   Representations True; No Event of Default 17
         ss.4.5   Private Placement Number 17
         ss.4.6   Fees and Disbursements of Special Counsel for You 17
         ss.4.7   Legality 17
         ss.4.8   Consents and Approvals 17
         ss.4.9   Taxes. 18
         ss.4.10  Dissolution; No Merger or Change in Control 18
         ss.4.11  Funding Instructions 18
         ss.4.12  Changes of Law 18
         ss.4.13  Proceedings, Instruments, etc 18

SECTION 5.        EXPENSES. 18

SECTION 6.        CERTAIN SPECIAL RIGHTS. 20
         ss.6.1   Home Office Payment 20
         ss.6.2   Delivery Expenses 20
         ss.6.3   Issuance Taxes 20

SECTION 7.        NOTE PREPAYMENTS. 20
         ss.7.1   Required Prepayments. 20
         ss.7.2   Optional Prepayments with Premium 21
         ss.7.3   Mandatory Offer to Prepay in a Put Event 22
         ss.7.4   Notice of Determination of Make-Whole Amount 2
         ss.7.5   Partial Prepayment Pro Rata 24
         ss.7.6   Acquisition of Notes 24

SECTION 8.        REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES. 24
         ss.8.1   Registration 24
         ss.8.2   Exchange 24
         ss.8.3   Replacement 25

SECTION 9.        CERTAIN COVENANTS OF THE COMPANY. 25
         ss.9.1   Maintenance of Office 25
         ss.9.2   Corporate Existence 25
         ss.9.3   General Maintenance of Properties and Business,  etc 26
         ss.9.4   Notice of  Certain  Events and  Conditions  27
         ss.9.5   Inspection  27
         ss.9.6   Compliance with Law, etc 28
         ss.9.7   Payment of Taxes and Claims 28
         ss.9.8   ERISA 29
         ss.9.9   Transactions  with  Affiliates  29
         ss.9.10  Consolidation and Merger 29
         ss.9.11  Consolidated  Tangible Net Worth 30
         ss.9.12 Consolidated Net Earnings Available for Fixed Charges 30 ss.9.13 Limitations on Indebtedness 30
         ss.9.14  Limitation  on Restricted  Payments  31
         ss.9.15  Restricted  Investments  31
         ss.9.16  Liens 31
         ss.9.17  Restrictions  on  Distributions  and  Issuances  of Equity
                  Interests 32
         ss.9.18  Maintenance of Allowance for Loan Losses 32
         ss.9.19  Maintenance  of  Unencumbered  Assets to Total  Unsecured
                  Indebtedness  32
         ss.9.20  Limitation  on Gain on  Sales  of Loans 32
         ss.9.21  Repurchase of Notes 32
         ss.9.22  Tax  Consolidation 33
         ss.9.23  Environmental Law Compliance 33
         ss.9.24  Ranking 34

SECTION 10.       INFORMATION TO BE FURNISHED TO HOLDERS OF NOTES. 33
           ss.10.1  Financial Statements of the Company 33
           ss.10.2  Other Information 35
           ss.10.3  Officer's Certificates 37
           ss.10.4  Accountants' Certificates. 37

SECTION 11.       DEFAULTS AND REMEDIES. 38
           ss.11.1  Events of Default; Acceleration of Notes 38
           ss.11.2 Default Remedies 42 ss.11.3 Notice of Claimed Default 42 ss.11.4 Annulment of Acceleration of Notes 43

SECTION 12.       INTERPRETATION OF AGREEMENT AND NOTES. 43
           ss.12.1  Definitions 43
           ss.12.2  Directly or Indirectly 59
           ss.12.3  Accounting Terms 59
           ss.12.4  GOVERNING LAW 59
           ss.12.5  Independence of Covenants 59
           ss.12.6  Saturdays, Sundays, Holidays, etc. 60
           ss.12.7  Headings. 60

SECTION 13.       MISCELLANEOUS. 60
           ss.13.1  Notices 60
           ss.13.2  Survival 60
           ss.13.3  Successors  and  Assigns;   Transfer  of  Notes  61
           ss.13.4  Amendment   and   Waiver  61
           ss.13.5  Confidentiality   62
           ss.13.6  Indemnification  Against Claims,  etc. 62
           ss.13.7  Indemnity for Funds Availability   at  Closing  63
           ss.13.8  Counterparts   64
           ss.13.9  Reproduction  of Documents 64
           ss.13.10 Consent to  Jurisdiction  and Venue 64

SCHEDULE I  Purchaser of the Notes
SCHEDULE II Information to be Furnished to the Purchaser
SCHEDULE III-A Opinion of Special Counsel to the Purchaser
SCHEDULE III-B Opinion of Special Counsel to the Company

EXHIBIT A         Form of Note
EXHIBIT B         Form of Subordination Provisions

LITCHFIELD FINANCIAL CORPORATION
789 Main Road
Stamford, Vermont  05352

Telephone:  (802) 694-1200
Telecopier: (802) 694-1237


-----------------------

NOTE PURCHASE AGREEMENT

-----------------------



Dated as of April 7, 1997



To the Purchaser of the
Notes (as defined herein)
Named in Schedule I hereto

Ladies and Gentlemen:

     The undersigned, Litchfield Financial Corporation, a Massachusetts corporation, having its principal office at the address set forth above (said corporation, together with its permitted successors and assigns, being hereinafter called the "Company"), hereby agrees with you as follows:
                        -------

SECTION 1.  ISSUANCE OF NOTES.

     ss.1.1  Authorization of Notes. The Company has authorized the issuance and
             -----------------------
sale of up to $20,000,000 in aggregate principal amount of its 9.30% Notes, due March 31, 2004, substantially in the form annexed hereto as Exhibit A (the
                                                                  ---------
"Notes").  Each Note shall bear  interest  from the date thereof until such Note
 -----
shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 9.30% per annum, payable semi-annually on each March 31 and September 30 (each an "Interest Payment Date"), commencing September 30, 1997 and shall have a stated
 ---------------------
maturity of March 31, 2004. Interest on each Note shall be computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months. Each Note shall bear interest on any overdue principal, including any overdue payment or prepayment of principal and premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at the rate of two percent (2%) above the interest rate applicable to timely payments thereon. If the Company shall have paid or agreed to pay any interest or premium on any Note in excess of that permitted by law, then it is the express intent of the Company and the holder thereof that all excess amounts previously paid or to be paid by the Company be applied to reduce the principal balance of such Note, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder.

     ss.1.2 Purchase and Sale of Notes. In reliance on your  representations set
            ---------------------------
forth in Section 3 hereof, the Company agrees to sell to you, and upon and subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein, you agree to purchase from the Company, Notes in the aggregate principal amount specified opposite your name in Schedule I hereto at a purchase price equal to the principal amount thereof (the "Purchase Price"). The Notes are to be sold and delivered at one closing to be held on April 7, 1997 at 10:00 A.M., New York City time, or such other date and time as shall be agreed upon by you and the Company, and in any event not later than April 7, 1997 unless the parties hereto agree otherwise in writing (such date and time being hereinafter called the "Closing Date"), at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, Eighteenth Floor, New York, New York 10103. On the Closing Date, the Company will deliver to you one or more duly executed Notes dated the Closing Date, registered in your name or the name of your nominee and in the principal amount or amounts specified opposite your name in Schedule I hereto.

     If at the closing the Company shall fail to tender any of the Notes to you as provided above in this ss.1.2, or any of the conditions specified in Section 4 hereof shall not have been fulfilled to your satisfaction, at your election you shall be relieved of all obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such nonfulfillment.

     ss.1.3  Use of  Proceeds.  The  proceeds  of the  sale of the  Notes on the
             -----------------
Closing Date shall be used by the Company to originate loans, temporarily reduce borrowings under existing lines of credit with senior lenders of the Company and for general corporate purposes.

     ss.1.4  Definitions,  etc. Certain terms used in this Agreement are defined
             ------------------
in Section 12 hereof; references to a "Schedule" or "Exhibit" are, unless otherwise specified, to the Schedules and Exhibits attached to this Agreement. All of the Schedules and Exhibits attached to this Agreement are hereby incorporated by reference herein in their entirety.

SECTION 2.  GENERAL REPRESENTATIONS AND WARRANTIES.

     Prior to giving effect to the transactions contemplated herein, the Company hereby represents and warrants to you as follows:

     ss.2.1 Capital Stock; Subsidiaries. (a) The authorized capital stock of the
            ----------------------------
Company consists of 8,000,000 shares of common stock, par value $.01 per share, of which 5,444,731 shares are issued and outstanding and 1,000,000 shares of preferred stock, par value $.01 per share, none of which are outstanding. All such outstanding shares have been duly authorized, validly issued and are fully paid, nonassessable and free of preemptive rights. No shares of voting common stock or non-voting common stock are held in the treasury of the Company. There are no subscriptions, options, warrants or calls relating to the issuance by the Company of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument, other than as set forth in Part I of Item 2.1(a) of Schedule II hereto. There are no voting trusts
                                  -----------
or other agreements or understandings with respect to the voting of the capital stock of the Company.

     (b) The only Subsidiaries of the Company are as listed in Part 1 of Item 2.1(b) of Schedule II hereto. Part 1 of said Item 2.1(b) correctly sets forth as to each Subsidiary its name and jurisdiction of its formation.

      ss.2.2   Organization   and  Authority.   Each  of  the  Company  and  its
               ------------------------------
      Subsidiaries:

             (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (ii) has all requisite power and authority (corporate and other) to own and operate its properties and to conduct its business as currently conducted and as currently proposed to be conducted; and

            (iii) has duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify, either individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect.

     ss.2.3  Business.  (a) The  Private  Placement  Memorandum  distributed  in
             ---------
January 1997 and supplemented in March 1997 (the "Offering Memorandum") contains accurate descriptions of the general nature of the business of the Company and its Subsidiaries as presently conducted and the major properties owned or leased by the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries is presently engaged in any material line of business not disclosed in such documents, and none of them owns or leases any significant properties not so disclosed.

     (b) The address of the principal place of business and chief executive office of the Company is accurately set forth at the head of this Agreement.

     ss.2.4   Financial Statements and Other Information; Financial Condition.
              ----------------------------------------------------------------

(a) The Company has furnished to you complete and accurate copies of consolidated financial statements of the Company and its Subsidiaries for the Fiscal Year ended December 31, 1996, including the consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year and the consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such Fiscal Year (the financial statements of the Company and its Subsidiaries and other information referred to in this ss.2.4 being referred to as the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the respective periods, except as noted in the Offering Memorandum. The Financial Statements so provided are a complete copy of such Financial Statements and present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries as of such dates and the results of their operations and cash flows, as the case may be, for such periods. Neither the Company nor any of its Subsidiaries has any material obligation or liability, individually or in the aggregate, of the nature required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles that is not disclosed by the Financial Statements referred to above, except as noted in the Offering Memorandum. Item 2.4(a) of Schedule II hereto sets forth a complete and correct list of (i) all outstanding Indebtedness of the Company or any of its Subsidiaries in excess of $500,000, (ii) all bank facilities and revolving credit agreements the aggregate amount available under which is in excess of $500,000 and (iii) the aggregate amount of all other outstanding Indebtedness of the Company or any of its Subsidiaries.

     (b) The Company has furnished to you copies of certain forward-looking financial information for the Company and its Subsidiaries telecopied to you on February 5, 1997, consisting of projected financial statements of the Company and its Subsidiaries for each of the Fiscal Years ended December 31, 1997 through December 31, 1999, including forecasted balance sheets of the Company and its Subsidiaries as of the end of each such Fiscal Year and forecasted statements of income of the Company and its Subsidiaries for each such Fiscal Year (collectively, the "Projections"). The Projections have been prepared by the Company in good faith, based on assumptions which were reasonable when made; provided, however, that the Projections are subject to uncertainty inherent in all forward-looking statements, and there is no representation or warranty that the results reflected therein will in fact be achieved. No fact has come to the attention of the Company which causes it to believe that such assumptions are no longer reasonable.

     ss.2.5 No Material Adverse Change.  Since December 31, 1996, there has been
            ---------------------------
no material adverse change in the business, earnings, properties or condition (financial or other) of any of the Company and its Subsidiaries, taken as a whole. Since December 31, 1996, neither the Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid, made or set apart any sum or property for any Restricted Payment or agreed to do so, except as expressly disclosed in the Financial Statements.

     ss.2.6  Licenses,   Registrations,   etc.  Each  of  the  Company  and  its
             ---------------------------------
Subsidiaries owns or possesses, and holds free from burdensome restrictions or known material conflicts with the rights of others, all licenses, registrations, permits, copyrights, trademarks, service marks, trade names and patents, and all rights with respect to the foregoing, (collectively "Intellectual Property Rights"), necessary for the conduct of its business as now conducted and as proposed to be conducted, except to the extent that the failure to so own or possess any such Intellectual Property Right, either individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect.

     ss.2.7  Title  to  Properties;   Leases.   Each  of  the  Company  and  its
             --------------------------------
Subsidiaries has good and marketable title to all assets and properties reflected as being owned by it in the Financial Statements for the Fiscal Year ended December 31, 1996, as well as to all assets and properties acquired since said date (except property disposed of since said date in the ordinary course of business). Except for the Liens set forth on Item 2.7 of Schedule II hereto and Liens of the type described in clauses (a), (b) and (c) of the definition of "Permitted Liens" in ss.12.1 hereof, there are no Liens on any of such assets or properties. Each of the Company and its Subsidiaries has the right to, and does, enjoy peaceful and undisturbed possession under all material leases under which it is leasing property as a lessee. All such leases are valid, subsisting and in full force and effect, and none of such leases is in default, except where such default, either individually or in the aggregate, could not have a Material Adverse Effect.

     ss.2.8 Compliance with Other Instruments,  etc. Neither the Company nor any
            ----------------------------------------
of its Subsidiaries is: (a) in violation of its certificate of incorporation or bylaws; or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under, (i) any evidence of Indebtedness or any instrument or agreement under or pursuant to which any evidence of Indebtedness or other evidence of Indebtedness has been issued; or (ii) any other instrument or agreement to which it is a party or by which it is bound or any of its properties is affected. Neither the Company nor any of its Subsidiaries has defaulted in, nor has any of them failed to make at the time contemplated, payment of any dividends or any mandatory redemption payments of any preferred stock, distributions or any principal of, or premium or interest on, any Indebtedness. Neither the execution, delivery or performance of this Agreement, nor the offer, issuance, sale or delivery of the Notes by the Company nor the performance of the Notes by the Company does or will: (A) conflict with or violate the certificate of incorporation or bylaws; (B) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Company or any of its Subsidiaries pursuant to the terms of any evidence of Indebtedness, or any instrument or agreement under or pursuant to which any evidence of Indebtedness has been issued, or any other instrument or agreement referred to in this ss.2.8 to which the Company or any of its Subsidiaries is a party or by which it is bound; or (C) require the consent of, or other action by, any stockholder, trustee or any creditor of, any lessor to or any investor in, the Company or any of its Subsidiaries or any other non-governmental Person, which have not been obtained.

     ss.2.9 No Materially  Adverse  Contracts,  etc. (a) Neither the Company nor
            ----------------------------------------
any of its Subsidiaries is a party to or bound by (nor is any of their respective properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction, which, either individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect, or in the future would reasonably be likely to have a Material Adverse Effect.

     (b) Except as set forth in Item 2.9 of Schedule II, neither the Company nor
                                            -----------
any of its Subsidiaries is a party to any contract or agreement with any Affiliate the terms of which are not commercially reasonable or are less favorable to it than it would obtain in a comparable arm's length transaction with a Person other than an Affiliate.

     ss.2.10  Compliance with Law, etc. Each of the Company and its Subsidiaries
              -------------------------
is in full compliance with all laws and ordinances and all governmental rules and regulations to which it is subject, except to the extent that non-compliance therewith, either individually or in the aggregate, could not have a Material Adverse Effect. Neither the execution, delivery or performance of this Agreement, nor the offer, issuance, sale or delivery of the Notes by the Company or the performance of the Notes by the Company does or will cause the Company or any of its Subsidiaries to be in violation of any statute, law or ordinance or any judgment, decree, writ, injunction, order, award or other action of any court or governmental authority or arbitrator or any order, rule or regulation, of any federal, state, county, municipal or other governmental or public authority or agency.

     ss.2.11  Compliance  with  ERISA;  Multiemployer  Plans.  (a)  Neither  the
              -----------------------------------------------
execution and delivery of this Agreement by the Company, the offer, issuance, sale and delivery of the Notes by the Company, the acquisition of the Notes by you, the application by the Company of the proceeds of the sale of the Notes, nor the consummation of any of the other transactions contemplated by this Agreement will constitute a "prohibited transaction" (within the meaning of
                                -----------------------
Section 4975 of the Code or Section 406 of ERISA). The representation by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of the representations made by you in ss.3.2 hereof. The Company has delivered to you a complete and correct list of all Plans with respect to which the Company, any of its Subsidiaries or any ERISA Affiliate is a "party in
                                                                        --------
interest"  (within  the  meaning of Section  3(14) of ERISA) or with  respect to
--------
which its  securities are "employer  securities"  (within the meaning of Section
                           --------------------
407(d)(1) of ERISA).

     (b) Each Plan of each of the Company and its Subsidiaries is in compliance in all material respects with applicable provisions of ERISA, the Code and applicable foreign law. Each of the Company and its Subsidiaries has made all contributions to the Plans required to be made by it.

     (c) Except for liabilities to make contributions and to pay PBGC premiums and administrative costs, neither the Company nor any of its Subsidiaries has incurred any material liability to or on account of any Plan under applicable provisions of ERISA, the Code or applicable foreign law, and no condition exists which presents a material risk to the Company or any of its Subsidiaries of incurring any such liability.

     (d) None of the Plans is a Pension Plan or Multiemployer Plan, and none of the Company, any of its Subsidiaries or any ERISA Affiliate has maintained any Pension Plan or has contributed or been obligated to contribute to any Pension Plan or Multiemployer Plan at any time within the preceding six (6) years.

     ss.2.12 Pending Litigation,  etc. There is no action at law, suit in equity
             -------------------------
or other proceeding or investigation, including, without limitation, Metroplex Homesteads Inc., et al. v. Litchfield Financial Corporation, (whether or not purportedly on behalf of the Company or any of its Subsidiaries) in any court or by or before any other governmental or public authority or agency, or any arbitrator or arbitration panel pending or, to the best knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries or any of their respective properties that, either individually or in the aggregate, (a) would reasonably be likely to have a Material Adverse Effect or
(b) could question the validity or enforceability of this Agreement or the Notes. None of the Company and its Subsidiaries is in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.
Item 2.12 of Schedule II hereto sets forth a description of all material litigation in which the Company or any of its Subsidiaries is currently involved.

     ss.2.13 Taxes. All federal,  state and other tax returns of the Company and
             ------
each of its Subsidiaries required by law to be filed have been duly filed or a valid extension for such filing has been obtained, and all federal, state and other taxes, assessments, fees and other governmental charges upon the Company or any of its Subsidiaries or upon any of their properties, income or assets that are due and payable have been paid. No extensions of the time for the assessment of deficiencies have been granted by the Company. The Company does not know of any proposed, asserted or assessed tax deficiency against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to or bound by or obligated under any tax sharing or similar agreement. Except as set forth in Item 2.13 of Schedule II hereto, there are no Liens on any properties or assets of the Company or any of its Subsidiaries imposed or arising as a result of the delinquent payment or the non-payment of any tax, assessment, fee or other governmental charge. Federal income tax returns for the Company and each of its Subsidiaries have been audited by the Internal Revenue Service or the applicable statutes of limitation with respect to such obligations have expired for the Fiscal Year ended December 31, 1994 and all prior Fiscal Years; to the knowledge of the Company, no federal or state income tax return of the Company or any of its Subsidiaries is currently under audit by the Internal Revenue Service or any other taxing authority. None of the Company or any of its Subsidiaries (a) has assumed or is liable for any federal, state or other income tax liability of any other Person, including any predecessor corporation, as a result of any purchase of assets or other business acquisition transaction (other than a merger in which the Company or any Subsidiary was the surviving corporation or a consolidation) or (b) has indemnified any other Person or otherwise agreed to pay on behalf of any other Person any tax liability growing out of or which may be asserted on the basis of any tax treatment adopted with respect to all or any aspect of such a business acquisition transaction. The charges, accruals and reserves, if any, on the books of each of the Company and its Subsidiaries in respect of federal, state and local corporate franchise and income taxes for all fiscal periods to date are adequate and have been prepared in accordance with generally accepted accounting principles, and the Company knows of no additional unpaid assessments for such periods or of any basis therefore. There are no applicable taxes, fees or other governmental charges payable by the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Notes.

     ss.2.14  Holding  Company  Act;  Investment  Company  Act.  (a) Neither the
              -------------------------------------------------
Company nor any of its Subsidiaries is a "public utility company" or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; or a "public utility" within the meaning of the Federal Power Act, as amended.

     (b) Neither the Company nor any of its Subsidiaries is an "investment company" or an "affiliated person" of an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

     ss.2.15  No  Foreign  Assets  Control  Regulation  Violation.  None  of the
              ----------------------------------------------------
transactions contemplated by this Agreement will result in a violation of any of the foreign assets control regulations of the United States Treasury Department, 31 C.F.R., Subtitle B, Chapter V, as amended (including, without limitation, the Foreign Assets Control Regulations, the Regulations Prohibiting Transactions Involving the Shipment of Certain Merchandise Between Foreign Countries, the Cuban Assets Control Regulations, the Libyan Sanctions Regulations, the Iranian Assets Control Regulations, the Iranian Transactions Regulations, the Iraqi Sanctions Regulations, the Federal Republic of Yugoslavia (Serbia and Montenegro) and Bosnian Serb - Controlled Areas of the Republic of Bosnia and Herzegovina Sanctions Regulations and Unita (Angola) Sanctions Regulations contained in said Chapter V), or any ruling issued thereunder or any enabling legislation or Presidential Executive Order granting authority therefor, nor will the proceeds of the sale of the Notes be used by the Company in a manner that would violate any thereof.


     ss.2.16  No  Margin   Regulation   Violation.   None  of  the  transactions
              ------------------------------------
contemplated by this Agreement (including, without limitation, the direct or indirect use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation G (12 C.F.R., Part
207), as amended, Regulation T (12 C.F.R., Part 220), as amended, Regulation U (12 C.F.R., Part 221), as amended, and Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System. The assets of the Company do not include any "margin securities" within the meaning of such
                                 ------------------
Regulation G, and the Company does not have any present intention of acquiring any such margin securities.

     ss.2.17  Outstanding   Securities.   All  securities  (as  defined  in  the
              -------------------------
Securities Act) of each of the Company and its Subsidiaries have been offered, issued, sold and delivered in compliance with, or pursuant to exemptions from, all applicable federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities.

     ss.2.18 Corporate  Proceedings.  The Company has taken all corporate action
             -----------------------
necessary to be taken by it to authorize the execution and delivery of this Agreement, the offer, issuance, sale and delivery of the Notes and the performance of all obligations to be performed by it under this Agreement and the Notes.

     ss.2.19  Consent,  etc. Any prior consent,  approval or  authorization  of,
              --------------
registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency that is or will be required for the valid execution, delivery or performance of this Agreement by the Company or the valid offer, issuance, sale or delivery of the Notes or the performance of the Notes by the Company has been obtained. Each of the Company and its Subsidiaries has obtained all consents, approvals or authorizations of, made all declarations or filings with, and given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Company and its Subsidiaries of their respective businesses as now conducted or as proposed to be conducted, other than such consents, approvals, authorizations, declarations, filings and notices, which either individually or in the aggregate, could not have a Material Adverse Effect.

     ss.2.20 No Event of Default.  No event has occurred and is continuing,  and
             --------------------
no condition exists, that, if the Notes had been issued and were outstanding on the date hereof, would constitute a Default or an Event of Default.

     ss.2.21 Compliance with Environmental Laws. (a) Each of the Company and its
             -----------------------------------
Subsidiaries is, and will continue to be, in full compliance with all applicable federal, state and local environmental laws, regulations and ordinances governing its business, products, properties or assets with respect to all discharges into the ground and surface water, emissions into the ambient air and generation, accumulation, storage, treatment, transportation, labeling or disposal of waste materials or process by-products (collectively, "Environmental
                                                                   -------------
Laws") for which failure to comply,  either  individually  or in the  aggregate,
----
would reasonably be likely to have a Material Adverse Effect, and to the best knowledge of the Company, none of the Company and its Subsidiaries is liable for any penalties, fines or forfeitures for failure to comply with any of the foregoing. All licenses, permits or registrations required for the respective businesses of the Company and its Subsidiaries, as presently conducted and proposed to be conducted, under federal, state or local environmental laws, regulations or ordinances have been secured and each of the Company and its Subsidiaries is in compliance therewith, except to the extent that non-compliance, either individually or in the aggregate, could not have a Material Adverse Effect.

     (b) As used herein, the term "Hazardous  Material" shall mean any hazardous
                                   -------------------
or toxic substance, material, pollutant or waste which is regulated by any federal, state or local governmental authority, including, but not limited to, the following: hazardous substances as defined under the Comprehensive

Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss. 9601 et seq.; hazardous waste as defined under the Solid Waste Disposal Act, as amended, 42 U.S. C. ss. 6901 et seq.; air pollutants regulated under the
                                 ------
Clean Air Act as  amended,  42 U.S.C.  ss. 7401 et seq.;  pollutants  as defined
                                                ------
under the Clean Water Act, as amended, 33 U.S.C. ss. 1251 et seq.; any pesticide
                                                          ------
as defined by the Federal Insecticide, Fungicide, and Rodenticide Act, as amended, 7 U.S.C. ss. 136 et seq.; any hazardous chemical substance or mixture
                           ------
or imminently hazardous substance or mixture regulated by the Toxic Substances Control Act, as amended, 15 U.S.C. ss. 2601 et seq.; any substance listed in the
                                            ------
United States Department of Transportation Table at 49 CFR 172.101; any petroleum product, any explosives, any radioactive material and any asbestos containing material.

     (c) No release, emission or discharge of any Hazardous Material into the environment (including the soil, groundwater, surface water or waterways, and air) is presently occurring or has in the past occurred on or from any property owned, leased or operated by the Company or any of its Subsidiaries except pursuant to and in compliance with a federal, state or local permit, and except to the extent that liability therefor, either individually or in the aggregate, could not have a Material Adverse Effect.

     (d) No Hazardous Material is located or is suspected to be located in the soil, groundwater, surface water, or waterways at or under any property owned, leased or operated by the Company or any of its Subsidiaries in quantities or concentrations sufficient to require investigation, removal or remediation under the above-referenced Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any other federal, state or local law, the existence or liability for which, either individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect.

     (e) Neither the Company nor any of its Subsidiaries has ever (i) owned, occupied or operated a site or structure on or in which any Hazardous Material was or is stored, transported or disposed of; (ii) transported or arranged for the transportation of any Hazardous Material for recycling or disposal; (iii) caused or been held legally responsible for any release or threatened release of any Hazardous Material; (iv) received notification from any federal, state or other governmental authority of potential liability for any release or threatened release of Hazardous Material; or (v) been required to pay the costs or expenses incurred for the release or threatened release of any Hazardous Material, except to the extent that such action did not and, either individually or in the aggregate, could not have a Material Adverse Effect.

     ss.2.22 Validity of Agreement, Notes. This Agreement has been duly executed
             -----------------------------
and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Upon receipt by the Company of payment for the Notes, the Notes will be duly issued by the Company and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     ss.2.23 Labor Relations. Neither the Company nor any of its Subsidiaries is
             ----------------
engaged in any unfair labor practice which would reasonably be likely to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board which would reasonably be likely to have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or threatened; (b) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries; and (c) no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and no union organizing activities are taking place with respect to any thereof.

     ss.2.24 Broker's or Finder's Commissions. No broker's or finder's placement
             ---------------------------------
fee or commission will be payable by the Company with respect to the issuance, sale and delivery of the Notes or with respect to any of the transactions contemplated hereby.

     ss.2.25  Insurance.  The Company and its Subsidiaries have, with respect to
              ----------
the properties and businesses of the Company and its Subsidiaries, insurance of the types, with the insurers and in the amounts set forth in Item 2.25 of
Schedule II hereto, all of which satisfy the requirements of ss.9.3 hereof.

     ss.2.26 Offerees.  The Company represents that none of the Company,  any of
             ---------
its Subsidiaries, the Agent nor any other Person authorized by the Company to act as an agent, broker, dealer or otherwise in connection with the offering or sale of the Notes has, either directly or through any agent, offered any of the Notes or any similar securities for sale to, or solicited any offers to buy any thereof from, or otherwise approached or negotiated in respect thereof with, any Person or Persons other than you and not more than fifteen (15) other Institutional Investors. The Company agrees that neither it, nor any agent will on behalf of it, sell or offer any of the Notes or any similar securities to, or solicit offers to buy any thereof from, or otherwise approach or negotiate in respect thereof with, any other Person or Persons whomsoever, or take any other action, so as to bring the issuance and sale of any of the Notes within the provisions of Section 5 of the Securities Act or the provisions of any state securities law requiring registration of securities, notification of the issuance and sale thereof or confirmation of the availability of any exemption from registration thereof.

     ss.2.27  Solvency.  Each  of the  Company  and  its  Subsidiaries  is  and,
              ---------
immediately after giving effect to the issue and sale of the Notes and the consummation of the other transactions contemplated by this Agreement, will be, Solvent.

     For purposes of this ss.2.27,  the term "Solvent"  shall mean, with respect
                                              -------
     to any Person, that:

            (a) the assets of such Person, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person;

            (b) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it has sufficient cash flow to enable it to pay its debts as they mature;

            (c) such Person does not have an unreasonably small capital with which to engage in its anticipated business; and

            (d) the obligations of such Person, if any, are not in default as to principal and interest.

     For purposes of this  ss.2.27,  the "fair  valuation"  of the assets of any
                                          ---------------
Person shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

     ss.2.28 Ranking.  All obligations and liabilities of the Company under this
             --------
Agreement and the Notes will constitute direct, unconditional and general obligations of the Company and will rank in right of payment pari passu to all
                                                               ---- -----
other Indebtedness of the Company, except for such Indebtedness to the extent preferred as a result of being secured (but then only to the extent of such security).

     ss.2.29  Full  Disclosure.  This  Agreement,  the Offering  Memorandum  (as
              -----------------
updated by this Agreement, including all Exhibits and Schedules hereto and any other agreements or documents delivered on the Closing Date) reports and all financial statements referred to in ss.2.4 hereof, and those items previously delivered to you and set forth in Item 2.29 of Schedule II hereto, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading; provided, however, that no representation is made with respect to the projections contained in the Offering Memorandum. There is no fact known to the Company or any of its Subsidiaries that has not been disclosed to you in writing that (a) has a Material Adverse Effect or would reasonably be likely to have a Material Adverse Effect, or (b) adversely effects or would be reasonably likely to adversely affect the ability of the Company to perform its obligations under this Agreement or the Notes.

SECTION 3.  REPRESENTATIONS OF THE PURCHASERS.

     ss.3.1  Investment  Intent,  etc. You represent that you are purchasing the
             -------------------------
Notes to be purchased by you hereunder on the Closing Date without a view to the distribution of such Notes, but subject, nevertheless, to the disposition of all of your assets (including, without limitation, the Notes) being at all times within your control to the fullest extent required by any applicable law including, without limitation, applicable insurance law. The Company and you each acknowledge that each of the Notes are securities (as defined in the Securities Act and the Exchange Act).

     ss.3.2  ERISA  Representations.  You  represent  that,  with respect to the
             -----------------------
source of funds to be used by you to purchase the Notes (the "Source"):
                                                              ------

            (a) you are an insurance company and either (i) the Source is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60) and there is no "employee benefit plan" (within the meaning of Section 3(3) of ERISA) or "plan" (within the meaning of Section 4975(e)(1) of the Code), treating as a single plan all plans maintained by the same employer (or its "affiliates" as defined in PTCE 95-60 ss. V(a)(1)) or employee organization
                                ----
     (each,  a "Plan"),  with  respect to which (A) the amount of  reserves  and
                ----
     liabilities, as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Statement"), for all general account contracts held by or on
           ---------------
     behalf of such Plan exceeds (B) ten percent (10%) of the total reserves and liabilities of such general account (excluding separate account liabilities), plus surplus as set forth in the NAIC Statement filed with your state of domicile; (ii) the Source is a "governmental plan" (within the meaning of Section 3(32) of ERISA); (iii) the Source is an "insurance company pooled separate account" (within the meaning of PTCE 90-1) and you have identified in writing to the Company each Plan whose assets in such pooled separate account exceed 10% of the total assets in that account;
     (iv) the Source is an "investment fund" (within the meaning of Part V(b) of PTCE 84-14) managed by an identified "qualified professional asset manager" (within the meaning of Part V(a) of PTCE 84-14); or (v) the Source is a specific Plan and you have provided in writing to the Company complete and accurate information as to the identity of that Plan; or

            (b) you are an entity other than an insurance company and either (i) the Source is not a Plan or an entity whose underlying assets include "plan assets" by reason of the investment in the entity by a Plan and the application of the Department of Labor's "plan asset regulations," 29 C.F.R. ss. 2510.3-101 (1995); (ii) the Source is a "governmental plan" (within the meaning of Section 3(32) of ERISA); (iii) the Source is a "collective investment fund maintained by a bank" (within the meaning of PTCE 91-38) and you have identified in writing to the Company each Plan whose assets in such bank collective investment fund exceed ten percent (10%) of the total assets in that fund; (iv) the Source is an "investment fund" (within the meaning of Part V(b) of PTCE 84-14) managed by an identified "qualified professional asset manager" (within the meaning of Part V(a) of PTCE 84-14); or (v) the Source is a specific Plan and you have provided in writing to the Company complete and accurate information as to the identity of that Plan.

SECTION  4. CONDITIONS OF OBLIGATION TO PURCHASE NOTES.

     Your obligation to purchase and pay for the Notes to be purchased by you hereunder on the Closing Date shall be subject to the satisfaction, prior to or concurrently with such purchase and payment, of the following conditions:

     ss.4.1  Opinion of Special  Counsel for You. You shall have  received  from
             ------------------------------------
Orrick, Herrington & Sutcliffe LLP, who are acting as special counsel for you in connection with the transactions contemplated by this Agreement ("Special
                                                                         -------
Counsel"),  an opinion, dated the Closing Date, in form and substance reasonably
-------
satisfactory to you, to the effect set forth in Schedule III-A hereto.
                                                --------------

     ss.4.2  Opinions of Counsel for the Company.  You shall have  received from
             ------------------------------------
Hutchins, Wheeler & Dittmar, A Professional Corporation, special counsel for the Company, an opinion, dated the Closing Date, in form and substance satisfactory to you and your Special Counsel, to the effect set forth in Schedule III-B
                                                                 ---------------
hereto. The Company hereby covenants and agrees to instruct such counsel to prepare and deliver to you pursuant to this ss.4.2 its opinion referred to above.

     ss.4.3 Performance of Obligations.  The Company shall have performed all of
            ---------------------------
its obligations to be performed hereunder prior to or on the Closing Date, and you shall have received an Officer's Certificate of the Company, dated the Closing Date, to such effect.

     ss.4.4  Representations  True; No Event of Default. The representations and
             -------------------------------------------
warranties of the Company contained herein shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date. There shall exist on the Closing Date no Event of Default or Default, assuming for this purpose that the Notes had been outstanding at all times from and after the date hereof. You shall have received an Officer's Certificate of the Company, dated the Closing Date, to the effect of each of the foregoing sentences.

     ss.4.5  Private  Placement  Number.  The CUSIP Service Bureau of Standard &
             ---------------------------
Poor's Ratings Group, a division of McGraw-Hill, shall have assigned to the Notes a private placement number, and evidence thereof shall have been delivered to you and your Special Counsel.

     ss.4.6 Fees and  Disbursements  of Special  Counsel for You.  Your  Special
            -----------------------------------------------------
Counsel shall have received payment by wire transfer of the invoice rendered for its fees and disbursements posted through the date of such invoice (with the understanding that a supplemental statement for fees and disbursements subsequently posted is to be rendered at a later date) in connection with your purchase of the Notes hereunder.

     ss.4.7  Legality.  The Notes shall  qualify as a legal  investment  for you
             ---------
under all applicable laws of any jurisdiction to which you are subject (without reference to any so-called "basket clause" of any such law or any clause that imposes limitations on particular investments, whether in the aggregate or individually), and the Company shall have delivered to you any evidence thereof which you or your Special Counsel may reasonably request.

     ss.4.8  Consents and Approvals.  The Company shall have delivered to you an
             -----------------------
Officer's Certificate, dated the Closing Date, certifying that any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in ss.2.19 hereof, have been obtained or made and are in full force and effect.

     ss.4.9 Taxes. Any taxes,  fees and other charges due in connection with the
            ------
issuance and sale of the Notes shall have been paid in full by the Company.

     ss.4.10 Dissolution;  No Merger or Change in Control. The Company shall not
             ---------------------------------------------
have dissolved nor shall the Company have consolidated or merged with, been wound up into or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to, any Person.

     ss.4.11 Funding  Instructions.  At least two (2) Business Days prior to the
             ----------------------
Closing Date, you shall have received written payment instructions addressed to you and executed by an authorized officer of the Company setting forth the Purchase Price of the Notes to be purchased by you on the Closing Date and directing the manner of payment of such Purchase Price by setting forth (a) the name of the bank to which such payment is to be made (the "Transferee Bank"),
(b) the ABA number of the Transferee Bank, (c) the account name and number at the Transferee Bank into which the Purchase Price for the Notes is to be deposited and (d) the name and telephone number of the account representative at the Transferee Bank responsible for verifying receipt of such funds.

     ss.4.12  Changes of Law.  There  shall have  occurred  no change in any law
              ---------------
which would reasonably be likely to have a Material Adverse Effect.

     ss.4.13 Proceedings, Instruments, etc. All proceedings and actions taken on
             ------------------------------
or prior to the Closing Date in connection with the transactions contemplated by this Agreement and all instruments incident thereto shall be in form and substance satisfactory to you and your Special Counsel, and you and your special counsel shall have received copies of all documents that you or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Agreement, in form and substance satisfactory to you and your Special Counsel).

     ss.4.14  Release of Liens.  The First  National  Bank of Boston  shall have
              -----------------
released the lien on the Company's assets pursuant to the Loan and Security Agreement dated March 31, 1995 between The First National Bank of Boston and the Company.

SECTION 5.  EXPENSES.

     Whether or not the Notes shall be sold or this Agreement shall be terminated, the Company agrees to pay, and to hold you harmless against liability for, all costs and expenses relating to this Agreement, any other documents prepared in connection herewith and the Notes and to any modification, amendment, alteration or enforcement of this Agreement, any additional documents prepared in connection herewith, the Notes or any agreement or instrument contemplated hereby (whether or not the same shall have come into effect), including, without limitation:

            (a) the cost of preparing and reproducing this Agreement, any other documents prepared in connection herewith, the Notes and every instrument of modification, amendment or alteration hereof or thereof;

            (b) the fees and disbursements of Special Counsel for you (including local counsel, if any), which fees and disbursements the Company will pay on the Closing Date to the extent reflected on any invoices delivered on or prior to such date, and of all counsel for the Company;

            (c) the cost of delivering to your home office, to your depository or as you may otherwise instruct in writing, insured to your reasonable satisfaction, the Notes purchased by you on the Closing Date;

            (d) all costs and expenses (including, without limitation, legal fees of special counsel and any disbursements and other out-of-pocket expenses) relating to any modifications, amendments, waivers or consents involving the provisions of this Agreement, any other documents prepared in connection herewith, or the Notes or relating to the enforcement of this Agreement, any other documents prepared in connection herewith or the Notes; provided, that, the Company shall not be required to pay legal fees for any in-house counsel;

            (e) all costs and expenses (including, without limitation, legal fees of special counsel and investment advisor fees and any disbursements and other out-of-pocket expenses) relating to any Default or Event of Default or during any workout or restructuring;

            (f) the broker's or finder's fees of any Person in connection with the sale of the Notes; and

            (g) the fees of the CUSIP Service Bureau of Standard & Poor's Ratings Group required to be paid in connection with the assignment of a private placement number by it with respect to the Notes.

The obligations of the Company under this Section 5 shall survive the payment or prepayment of the Notes and the termination of this Agreement.

SECTION 6.  CERTAIN SPECIAL RIGHTS.

     ss.6.1 Home Office Payment.  Notwithstanding  any provision to the contrary
            --------------------
in this Agreement or the Notes, the Company will punctually pay in immediately available funds by 11:00 A.M. New York City time, on the date payment is due all amounts payable to you with respect to any Notes held by you or your nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address for such purpose specified below your name in Schedule I hereto, or at any other address as you
                              ----------
may from time to time direct in writing. You agree that, as promptly as practicable after the payment or prepayment in whole of any Note held by you or your nominee and receipt by you of a written request from the Company to surrender such Note to the Company for cancellation, you will surrender such Note at the office of the Company maintained pursuant to ss.9.1 hereof. You agree that if you sell, assign or transfer any Note, you will, prior to any such sale, assignment or transfer, make a proper notation thereon of the amount of principal paid thereon as of the date of such sale, assignment or transfer.

     ss.6.2  Delivery  Expenses.  If you shall surrender any Note to the Company
             -------------------
pursuant to this Agreement, or if the Company shall issue any new Note pursuant to this Agreement, the Company will pay all reasonable costs and expenses of delivery of the surrendered Note and any Note or Notes issued in exchange or replacement for, or on registration of transfer of, the surrendered Note or any such new Note, as the case may be, in each case insured to your reasonable satisfaction. The obligations of the Company under this ss.6.2 shall survive the payment or prepayment of the Notes and the termination of this Agreement.

     ss.6.3  Issuance  Taxes.  The Company will pay all taxes in connection with
             ----------------
the execution and delivery of this Agreement, the issuance and sale of the Notes by the Company, and any modification of this Agreement or the Notes issued by it, and will save you and any subsequent holder of the Notes harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by you by reason of any reimbursement by the Company of any such taxes paid by you) with respect to all such taxes. The obligations of the Company under this ss.6.3 shall survive the payment or prepayment of the Notes and the termination of this Agreement.

SECTION 7.  NOTE PREPAYMENTS.

     ss.7.1 Required  Prepayments.  The Company shall,  without notice,  prepay,
            ----------------------
without premium, on March 31, 2001 Notes in an aggregate principal amount of $7,500,000 million and on each March 31, thereafter until and including March 31, 2003, Notes in an aggregate principal amount of $6,000,000 million and will pay at maturity Notes in an aggregate principal amount of $500,000 (or such lesser principal amount as may then be outstanding), together, in each case, with interest accrued on the amount to be prepaid or paid to the date of prepayment or payment. Except as otherwise provided in this Agreement, no payments of principal of the Notes are required prior to March 31, 2001. Any amounts prepaid pursuant to ss.7.2 hereof shall be applied in an inverse order of maturity to reduce each of the then remaining prepayments required under this ss.7.1 and the payment of the Notes required at maturity and any amounts prepaid pursuant to ss.7.3 hereof shall be applied pro rata to reduce each of the then remaining prepayments required under this ss.7.1 and the payment of the Notes required at maturity. Notwithstanding anything contained in this ss.7.1, on the maturity date of the Notes, the full principal amount of the Notes then outstanding, if any, together with accrued interest thereon, shall be due and payable.

     ss.7.2 Optional Prepayments with Premium. (a) Upon the terms and subject to
            ----------------------------------
the conditions hereinafter set forth, the Company, at its option, upon notice as provided in ss.ss.7.2(b) and 7.4 hereof, may prepay the Notes beginning one year after the Closing Date either in whole or from time to time in any part (but if in part, then in units of $5,000,000 or integral multiples of $100,000 in excess thereof), at a prepayment price equal to the aggregate principal amount of the Notes so to be prepaid, plus interest accrued on the amount to be prepaid to the date fixed for prepayment, plus a premium equal to the Make-Whole Amount.

     (b) Notice of any prepayment of Notes pursuant to this ss.7.2 shall be given to each holder of the Notes not less than thirty (30) nor more than sixty
(60) days before the date fixed for prepayment (the "Optional  Prepayment Date")
                                                     -------------------------
and shall be accompanied by an Officer's Certificate of the Company certifying as to: (i) the Optional Prepayment Date; (ii) the aggregate principal amount of the Notes to be prepaid on such Optional Prepayment Date; (iii) the aggregate principal amount of the Notes and the principal amount of each such Note held by such holder to be prepaid; (iv) the aggregate amount of accrued interest applicable to such prepayment; and (v) the aggregate amount of the premium (if any) that the Company would be required to pay if such prepayment were made on the date notice is being given under this ss.7.2, together with the detailed calculations used in determining the amount of such premium (which calculations shall be provided whether or not a premium is calculated to be due and payable). In addition, the Company shall subsequently provide notice of the final determination of any Make-Whole Amount as required by ss.7.3 hereof. Any notice of prepayment pursuant to this ss.7.2 having been so given, the aggregate principal amount of Notes specified in such notice, together with the premium, if any, and accrued interest thereon, shall become due and payable on such Optional Prepayment Date.

     ss.7.3   Mandatory Offer to Prepay in a Put Event.
              -----------------------------------------

     (a) In the event of the occurrence of a Put Event (as defined in ss.7.3(d) hereof), the Company shall (i) deliver to each holder of a Note a ss.7.3 Notice and Offer to Prepay pursuant to ss.7.3(b) hereof and (ii) unless such holder declines prepayment as to one or more Notes it holds by delivering a ss.7.3(c) Response pursuant to ss.7.3(c) hereof, prepay all, but not less than all, of the Notes held by such holder as to which prepayment is not declined, as hereinafter provided. Any prepayment of Notes pursuant to this ss.7.3 shall be made at a prepayment price (the "Special Prepayment Price") equal to 101% of the par value of the Notes to be prepaid, together with interest accrued thereon to the date of prepayment.

     (b) On a date more than thirty (30) days and not more than sixty (60) days following the occurrence of a Put Event, the Company shall give written notice to each Noteholder of the occurrence thereof and of such holder's right to elect to be prepaid hereunder arising as a result thereof (a "ss.7.3 Notice and Offer
                                                         -----------------------
to Prepay").  Such ss.7.3 Notice and Offer to Prepay shall state:  (i) that such
---------
notice is delivered pursuant to this ss.7.3(b); (ii) the date of and a description of the circumstances surrounding such Put Event; (iii) the date by which a Noteholder must deliver a ss.7.3(c) Response pursuant to ss.7.3(c) hereof in order to decline prepayment; and (iv) the date on which the Company will prepay the Notes held by such Noteholder if the Noteholder does not deliver a ss.7.3(c) Response pursuant to ss.7.3(c) hereof, which prepayment date shall be a Business Day not more than twenty-five (25) days after the date on which such ss.7.3 Notice and Offer to Prepay is delivered by the Company (the "ss.7.3
                                                                          ------
Special  Prepayment Date"). No failure by the Company to deliver a ss.7.3 Notice
------------------------
and Offer to Prepay to any Noteholder shall limit such Noteholder's right to exercise such election. In the event that the Company fails to deliver a ss.7.3 Notice and Offer to Prepay to any Noteholder within sixty (60) days after the occurrence of the Put Event, such Noteholder shall be deemed for the purposes of this ss.7.3 to have received such ss.7.3 Notice and Offer to Prepay on the earlier of (i) date on which it first obtains actual knowledge of a Put Event or
(ii) the date which is sixty (60) days after the occurrence of such Put Event and the ss.7.3 Special Prepayment Date shall be deemed to be the fifteenth
(15th) Business Day following such date. Unless such Noteholder delivers a ss.7.3(c) Response pursuant to ss.7.3(c) hereof, the Company shall prepay the Notes held by such Noteholder on the deemed ss.7.3 Special Prepayment Date.

     (c) To decline  prepayment  pursuant  to this  ss.7.3 of one or more of the
Notes held by it, a Noteholder shall deliver to the Company, such holder's notice that it declines prepayment pursuant to this ss.7.3 with respect to the Notes designated therein (a "ss.7.3(c) Response "). Such ss.7.3(c) Response
                               -------------------
shall be delivered to the Company (i) on or before the fifteenth (15th) day prior to the ss.7.3 Special Prepayment Date designated in the ss.7.3 Notice and Offer to Prepay or (ii) at any time on or prior to the deemed ss.7.3 Special Prepayment Date if the Company fails to delivery a ss.7.3 Notice and Offer to Prepay. The ss.7.3(c) Response shall set forth the name of such holder and the statement that it declines prepayment pursuant to this ss.7.3 with respect to the Notes designated therein. Promptly and in any event within two (2) Business Days after receipt of a Noteholder's ss.7.3(c) Response, the Company shall, by written notice to such Noteholder, acknowledge receipt thereof. If the Company has delivered a ss.7.3 Notice and Offer to Prepay to each Noteholder and, on or prior to the fifteenth (15th) day prior to the ss.7.3 Special Prepayment Date, the Company shall not have received a ss.7.3(c) Response from a Noteholder (or shall have received a ss.7.3(c) Response with respect to some but not all the Notes held by such Noteholder), (i) the Company shall promptly, but in any case within one Business Day after the expiration of such 15-day period, deliver written notice to such Noteholder that all of the Notes held by such Noteholder (or all of the Notes held by such Noteholder with respect to which such Noteholder shall not have declined prepayment in such Noteholder's ss.7.3(c) Response) will be prepaid pursuant to this ss.7.3 on the ss.7.3 Special Prepayment Date and (ii) the Special Prepayment Price shall become due and payable on the ss.7.3 Special Prepayment Date.

     (d) For  purposes of this  ss.7.3,  a "Put  Event"  shall be deemed to have
                                            ----------
occurred if any two (2) or more of the five (5) Key Persons cease to be employed by the Company (other than, in the case of Mr. Greenholtz, upon his retirement, so long as he is replaced within forty-five days of the date he retires) with management responsibilities substantially comparable to their responsibilities at the Closing Date (or, in the case of any person substituted as a Key Person, with management responsibilities substantially comparable to his or her responsibilities as of the date so substituted in accordance with the definition of "Key Person"), unless (i) after taking into account the substitution of one or more new Key Persons for the departing Key Persons, at least four (4) Key Persons continue to be employed by the Company with the applicable management responsibilities, or (ii) the Required Noteholders shall have agreed in writing that, notwithstanding the departure of such Key Persons, a Put Event shall not have occurred.

     ss.7.4 Notice of  Determination  of Make-Whole  Amount.  Additional  notice
            ------------------------------------------------
shall be given in the case of any prepayment pursuant to ss.7.2 hereof or any acceleration pursuant to ss.11.1 hereof promptly upon the Company becoming able to calculate the premium, if any, that the Company shall be required to pay in connection with such prepayment or acceleration, but in no event less than five
(5) days prior to the appropriate prepayment date or payment date, and shall be accompanied by an Officer's Certificate certifying the premium, if any, and setting forth the calculation thereof that the Company is required to pay in connection with such prepayment or acceleration and certifying that the amount of such premium was calculated in accordance with the provisions of ss.7.2 or ss.11.1 hereof, as the case may be, the definition of the term "Make-Whole Amount" in ss.12.1 hereof and the other defined terms used in such definition. Any Noteholder shall have the right to contest the methodology or the arithmetic accuracy of any calculation of any premium calculated by the Company pursuant to the provisions of this Agreement or any prepayment received by any Noteholder pursuant to such provisions of this Section 7 or in connection with any acceleration pursuant to the provisions of ss.11.1 hereof by delivering written notice to the Company setting forth such Noteholder's objection. Within five (5) days of receipt by the Company of such notice, the Company shall respond to such objection and shall notify each Noteholder of the nature of such objection and of the Company's response thereto. Any adjustment to the premium as a result of such objection and response shall be made to each Noteholder in proportion to the amount prepaid or to be prepaid to such Noteholder. The acceptance by any Noteholder of any prepayment shall not be deemed to be a waiver by such Noteholder or the Company of any rights to contest the amount of such prepayment hereunder.

     ss.7.5 Partial Prepayment Pro Rata. The aggregate  principal amount of each
            ----------------------------
partial prepayment of Notes pursuant to ss.7.1 or ss.7.2 hereof shall be allocated among the holders of the Notes in proportion, as nearly as practicable, to the respective unpaid principal amounts of such Notes then held thereby, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion.

     ss.7.6  Acquisition of Notes. The Company will not, and will not permit any
             ---------------------
Subsidiary or Affiliate to, purchase, prepay, redeem or otherwise acquire any Note except as expressly permitted by the terms hereof and of such Note.

SECTION 8.  REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES.

     ss.8.1  Registration.  The Notes  issuable  under this  Agreement  shall be
             -------------
registered notes. The Company will keep, at its office required to be maintained pursuant to ss.9.1 hereof, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

     ss.8.2 Exchange. The holder of any Note, at its option, may in person or by
            ---------
duly authorized attorney surrender the same for exchange at the office maintained pursuant to ss.9.1 hereof, and promptly thereafter and at the Company's expense, except as provided below, receive in exchange therefor one or more new Note or Notes of the same Series, each in the denomination requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Subject to ss.9.1 hereof, the Company may require payment of a sum sufficient to cover any stamp or other tax or governmental charge imposed in respect of any transfer involved in such exchange.

     ss.8.3  Replacement.  Upon  receipt by the Company of  evidence  reasonably
             ------------
satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; provided, however, that if the holder of such Note is the original purchaser of the Note listed on Schedule I hereto or any Affiliate or nominee thereof or any Institutional Investor or any nominee thereof, its own unsecured agreement of indemnity shall be deemed to be satisfactory; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

SECTION 9.  CERTAIN COVENANTS OF THE COMPANY.

     The Company covenants and agrees that so long as any of the Notes shall remain outstanding:

     ss.9.1  Maintenance  of Office.  The  Company  will  maintain at the office
             -----------------------
located at the address for notices to the Company provided in ss.13.1 hereof an office where notices, presentations and demands in respect of this Agreement and the Notes may be given to and made upon it; provided, however, that the Company
                                            --------   -------
may, upon fifteen (15) Business Days' prior written notice to the holders of the Notes, move such office to any other location within the continental boundaries of the United States. The Company hereby agrees that it will pay, and will save any Noteholder harmless against liability for, any stamp or other tax or governmental charge imposed in respect of any transfer of a Note resulting from such change in office; and said obligation of the Company shall survive the payment or prepayment of the Notes and the termination of this Agreement.

     ss.9.2  Corporate   Existence.   The  Company  will,  and  will  cause  its
             ----------------------
Subsidiaries to, take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation, and will not liquidate or dissolve and will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, to do business as a foreign corporation, as the case may be, in the jurisdictions in which the conduct of its business or the ownership or leasing of its properties requires such qualification provided, however, that this ss.9.2 shall not be deemed to prohibit any
--------   -------
transaction permitted by ss.9.10 hereof and shall not be deemed to prohibit the dissolution or liquidation of any Subsidiary which is immaterial to the operations or financial condition of the Company and its Subsidiaries, taken as a whole.

      ss.9.3  General  Maintenance  of  Properties  and  Business,  etc. (a) The
              ----------------------------------------------------------
Company will, and will cause its Subsidiaries to:

                    (i) maintain or cause to be maintained in good repair, working order and condition, usual wear and tear excepted, all properties used or useful in its business and make all reasonable and necessary renewals, replacements, additions, betterments and improvements thereof and thereto, so that the business carried on in connection therewith may be conducted in the ordinary course at all times;

                   (ii) maintain or cause to be maintained, with financially sound insurers of nationally recognized stature and responsibility, insurance with respect to its property and business of such a nature, with such terms and in such amounts, as a prudent person would maintain with respect to similar properties and a similar business, and, in any event, will maintain insurance on all its property of a character usually insured by Persons engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons, and carry or cause to be carried, with such insurers in customary amounts, such other insurance, including public liability insurance, as is usually carried by Persons engaged in the same or a similar business similarly situated; provided, however, that all
                                                   --------   -------
            insurance maintained pursuant to this clause (ii) shall be carried in amounts sufficient to prevent it from incurring liability as a co-insurer under law or the terms of the applicable policy or policies;

                  (iii) keep proper books of record and accounts in which entries will be made of its business transactions in accordance with and to the extent required by generally accepted accounting principles; and

                   (iv) set aside on its books from its earnings for each Fiscal
            Year, in amounts deemed adequate in the reasonable opinion of the Company, all proper accruals and reserves that, in accordance with generally accepted accounting principles, should be set aside from such earnings in connection with its business, including reserves for depreciation, obsolescence and/or amortization, third-party insurance payment and claims and accruals for taxes based on or measured by income or profits and for all other taxes.

            (b) Neither the Company nor any Subsidiary will engage in any line of business other than (i) providing financing for consumer debt to individuals with credit characteristics substantially similar to those of the Company's historic consumer base, (ii) providing financing to lenders and to developers secured by loans to individuals described in clause (i), (iii) providing financing to developers for the acquisition and development of property for resale and (iv) any related business of the same general type.

            (c) Neither the Company nor any Subsidiary will apply underwriting criteria in evaluating prospective loans which are materially less stringent than those used by the Company on the Closing Date.

     ss.9.4  Notice of Certain  Events and  Conditions.  The  Company  will give
             ------------------------------------------
prompt written notice to each Noteholder of any event of default (including, without limitation, any Event of Default) or any event which with notice or lapse of time or both would constitute an event of default (including, without limitation, any Default) under any evidence or evidences of Indebtedness (including the Notes) in an aggregate principal amount of $1,000,000 or more of the Company and/or any Subsidiary or under any indenture, mortgage or other agreement or instrument relating to any such evidence of Indebtedness (including this Agreement) or under any other agreement or instrument relating to preferred stock (or comparable equity interest) of the Company or any Subsidiary or under any material lease for or in respect of which the Company or any Subsidiary may be liable.

     ss.9.5  Inspection.  The Company and its Subsidiaries  each will permit the
             -----------
Required Noteholders, by their representative, agent or attorney, to examine all books of account, records, reports and other papers of it, to make copies and take extracts from any thereof, to discuss the affairs, finances and accounts of it with its officers and independent certified public accountants (and by this provision the Company hereby authorizes said accountants to discuss with any such holders the finances and accounts of the Company and its Subsidiaries; provided that representatives of the Company shall be present at any such meeting with the accountants unless an Event of Default shall have occurred and be continuing) and to visit and inspect, at reasonable times during normal business hours and following reasonable notice, the properties of the Company and its Subsidiaries. Each such inspection shall be made during the continuance of a Default or an Event of Default (in which event, the expense of such inspection shall be borne by the Company). Notwithstanding the foregoing sentence, it is understood and agreed by the Company that all expenses in connection with any such inspection incurred by the Company or any Subsidiary, any officers and employees thereof and the attorneys and independent certified public accountants therefor shall be expenses payable by the Company and shall not be expenses of the Person making the inspection. Prior to the occurrence of an Event of Default, inspections pursuant to this Section 9.5 shall not exceed two per calendar year.

     ss.9.6  Compliance  with Law, etc.  Neither the Company nor any  Subsidiary
             --------------------------
will (a) violate any laws, ordinances or governmental rules or regulations to which it is or may become subject, the violation of which could, in the aggregate, have a Material Adverse Effect or (b) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, except where the failure so to obtain or maintain the foregoing, either individually or in the aggregate, could not have a Material Adverse Effect.

      ss.9.7 Payment of Taxes and Claims.  The Company and its Subsidiaries each
             ----------------------------
will pay and discharge promptly when due:

            (a) all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties, before the same shall become delinquent; and

            (b) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other similar Persons for labor, materials, supplies and rentals that, if unpaid, might by law become a Lien (other than a Permitted Lien) upon any of its property;

provided,  however,  that no amount due with respect to clause (a) or clause (b)
--------   -------
above need be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as (i) adequate reserves shall have been established and maintained in accordance with generally accepted accounting principles with respect thereto, (ii) title of the Company or any Subsidiary, as the case may be, to the particular property shall not be divested thereby, and (iii) the right of the Company or such Subsidiary to use the particular property shall not be materially adversely affected thereby. The Company and its Subsidiaries each will file within the period prescribed by applicable law and regulations (including any extensions legally provided for and validly obtained) all federal, state and local tax returns and all other tax reports as required by applicable law.

     ss.9.8  ERISA.  (a) Each of the  Company,  its  Subsidiaries  and the ERISA
             ------
Affiliates  will take all  actions  and  fulfill  all  conditions  necessary  to maintain any and all Plans in substantial compliance with applicable requirements of ERISA, the Code and applicable foreign law until such Plans are terminated, and the liabilities thereof discharged, in accordance with applicable law.

     (b) No domestic Pension Plan will incur any "accumulated funding deficiency" (within the meaning of Section 412(a) of the Code), and no foreign Pension Plan will be in violation of any funding requirement imposed by applicable foreign law, which deficiency or violation would reasonably be likely to have a Material Adverse Effect.

     ss.9.9 Transactions with Affiliates. Neither the Company nor any Subsidiary
            -----------------------------
will enter into any transaction (including, without limitation, the purchase, sale or exchange of property, the rendering of any services or the payment of management fees) with any Affiliate, except in the ordinary course of, and pursuant to the reasonable requirements of, its business, and in good faith and upon commercially reasonable terms that are no less favorable to it than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

     ss.9.10  Consolidation  and Merger.  Neither the Company nor any Subsidiary
              --------------------------
will merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it except:

            (a) the  Company  may  permit any Person to merge into it so long as
     (i) the Company shall be the surviving entity, and (ii) immediately before and after giving effect to the transaction, no Default or Event of Default shall exist; and

            (b) the Company may merge into or consolidate with any other corporation so long as (i) the corporation which survives such merger or results from such consolidation (the "surviving corporation") shall be organized under the laws of the United States of America or a jurisdiction thereof; (ii) the surviving corporation shall assume, by an instrument reasonably satisfactory in form and substance to the Required Noteholders, the obligations of the Company under the Notes and this Agreement; (iii) immediately before and after giving effect to the transaction, no Default or Event of Default shall exist; and (iv) an opinion of counsel (which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Required Noteholders) shall be delivered to each Noteholder upon consummation of the transaction to the effect that, subject to such exceptions and limitations as are customarily contained in similar opinions of counsel, (A) this Agreement, the Notes and the instrument referred to in the foregoing subclause (ii) are legal, valid and binding obligations of the surviving corporation, enforceable against the surviving corporation in accordance with their respective terms and (B) as to such other matters as the Required Noteholders may reasonably request that are reasonably related to the issue of the enforceability of the obligations under the Notes, this Agreement and the instrument referred to in the foregoing subclause; and

            (c) any Wholly-Owned Subsidiary may merge into or consolidate with the Company if the Company is the surviving entity, or with another Wholly-Owned Subsidiary, in each case, so long as, immediately before and after giving effect to the transaction, no Default or Event of Default shall exist.

      ss.9.11 Consolidated  Tangible Net Worth. The Company will not at any time
              ---------------------------------
permit Consolidated Tangible Net Worth to be less than the sum of (i) $34,000,000 plus (ii) fifty percent (50%) of Cumulative Net Earnings.

     ss.9.12  Consolidated Net Earnings Available for Fixed Charges. The Company
              ------------------------------------------------------
will not at any time permit the ratio of Consolidated Net Earnings Available for Fixed Charges for the period of four (4) most recently ended consecutive Fiscal Quarters to Fixed Charges for such period to be less than 2.00 to 1.00.

     ss.9.13  Limitations on  Indebtedness.  (a) The Company will not permit the
              -----------------------------
ratio of Total Indebtedness to the sum of Consolidated Tangible Net Worth plus Total Subordinated Indebtedness (the "Leverage Ratio") as of December 31 of any Fiscal Year to exceed 4.00 to 1.00; provided, however, that if at any such time
                                    --------   -------
the sum of Consolidated Net Tangible Worth plus Total Subordinated Indebtedness is equal to or greater than $55,000,000, the Company will not permit the Leverage Ratio at such time to exceed 5.00 to 1.00. Any such Indebtedness shall be maintained in accordance with ss.9.17.

            (b) The Company will not, and will not permit any Subsidiary to, directly or indirectly, incur, create, assume, guarantee or become liable in any manner with respect to any Indebtedness unless after giving effect thereto the Leverage Ratio will not exceed 4.00 to 1.00 and no Default or Event of Default will exist; provided, however, that if at any such time the sum of Consolidated
            --------   -------
Net Tangible Worth plus Total Subordinated Indebtedness is equal to or greater than $55,000,000, the Company may, and may permit any Subsidiary to, incur, create, assume, guarantee or become liable in any manner with respect to any Indebtedness so long as after giving effect thereto the Leverage Ratio will not exceed 5.00 to 1.00 and no Default or Event of Default shall exist.

                  (c) The Company will not permit any one or more of its Subsidiaries to incur unsecured Indebtedness in excess of $1,000,000 in the aggregate other than Indebtedness owing to the Company or another Subsidiary.


     ss.9.14 Limitation on Restricted Payments.  (a) Neither the Company nor any
             ----------------------------------
Subsidiary will at any time, directly or indirectly, declare, make or pay, or incur any liability to make or pay, or cause or permit to be declared, made or paid, any Restricted Payment unless the aggregate amount of such Restricted Payment and all other Restricted Payments made by the Company or any Subsidiary on or after the date hereof would not exceed 50% of Cumulative Net Earnings (excluding Consolidated Net Earnings for any Fiscal Quarter for which Consolidated Net Earnings is a loss) plus net proceeds received by the Company or any Subsidiary on or after the date hereof in respect of any issuance and sale by the Company or any Subsidiary of any equity securities.

     (b) The Company shall not declare any Restricted Payment payable more than sixty (60) days after the date of declaration thereof. For purposes of any calculation pursuant to the foregoing clause (a), any Restricted Payment which is declared and paid in compliance with the first sentence of this clause (b) shall be deemed to have been paid at the date of declaration thereof, after giving effect to any Indebtedness incurred through the date of determination and the subsequent payment of such Restricted Payment shall not be treated as a separate and additional Restricted Payment.

      ss.9.15  Restricted  Investments.  Neither the Company nor any  Subsidiary
               ------------------------
will make any Restricted Investment.

     ss.9.16 Liens.  Neither the Company nor any Subsidiary shall grant,  create
             ------
or assume a Lien on substantially all of the assets of the Company and its Subsidiaries taken as a whole (determined without regard to the assets described in clauses (a) through (d) of the definition of "Consolidated Net Tangible Assets" in ss.12.1 below) for the benefit of one or more holders of Indebtedness under a single credit facility.

      ss.9.17  Restrictions on Distributions  and Issuances of Equity Interests.
               -----------------------------------------------------------------
(a) After the date hereof, the Company will not permit any Subsidiary to enter into any agreement, instrument or other document which prohibits or restricts in any way the payment of dividends or other distributions on or with respect to the capital stock (or other comparable indicia of ownership if such Person is a business entity other than a corporation) of any Subsidiary.

     (b) No Subsidiary shall issue Voting Stock, non-voting stock, or any other equity interest in such Subsidiary, except to the Company or a Wholly-Owned Subsidiary; provided, however, that in connection with the acquisition of the
             --------   -------
business and assets of another Person, the Company may create a Wholly-Owned Subsidiary and permit such Subsidiary to issue shares of common stock of such Subsidiary to one or more Persons to be employed as a member of the management team of such Subsidiary so long as the aggregate number of shares so issued does not at any time exceed five (5%) of the number of outstanding shares of Voting Stock of such Subsidiary; and, provided further, that notwithstanding the
                                  --------  -------
foregoing, but subject to the foregoing limitation on the issuance of capital stock, any such Subsidiary shall be deemed to be a Wholly-Owned Subsidiary for all purposes of this Agreement; and, provided, further, that notwithstanding the
                                     --------  -------
foregoing, a Subsidiary may issue not in excess of 20% of its Voting Stock, non-voting stock, or any other equity interest in such Subsidiary, to one or more Persons with which the Company pursues a joint venture or other business opportunities; and, provided, further, that notwithstanding the foregoing, a
                     --------   -------
Subsidiary which has been formed solely for the purpose of facilitating the securitization and sale of assets of the Company may sell equity interests to the purchasers of such securitization interests.

     ss.9.18  Maintenance  of  Allowance  for  Loan  Losses.  The  Company  will
              ----------------------------------------------
maintain, on the last day of each month, a ratio of Allowances for Loan Losses to Net Write-offs for the most recently ended Fiscal Year of 1.50 to 1.00.

      ss.9.19   Maintenance   of   Unencumbered   Assets   to  Total   Unsecured
                ----------------------------------------------------------------
Indebtedness.  The Company will maintain, on the last day of each month, a ratio
-------------
of Unencumbered Assets to Total Unsecured Indebtedness of 1.40 to 1.00.

     ss.9.20  Limitation on Gain on Sales of Loans.  The Company will not at any
              -------------------------------------
time permit the aggregate amount of consolidated revenues of the Company and its Subsidiaries constituting Gain on Sale of Loans for the period of four consecutive Fiscal Quarters then most recently ended to exceed 45% of consolidated revenues of the Company and its Subsidiaries for such period.

     ss.9.21  Repurchase  of Notes.  Except as  otherwise  required or permitted
              ---------------------
under Section 7 hereof, neither the Company nor any Subsidiary nor any Affiliate will, directly or indirectly, repurchase or make any offer to repurchase any Notes.

     ss.9.22  Tax  Consolidation.  The  Company  will not file or consent to the
              -------------------
filing of any consolidated income tax return with any Person other than a Subsidiary, and if the Company and any Subsidiary file a consolidated income tax return, the Company will not pay an amount of the taxes payable in respect of such return (net of any amount of such taxes paid or reimbursed by such other Person) in excess of the amount which the Company would have been required to pay in respect of such taxes if the Company had filed an income tax return for the Company.

      ss.9.23  Environmental  Law  Compliance.  (a)  Hazardous  Substances.  The
               -------------------------------       ----------------------
Company shall at all times comply and cause each Subsidiary to comply with all Environmental Laws the failure to comply with which, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect and indemnify, pay and hold each Noteholder harmless from and against any and all losses, costs (including attorneys' fees), liabilities and damages whatsoever incurred by such Noteholder by reason of (i) any liability of the Company or any of its Subsidiaries under any applicable Environmental Laws, or (ii) any violation of any applicable Environmental Laws for which the Company or any of its Subsidiaries is liable or which is related to any real estate or other facility owned, leased or operated by the Company or any of its Subsidiaries, or
(iii) the imposition of any governmental Lien for the recovery of environmental cleanup or response costs expended by reason of any such liability or violation.

     (b) Cleanup  Orders;  Further  Assurance.  The Company  shall  provide each
         -------------------------------------
Noteholder promptly with a copy of any notice received by the Company or any Subsidiary from any governmental agency stating that the Company or such Subsidiary has become liable for the cost of investigating, removing or remediating Hazardous Materials or subject to a cleanup order or decree, or a fine or penalty issued or imposed, by an agency having jurisdiction over the Company or any such Subsidiary if the Company believes or reasonably should believe that the matter that is the subject of such notice is, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect. Upon receipt of such notice, or if any Noteholder at any time has a reasonable basis to believe that any facility owned, leased or operated by the Company or any of its Subsidiaries has become contaminated or subject to a cleanup or mitigation order or decree, or a fine or penalty, issued or imposed by any federal, state or local governmental agency, then the Company agrees, upon request from such Noteholder, to provide such Noteholder, at the Company's expense, with such reports, certificates, engineering studies or other written material or data as such Noteholder may reasonably require.

     ss.9.24  Ranking.  The  Company  shall  ensure  that,  at  all  times,  all
              --------
obligations and liabilities of the Company under this Agreement and the Notes will constitute direct, unconditional and general obligations of the Company and will rank in right of payment pari passu to all other Indebtedness of the
                                 ----  -----
Company except for such Indebtedness to the extent preferred as a result of being secured (but then only to the extent of such security).


SECTION 10. INFORMATION TO BE FURNISHED TO HOLDERS OF NOTES.

     ss.10.1 Financial  Statements of the Company.  The Company shall deliver to
             -------------------------------------
each holder of any Note two (2) copies of the following:

            (a) as soon as practicable and, in any case, within sixty (60) days after the end of each of the first three Fiscal Quarters in each Fiscal Year, unaudited consolidated financial statements of the Company and the Subsidiaries setting forth the consolidated balance sheets of the Company and the Subsidiaries as at the end of each such Fiscal Quarter and the consolidated income statements and statements of cash flows of the Company and the Subsidiaries for each such Fiscal Quarter and for the year to date, and setting forth in comparative form figures as of the corresponding date and for the corresponding periods of the preceding Fiscal Year, all in reasonable detail and certified by the Company's chief financial officer as to the fairness of such financial statements and that the same have been prepared in accordance with generally accepted accounting principles consistently applied (except as specifically set forth therein), subject to changes resulting from normal year-end audit adjustments; provided, however, that at such time and so long as the Company shall be required to file reports with the Commission pursuant to the Exchange Act, the delivery of its quarterly reports on Form 10-Q shall satisfy the requirements of this 10.1(a) with respect to consolidated financial statements;

            (b) as soon as practicable and, in any case, within one hundred twenty (120) days after the end of each Fiscal Year, audited consolidated financial statements of the Company and its Subsidiaries, setting forth the consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and the consolidated income statements and statements of retained earnings and cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth in each case, in comparative form, the figures for the preceding Fiscal Year, all in reasonable detail, such financial statements to be accompanied by an opinion thereon of Ernst & Young LLP or other independent certified public accountants selected by the Company of good and recognized national standing in the United States or other independent certified public accountants reasonably acceptable to you, relating to such consolidated financial statements, which report and opinion shall be prepared in accordance with generally accepted accounting standards relating to reporting and not subject to any material qualifications; provided, however, that at such time and so long as the Company shall be required to file reports with the Commission pursuant to the Exchange Act, the delivery of its annual report on Form 10-K shall satisfy the requirements of this ss.10.1(b) with regard to consolidated financial statements to the extent that the consolidated financial statements of the Company and its Subsidiaries are audited and the opinion with respect thereto is unqualified;

            (c) as soon as practicable and, in any case, within sixty (60) days after the end of each of the first three Fiscal Quarters in each Fiscal Year in which the Company has a material operating Subsidiary, consolidating financial statements of the Company and the Subsidiaries setting forth the consolidating balance sheet of the Company and the Subsidiaries as at the end of each such Fiscal Quarter and the consolidating income statements of the Company and the Subsidiaries for each such Fiscal Quarter, and setting forth in comparative form figures as of the corresponding date and for the corresponding periods of the preceding Fiscal Year, all in reasonable detail and certified by the Company's chief financial officer as to the fairness of such financial statements and that the same have been prepared in accordance with generally accepted accounting principles;

            (d) as soon as practicable and, in any case, within one hundred twenty (120) days after the end of each Fiscal Year in which the Company has a material operating subsidiary, consolidating financial statements of the Company and its Subsidiaries, setting forth the consolidating balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year and the consolidating income statements of the Company and its Subsidiaries for such Fiscal Year, all in reasonable detail and certified by the Company's chief financial officer as to the fairness of such financial statements and that the same have been prepared in accordance with generally accepted accounting principles.

     ss.10.2 Other Information.  The Company shall deliver to each holder of any
             ------------------
Note the following:

            (a) promptly after the submission thereof to the Company copies of any detailed reports (including the auditors' comment letter to management, if any such letter is prepared) submitted to the Company, respectively, by its independent auditors in connection with each annual or interim audit of the accounts of the Company made by such accountants;

            (b) promptly upon distribution thereof, copies of all financial or other statements (including proxy statements), reports and notices as the Company or any Subsidiary shall send to any class of its shareholders, any of its bank lenders or any holder of any of its Indebtedness;

            (c) promptly after filing thereof, copies of all regular and periodic reports and registration statements, and current reports on Form 8-K, which the Company may file with the Commission or any governmental agency substituted therefor and, promptly upon written request therefor, copies of any financial statements which the Company may file annually with any state regulatory agency or agencies;

            (d) promptly and, in any event, within thirty (30) days after, notice of the institution of any suit, action or proceeding against the Company or any Subsidiary which could, either individually or in the aggregate, have a Material Adverse Effect;

            (e) promptly upon and, in any event within five (5) Business Days after, any Officer of the Company shall have knowledge of any condition or event which constitutes a Default or an Event of Default and in no event more than twenty (20) Business Days after the occurrence of such Default or Event of Default, an Officer's Certificate of the Company specifying the nature and period of existence thereof, what action the Company has taken or is taking or proposes to take with respect thereto, and an estimate of the time necessary to cure such condition or event;

            (f) promptly upon becoming aware of the occurrence of any (i) ERISA Termination Event; (ii) "prohibited transaction" (within the meaning of
                                -----------------------
     Section 4975 of the Code or Section 406 of ERISA), other than one to which an exemption applies; (iii) failure to make a timely contribution to any Plan, if such failure has given rise to a lien under Section 412(n) of the Code or any comparable provision of applicable foreign law; or (iv) actual, asserted or alleged violation of ERISA, the Code or applicable foreign law, that, with respect to any of the events set forth in the foregoing clauses
     (i) through (iv), is reasonably likely to result in the imposition of a tax or other penalty on the Company or any Subsidiary in connection with any Plan, a written notice specifying the nature thereof, what action the Company is taking or proposes to take with respect thereto;

            (g) promptly upon the formation or the acquisition thereof, notice of the formation or acquisition, as the case may be, of any new material operating Subsidiary of the Company;

            (h) at any time that the Company is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act (having been previously subject to such requirement), promptly upon the written request of the holder of any Note and to the extent not previously provided, (i)(x) a brief statement of the nature of the business of the Company and its Subsidiaries and the products and services they offer and
     (y) the Company's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for its two (2) preceding Fiscal Years, in each case audited by an independent certified public accountant to the extent reasonably available; the most recent balance sheet to be as of a date less than sixteen (16) months prior to the date of such request and the profit and loss and retained earnings statements to be for the twelve (12) months preceding the date of such balance sheet and, if such balance sheet is not as of a date less than six (6) months before the date of such request, it shall be accompanied by additional statements of profit and loss and retained earnings for a period from the date of such balance sheet to a date less than six (6) months before the date of such request, or (ii) such other information as shall then be required to permit a resale of Notes by such holder pursuant to Rule 144A of the Securities Act (or any superseding rule providing an exemption from registration under the Securities Act for resales to Qualified Institutional Buyers); provided, however, that, if such request shall so indicate, the statement and financial statements or other information shall be delivered to any named prospective purchaser of a Note as well as to the requesting holder, so long as the request states that such holder reasonably believes such prospective purchaser to be a Qualified Institutional Buyer;

            (i)  promptly,   and  in  any  event  within  ten  (10)  days  after
     transmission thereof, copies of all press releases and other statements made available generally by the Company or any of its Subsidiaries to the public;

            (j) within one hundred twenty (120) days after the end of each Fiscal Year, a description of any changes in the employment of any Key Person and the reasons for any such changes;

            (k) promptly upon request therefor, such other date, filings and information as any Noteholder may from time to time reasonably request.

     ss.10.3 Officer's  Certificates.  The Company will deliver with each set of
             ------------------------
financial statements delivered pursuant to subsection (a) or (b) of ss.10.1 hereof an Officer's Certificate (i) stating, in the opinion of each officer executing such Officer's Certificate and to the best of his knowledge and belief, that upon the date of such certificate no Default or Event of Default exists (provided, however, that, in the event that any such Default or Event of Default exists, such certificate shall so specify and shall state whether such Default or Event of Default has been cured or is continuing and, if continuing, what steps the Company has taken or is taking or proposes to take to cure such Default or Event of Default and an estimate of the time necessary to cure such Default or Event of Default) and (ii) setting forth in reasonable detail the calculations made during such period and as of the end of such period in determining compliance with the provisions of ss.ss.9.9, 9.11, 9.12, 9.13, 9.14, 9.15, 9.17, 9.18, 9.19 and 9.20 hereof.

     ss.10.4  Accountants'  Certificates.   Each  set  of  financial  statements
              ---------------------------
delivered pursuant to subsection (b) of ss.10.1 hereof shall be accompanied by a report of the independent certified public accountants who shall have reported on such financial statements (i) setting forth in reasonable detail the calculations made as of the end of such period in determining compliance with the provisions of ss.ss.9.9, 9.11, 9.12, 9.13, 9.14, 9.15, 9.17, 9.18, 9.19 and
9.20 hereof, including, in the event of a change in generally accepted accounting principles applied in the preparation of the Company's financial statements, a reconciliation of those principles and the generally accepted accounting principles previously applied and the changes, if any, to the calculations made in determining compliance with the provisions of said ss.ss.9.9, 9.11, 9.12, 9.13, 9.14, 9.15, 9.17, 9.18, 9.19 and 9.20 hereof.

SECTION 11. DEFAULTS AND REMEDIES.

     ss.11.1 Events of Default;  Acceleration  of Notes. If any of the following
             -------------------------------------------
conditions or events ("Events of Default") shall occur and be continuing:
                       -----------------

            (a) any payment or prepayment of principal of or premium on any Note shall not be made by the Company when the same becomes due and payable, whether at maturity, at a date fixed for prepayment, upon acceleration or otherwise; or

            (b) any payment of interest on any Note shall not be made by the Company when the same becomes due and payable and such default shall continue for five (5) days following the date on which such payment was due and payable; or

            (c) any representation or warranty of the Company or any of its Subsidiaries contained in this Agreement or in any agreement, instrument, certificate, statement or other writing furnished in connection herewith or therewith or pursuant hereto or thereto shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made;

            (d) the Company shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under ss.ss.9.9, 9.11, 9.12, 9.13, 9.14, 9.15, 9.17, 9.18,
     9.19 and 9.20, inclusive, and ss.10.2(e) hereof or shall use the proceeds of sale of the Notes other than as described in ss.1.3 hereof; or

            (e) the Company shall default in the due and punctual performance of or compliance with any covenant, condition or agreement (other than any referred to in clause (d) of this ss.11.1) to be performed or observed by it under any provision hereof and any such failure shall continue unremedied for thirty (30) days; or

            (f) the Company shall, in respect of any of its Indebtedness which is outstanding in a principal amount, individually or in the aggregate, of at least $1,000,000 (excluding the Notes), (i) fail to pay any amount when due, whether at maturity, at a date fixed for prepayment, upon acceleration or otherwise after any applicable grace period, or (ii) default in the performance or observance of any other provision contained in any instrument or agreement evidencing such Indebtedness or pursuant to which such Indebtedness was issued or incurred (which default shall not have been waived), if the effect of such default described in clause (ii) (or the existence of any condition) is to cause the holder of such Indebtedness or a trustee or agent thereof to cause, such Indebtedness to become or be declared due and payable prior to its scheduled maturity; or

            (g) a final judgment or judgments entered by a court of competent jurisdiction for the payment of money in excess of $2,000,000 in the aggregate shall be rendered against the Company or any of its Subsidiaries and shall remain in force undischarged and unstayed for a period of more than sixty (60) days; or

            (h) the Company or any Subsidiary shall (i) commence a voluntary case under any chapter of the Federal Bankruptcy Code as now or hereafter in effect, or shall consent to (or fail to controvert in a timely manner) the commencement of an involuntary case against the Company or any Subsidiary under said Code; (ii) institute proceedings for liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law (other than the Federal Bankruptcy Code as now or hereafter in effect) relating to financially distressed debtors, their creditors or property, or shall consent to (or fail to controvert in a timely manner) the institution of any such proceedings against the Company or any Subsidiary; (iii) make an assignment for the benefit of creditors or enter into any arrangement for the adjustment or composition of debts or claims; (iv) apply for or consent to the appointment of, or the taking possession by, a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of itself or any of its property; or (v) take corporate action for the purpose or with the effect of authorizing, acknowledging or confirming the taking or existence of any action or condition specified in clause (i), (ii), (iii) or (iv) above; or

            (i) the Company or any Subsidiary shall be insolvent (within the meaning of any applicable law), or shall be unable, or shall admit in writing its inability, to pay its debts as they become due, or take corporate action for the purpose or with the effect of authorizing or confirming the taking or existence of any action or condition specified in this subsection (i); or

            (j) a  court  or  other  governmental  authority  or  agency  having jurisdiction in the premises shall enter a decree or order (i) for the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Company or any Subsidiary or of any part of its property, or for the winding-up or liquidation of its affairs, and such decree or order shall remain in force undischarged and unstayed for a period of more than sixty (60) days or (ii) for the sequestration or attachment of any material part of the property of the Company or any Subsidiary without its unconditional return to the possession of the Company or any Subsidiary or its unconditional release from such sequestration or attachment within sixty (60) days thereafter; or

            (k) a court having jurisdiction in the premises shall enter an order for relief in any involuntary case commenced against the Company or any Subsidiary under the Federal Bankruptcy Code as now or hereafter in effect, and such order shall remain in force undischarged and unstayed for a period of more than ninety (90) days; or

            (l) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order approving or acknowledging as properly filed or commenced against the Company or any Subsidiary a petition or proceedings for liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law (other than the Federal Bankruptcy Code as now or hereafter in effect) relating to financially distressed debtors, their creditors or property, and such petition or proceedings shall not be dismissed within ninety (90) days of the date of filing or commencement; or

            (m) (i) any domestic Plan (other than a Multiemployer Plan) shall incur an "accumulated funding deficiency" (within the meaning of Section
               --------------------------------
     412 of the Code) with respect to any plan year; or (ii) any waiver shall be sought or granted under Section 412(d) of the Code; or (iii) any foreign Pension Plan shall violate any funding requirement imposed by applicable foreign law; or (iv) any Pension Plan shall be or have been terminated or the subject of termination proceedings under ERISA; or (v) the Company or any Subsidiary shall incur or have incurred a liability to or on account of a Pension Plan under Section 4062, 4063, 4064 or 4201 of ERISA or any comparable provision of applicable foreign law, and there shall result from one or more of the events set forth in the foregoing clauses (i) through
     (v) either a liability or a material risk of incurring a liability to the PBGC, any foreign governmental entity or a Plan, which could, either individually or in the aggregate, have a Material Adverse Effect;


     then

                  (i) upon the occurrence  and  continuance of any of the Events of Default set forth in clauses (h) through (l), inclusive, of this ss.11.1, the Notes shall automatically mature and become due and payable, together with interest accrued thereon, plus any premium, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;

                  (ii) upon the occurrence and  continuance of any of the Events of Default set forth in clauses (a) or (b) of this ss.11.1, any holder or holders of Notes may, in respect of the Notes then held by such holder or holders, at any time (unless all defaults shall theretofore have been waived or remedied) at its or their option, by written notice or notices to the Company, declare the Notes held by such holder or holders, as the case may be, to be due and payable, whereupon the same shall mature and become due and payable, together with interest accrued thereon, plus any premium, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; or

                  (iii) upon the occurrence and continuance of any of the Events of Default set forth in clauses (a) through (g), inclusive, or clause (m) of this ss.11.1, the Required Holders, by written notice or notices to the Company, may declare all of the Notes, as the case may be, to be due and payable, whereupon the same shall mature and become due and payable, together with interest accrued thereon, plus any premium, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; or

If the maturity of any Note shall be accelerated under this ss.11.1 by reason of the occurrence of an Event of Default, there shall become due and payable (and the Company will pay), as compensation to the holder of such Note for the loss of its investment opportunity and not as a penalty, an amount equal to the difference between (i) the optional prepayment price that would have been due and payable if such Note had been prepaid in full pursuant to ss.7.2 hereof upon the date of such acceleration and (ii) the unpaid principal amount of such Note.

     ss.11.2  Default  Remedies.  If an  Event of  Default  shall  occur  and be
              ------------------
continuing, the holder of any Note then outstanding may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in this Agreement or in such Note, or for an injunction against a violation of any of the terms of this Agreement or such Note, or in aid of the exercise of any power granted in this Agreement or in such Note, or may proceed to enforce payment of such Note or to enforce any other legal or equitable right of the holder of such Note. No remedy herein conferred upon any holder of a Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any holder of any Note, or any delay or failure on the part of any holder of any Note to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of such holder or of any other holder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Agreement or the Notes shall constitute a waiver by any holder of any of the Notes of any such covenant, term, condition or other provision or of any Default or Event of Default in connection therewith. To the extent effective under applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for interest on the Notes. If an Event of Default shall occur, the Company will pay to the holders of the Notes, to the extent not prohibited by applicable law, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection and of the taking of remedial actions and the maintenance of enforcement proceedings, including, without limitation, attorneys' fees and expenses. All sums payable by the Company under the Notes shall be paid without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction.

     ss.11.3 Notice of Claimed Default. If the holder of any Note shall give any
             --------------------------
notice or take any other action with respect to a claimed Default, the Company shall forthwith give written notice thereof to all holders of Notes then outstanding, describing the notice or action and the nature of the claimed Default.

     ss.11.4  Annulment of  Acceleration  of Notes.  If notice is delivered  (a)
              -------------------------------------
pursuant to clause (ii) of ss.11.1 hereof by any holder or holders of a Note or Notes then such holder or each of such holders, as the case may be, may, by written instrument filed with the Company, rescind and annul its respective declaration and the consequences thereof; and (b) pursuant to clause (iii) of ss.11.1 hereof, the holders of more than sixty six and two-thirds percent (66 2/3%) of the aggregate principal amount of the Notes then outstanding (excluding any Notes directly or indirectly owned by the Company or any Affiliate thereof) may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof or of such Event of Default pursuant to this Agreement; provided, however, that at the time of an annulment and
                  --------   -------
rescission pursuant to this ss.11.4(b):

            (i) no judgment or decree shall have been entered for payment of any monies due pursuant to the Notes or this Agreement;

            (ii) all arrears of principal, premium and interest upon all the Notes and all other sums payable under the Notes and this Agreement (including reasonable costs and expenses of the holders incurred in connection with such notice under ss.11.1 hereof or annulment under this ss.11.4, but excluding any principal or interest on the Notes that shall have become due and payable by reason of such notice under ss.11.1 hereof or the happening of such Event of Default) shall have been duly paid; and

            (iii) each and every other Default hereunder and Event of Default shall have been waived pursuant to this ss.11.4 or cured.

No such rescission or annulment pursuant to this ss.11.4 shall extend to or affect any subsequent Default or Event of Default or impair any right or power consequent thereon.

SECTION 12. INTERPRETATION OF AGREEMENT AND NOTES.

     ss.12.1  Definitions.  Except as the context shall otherwise  require,  the
              ------------
following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

            The term "Affiliate", with respect to any Person, shall mean (a) any
                      ---------
     director, officer or employee of such Person, (b) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (c) any Person beneficially owning or holding 5% or more of the Voting Stock (or other comparable indicia of ownership if such Person is a business entity other than a corporation) of such Person on a Fully Diluted Basis or any business entity of which such Person beneficially owns or holds, in the aggregate, 5% or more of the Voting Stock; provided, however, that neither you nor any Person directly or indirectly controlled by you nor any other Person which is an institution shall be deemed to be an Affiliate of the Company or any Subsidiary solely by reason of ownership of the Notes or by reason of having the benefits of any agreements or covenants of the Company contained in this Agreement. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. The term "Affiliate",when used herein without reference to any Person, shall mean an Affiliate of the Company.

            The term  "Allowances for Loan Losses" shall mean, as of any date of
                       --------------------------
     determination, that portion of losses of the Company and its Subsidiaries, determined on a consolidated basis and in accordance with generally accepted accounting principles, constituting losses on outstanding mortgage loans and reported as "Allowances for Loan Losses" in the financial statements filed by the Company with the Commission as part of the Company's most recently filed Form 10-Q or 10-K, as the case may be; provided, however, that with respect to any date of determination occurring on a date other than the last day of a Fiscal Quarter, "Allowances for Loan Losses" shall be calculated and reported in the same manner and shall be based on the same assumptions as the "Allowances for Loan Losses" so reported in the Company's financial statements.

            The term "Business Day" shall mean any day on which commercial banks
                      ------------
     are  not   authorized  or  required  to  close  in  New  York,   New  York,
     Williamstown, Massachusetts or Stamford, Vermont.

            The term  "Closing  Date" shall have the meaning set forth in ss.1.2
                       -------------
     hereof.

            The term "Code"  shall mean the Internal  Revenue  Code of 1986,  as
                      ----
     amended from time to time. Reference to a specific section of the Code shall include such section, any regulations promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

            The  term  "Commission"  shall  mean  the  Securities  and  Exchange
                        ----------
     Commission (or any successor thereto performing similar functions).

            The term "Company"  shall have the meaning set forth in the preamble
                      -------
     hereto.

            The term "Consolidated",  when used with reference to Current Assets
                      ------------
     or Current Liabilities shall mean the aggregate of Current Assets or Current Liabilities, as the case may be, of the Company and its Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in accordance with generally accepted accounting principles.

            The term "Consolidated Net Earnings" shall mean, for any period, the
                      -------------------------
     consolidated net income (or loss) of the Company and its Subsidiaries for such period determined in accordance with generally accepted accounting principles applied on a consistent basis (except for express changes in generally accepted accounting principles), after excluding net income (or loss) attributable to Minority Interests and eliminating all offsetting debits and credits between the Company and its Subsidiaries and other items to be eliminated in accordance with generally accepted accounting principles, but, in any event, excluding:

                  (a) any gains or losses on the sale or other disposition of investments or fixed or capital assets other than in the ordinary course of business, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

                  (b) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

                  (c) net earnings and losses of any Person (other than a Subsidiary), substantially all the assets of which have been acquired by the Company or any Subsidiary in any manner, realized by such other Person prior to the date of such acquisition;

                  (d) net  earnings  and  losses  of any  Person  (other  than a
     Subsidiary) which shall have been merged into or consolidated with the Company or any Subsidiary prior to the date of such merger or consolidation;

                  (e) net earnings and losses of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest except to the extent such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

                  (f) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Company;

                  (g) earnings resulting from any reappraisal, revaluation or write-up of assets during such period;

                  (h) any income resulting from any excess of the equity in any Person at the date of acquisition thereof over the amount invested in such Person;

                  (i) any gain arising from the acquisition of any capital stock or other securities of the Company or any Subsidiary;

                  (j) any net gain from the collection of the proceeds of life insurance policies; and

                  (k) an amount equal to the aggregate amount of consolidated revenues of the Company and its Subsidiaries for each Fiscal Quarter in such period constituting Gain on Sale of Loans to the extent, with respect to each Fiscal Quarter, that such portion of consolidated revenues exceeds 35% of consolidated revenues of the Company and its Subsidiaries for such Fiscal Quarter.

            The term  "Consolidated  Net Earnings  Available for Fixed  Charges"
                       --------------------------------------------------------
     shall mean, for any period, (a) Consolidated Net Earnings for such period, plus (b) to the extent actually deducted in determining Consolidated Net Earnings for such period, (i) Fixed Charges for such period and (ii) provision for taxes imposed on or measured by income or excess profits for such period.

            The term  "Consolidated  Net Tangible  Assets" shall mean, as of the
                       ----------------------------------
     date of any determination thereof, all assets of the Company and its Subsidiaries, on a consolidated basis, (less depreciation, depletion, obsolescence, amortization and all other reserves properly established in accordance with generally accepted accounting principles) except (a) goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trade names, trademarks, copyrights, franchises, research and development expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance, prepaid taxes and deferred taxes, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" in accordance with generally accepted accounting principles, (b) treasury stock of the Subsidiaries, (c) all items (other than capital stock of any class, capital surplus, retained earnings, deferred income taxes and Funded Debt) which in accordance with generally accepted accounting principles would be included in determining total liabilities of the Company and its Subsidiaries as shown on the liability side of the consolidated balance sheet of the Company and its Subsidiaries as at the date of determination and (d) any write-up of the book value of any assets of the Company and its Subsidiaries resulting from revaluation thereof subsequent to December 31, 1996, in each case after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in accordance with generally accepted accounting principles.

      The term  "Consolidated  Tangible Net Worth" shall mean, as of the date of
                 --------------------------------
     determination thereof, after excluding Minority Interests and eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items to be eliminated in accordance with generally accepted accounting principles, (a) the value of Consolidated Net Tangible Assets as shown on the latest balance sheet submitted pursuant to ss.10.1 hereof, less (b) Total Indebtedness, less (c) an amount equal to the aggregate amount of consolidated revenues of the Company and its Subsidiaries for each Fiscal Quarter ending on or after April 1, 1997, constituting Gain on Sale of Loans to the extent, with respect to each Fiscal Quarter, that such portion of consolidated revenues exceeds 35% of consolidated revenues of the Company and its Subsidiaries for such Fiscal Quarter.

            The term "Cumulative Net Earnings" shall mean, as of the date of any
                      -----------------------
      determination thereof, the sum of Consolidated Net Earnings for each Fiscal Quarter during the period beginning April 1, 1997, and ending on the last day of the most recently ended Fiscal Quarter.

            The term "Current Assets",  with respect to any Person,  shall mean,
                      --------------
      as of the date of any determination thereof, the current assets of such Person determined in accordance with generally accepted accounting principles applied on a consistent basis (except for express changes in generally accepted accounting principles).

            The term "Current  Liabilities",  with respect to any Person,  shall
                      --------------------
      mean, as of the date of any determination thereof, the current liabilities of such Person determined in accordance with generally accepted accounting principles applied on a consistent basis (except for express changes in generally accepted accounting principles).

            The term  "Default"  shall mean an event which,  with the passage of
                       -------
      time or the giving of notice, or both, would become an Event of Default.

            The term  "Environmental  Laws"  shall have the meaning set forth in
                       -------------------
      ss.2.21(a) hereof.

            The term "ERISA" shall mean the Employee  Retirement Income Security
                      -----
      Act of 1974, as amended from time to time. Reference to a specific section of ERISA shall include such section, any regulations promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

            The term  "ERISA  Affiliate"  shall mean any  Person  which is under
                       ----------------
      "common control" (within the meaning of Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA) with the Company or any Subsidiary thereof.

            The term  "ERISA  Termination  Event"  shall mean (a) a  "reportable
                       -------------------------
      event" (within the meaning of Section 4043(b) of ERISA) with respect to a Pension Plan (other than a "reportable event" as to which the PBGC has by regulation waived the 30-day notice requirement under Section 4043(a) of ERISA); provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code shall be an ERISA Termination Event regardless of the issuance of any waiver under Section 412(d) of the Code;
      (b) the withdrawal of the Company, any Subsidiary or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" (within the meaning of Section 4001(a)(2) of ERISA); (c) the complete or partial withdrawal of the Company, any Subsidiary or any ERISA Affiliate from a Multiemployer Plan under Section 4201 or 4204 or ERISA;
      (d) the receipt by the Company, any Subsidiary or any ERISA Affiliate of notice from a Multiemployer Plan that is in reorganization or insolvent under Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; (e) the providing of a notice of intent to terminate a Pension Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Pension Plan amendment as a termination under
      Section 4041(e) of ERISA; (f) the institution of proceedings by the PBGC to terminate a Pension Plan or the appointment of a trustee to administer any Pension Plan under Section 4042 of ERISA; (g) the receipt by the Company, any Subsidiary or any ERISA Affiliate of a notice from any Multiemployer Plan that any action described in clause (f) has been taken with respect to that Multiemployer Plan; or (h) any event or condition which constitutes or is reasonably likely to constitute grounds under
      Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

            The term  "Event of  Default"  shall have the  meaning  set forth in
                       -----------------
      ss.11.1 hereof.

            The term "Exchange  Act" shall mean the  Securities  Exchange Act of
                      -------------
      1934, as amended from time to time.

            The term "Financial  Statements" shall have the meaning set forth in
                      ---------------------
      ss.2.4 hereof.

            The  term  "Fiscal  Quarter"  shall  mean a  fiscal  quarter  of the
                        ---------------
      Company, which shall be any quarterly period ending on March 31, June 30, September 30 or December 31 of any year.

            The term  "Fiscal  Year"  shall mean a fiscal  year of the  Company,
                       ------------
      which as at the Closing Date is the fiscal year ending December 31.

            The term "Fixed  Charges" shall mean, for any period,  the aggregate
                      --------------
      amount of (a) Interest Expense for such period, (b) Rental Expense for such period, and (c) fees payable by the Company and its Subsidiaries in respect of letters of credit, revolving credit facilities, bankers acceptances and other similar arrangements for such period.

            The term "Fully  Diluted  Basis"  shall mean,  as of any date,  with
                      ---------------------
      respect to calculations involving the capital stock of any Person (or an individual class or series thereof), making the assumption that all securities of such Person then outstanding which are convertible into such capital stock (or shares of such class or series, as the case may be) were converted on such date, that all options, warrants and similar rights to acquire shares of capital stock of such Person (or shares of such class or series) were exercised on such date.

            The term "Gain on Sale of Loans" shall mean, for any Fiscal Quarter,
                      ---------------------
      that portion of consolidated revenues of the Company and its Subsidiaries for such Fiscal Quarter constituting gain on the sale of loans determined on a consolidated basis in accordance with generally accepted accounting principles.

            The term "generally accepted  accounting  principles" shall mean, as
                      ------------------------------------------
      of the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants.

            The term  "guaranty",  with  respect to any  Person,  shall mean all
                       --------
      obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation or investment of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including without limitation, obligations for which such Person is liable by reason of such Person being a partner in or of the primary obligor or a member of a joint venture that is the primary obligor, and obligations incurred through an agreement, contingent or otherwise, (a) to purchase such Indebtedness, obligation or investment or any property or assets constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness, obligation or investment or (ii) to maintain working capital or equity capital, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, obligation or investment; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness, obligation or investment of the ability of the primary obligor to make payment of such Indebtedness, obligation or investment; or (d) otherwise to assure the owner of such Indebtedness, obligation or investment against loss in respect thereof.

            The term  "Hazardous  Material"  shall have the meaning set forth in
                       -------------------
      ss.2.21 hereof.

            The terms "hereof", "herein", "hereunder" and other words of similar
                       ------    ------    ---------
      import shall be construed to refer to this Agreement as a whole and not to any particular Section or other subdivision.

            The term "holder",  with respect to any of the Notes, shall mean the
                      ------
      Person in whose name such Notes shall be registered.

            The term "Indebtedness",  with respect to any Person, shall mean and
                      ------------
      include the aggregate amount of, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, and all reimbursement or other obligations of such Person in respect of letters of credit, banker's acceptances, interest rate swaps or other financial products; (c) all obligations of such Person to pay the deferred purchase price of assets or services, exclusive of (i) deferred payments due to former or current employees, (ii) trade payables which, by their terms, are due and payable within ninety (90) calendar days of the creation thereof and (iii) dealer/developer reserves; (d) all Capitalized Lease Obligations of such Person; (e) all obligations or liabilities of others secured by a Lien on any asset owned by such Person, irrespective of whether such obligation or liability is assumed, to the extent of the lesser of such obligation or liability or the fair market value of such asset; and (f) any guaranties of such Person of any Indebtedness of another Person.

            The term  "Indemnified  Party"  shall have the  meaning set forth in
                       ------------------
      ss.13.6 hereof.

            The term "Institutional  Investor" shall mean any one or more of the
                      -----------------------
      following Persons: (a) any bank, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity; (b) any charitable foundation; (c) any insurance company or Affiliate thereof or fraternal benefit association; (d) any pension, retirement or profit-sharing trust or fund; (e) any public employees' pension or retirement system or any other governmental agency supervising the investment of public funds; or (f) any investment fund owned or managed by a Person described in clause (a), (b), (c), (d) or (e) above, or by an Affiliate of such Person.

            The term  "Intellectual  Property Rights" shall have the meaning set
                       -----------------------------
      forth in ss.2.6 hereof.

            The term  "Interest  Expense"  shall mean,  for any period,  without
                       -----------------
      duplication, the aggregate of all interest accrued by the Company and its Subsidiaries and amortization of debt discount during such period, determined on a consolidated basis, including, without limitation, interest paid in cash with respect to the Notes and the interest portion of Capitalized Lease Obligations, all as determined in accordance with generally accepted accounting principles.

            The term "Interest Payment Date" shall have the meaning set forth in
                      ---------------------
      ss.1.1 hereof.

            The term "Key  Persons"  shall mean five  members  of the  Company's
                      ------------
      senior management selected in accordance with this definition. As of the Closing Date, the Key Persons shall be Richard A. Stratton, Heather A. Sica, Ronald E. Rabidou, Wayne H. Greenholtz, and James H. Shippee. After the Closing Date, the Key Persons shall include the initial Key Persons listed above, except to the extent replaced as provided in this definition, and such other members of the Company's senior management as may be substituted therefor from time to time, at the Company's written request and with the consent of the Required Noteholders, which consent may be given or withheld by the Required Noteholders in their sole discretion; provided, however, that the Company shall have the right, in its sole discretion, to determine the Key Person to succeed Mr. Greenholtz in the event of Mr. Greenholtz's retirement from the Company.

            The term  "Leverage  Ratio"  shall  have the  meaning  set  forth in
                       ---------------
      ss.9.13 hereof.

            The term "Lien"  shall mean any  interest  in  property  securing an
                      ----
      obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien or security interest arising from a mortgage, encumbrance, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

            The term  "Make-Whole  Amount" shall mean (a) in connection with the
                       ------------------
      prepayment of any Note pursuant to ss.7.2 hereof, an amount equal to the greater of (i) zero or (ii) the excess of (x) the sum of the present values, as at the prepayment date, of the amount of each remaining scheduled payment of interest (excluding any interest accrued to the prepayment date) on and principal of such Note, which will not be required to be made as a result of such prepayment (each such amount discounted separately at the Treasury Rate, plus seventy-five (75) basis points, determined as at the date three (3) days before the prepayment date, compounded semiannually, from the date such amount would be due), over (y) the principal amount of such Note to be prepaid, and (b) in connection with any Note becoming or being declared to be due and payable pursuant to ss.11.1 hereof, an amount equal to the greater of (i) zero or (ii) the excess of (x) the sum of the present values, as at the date such Note became or was declared to be due and payable, of the amount of each remaining payment of interest (excluding any interest accrued to the date such Note became or was declared to be due and payable) on and principal of such Note (each such amount discounted separately at the Treasury Rate, plus seventy-five (75) basis points, determined as at the date on which such Note became or was declared to be due and payable, compounded semiannually, from the date such amount would have been due), over (y) the outstanding principal amount of such Note.

            The term "Material Adverse Effect" shall mean (A) a material adverse
                      -----------------------
      effect on the financial condition, business, properties or profits of the Company or of the Company and its Subsidiaries, taken as a whole, (B) an adverse effect on the ability of the Company to perform its obligations under this Agreement or the Notes, or (C) an adverse effect on the legality, validity or enforceability of this Agreement or the Notes or the rights and remedies of the holders of the Notes thereunder.

            The term "Minority  Interests" shall mean, with respect to a Person,
                      -------------------
      any shares of stock of any class of a Subsidiary (other than directors' qualifying shares as required by law) that are not owned by that Person and/or one or more of its Subsidiaries. "Minority Interests" shall be
                                                  -------------------
      valued by valuing "Minority Interests" constituting preferred stock at the
                         ------------------
      voluntary or involuntary liquidation value of such preferred stock, whichever is greater, and by valuing "Minority Interests" constituting
                                              -------------------
      common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing "Minority
                                                                        --------
      Interests" in preferred stock.
      ---------

            The term "Moody's" shall mean Moody's Investors Service, Inc.
                      -------

            The  term  "Multiemployer  Plan"  shall  mean  any  Plan  that  is a
                        -------------------
      "multiemployer plan" (within the meaning of Section 3(37) of ERISA).

            The term "NAIC Statement" shall have the meaning set forth in ss.3.2
                      --------------
      hereof.

            The term "Net  Write-offs"  shall  mean,  for any Fiscal  Year,  the
                      ---------------
      write-offs of the Company and its Subsidiaries determined on a consolidated basis as reported by the Company to the Commission in the Company's financial statements filed as part of its most recently filed Form 10-K.

            The term "Noteholder" shall mean each holder from time to time of an
                      ----------
      outstanding Note.

            The term "Notes" shall have the meaning set forth in ss.1.1 hereof.
                      -----

            The term "Offering  Memorandum"  shall have the meaning set forth in
                      --------------------
      ss.2.3(a) hereof.

            The term "Officer's  Certificate" shall mean a certificate  executed
                      ----------------------
      on behalf of the Company by any of its chief executive officer, president, chief operating officer or chief financial officer.

            The term "Optional Prepayment Date" shall have the meaning set forth
                      ------------------------
      in ss.7.2(b) hereof.

            The term "outstanding", with respect to any of the Notes shall mean,
                      -----------
      as of the date of determination, all Notes theretofore delivered pursuant to this Agreement, except (i) Notes theretofore cancelled or delivered for cancellation, and (ii) Notes in exchange or replacement for which other

      Notes have been delivered pursuant to this Agreement; provided, however, that in determining whether the holders of the requisite aggregate unpaid principal amount of the Notes, outstanding have given any notice or taken any action hereunder, the Notes, held or owned, directly or indirectly, by the Company, or by any Subsidiary or any Affiliate, shall be disregarded and deemed not to be outstanding.

            The term "PBGC" shall mean the Pension Benefit Guaranty  Corporation
                      ----
      or any successor thereto.

            The term  "Pension  Plan"  shall mean any Plan that is an  "employee
                       -------------
      pension benefit plan" (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA.

            The term "Permitted Liens" shall mean:
                      ---------------

                  (a) Liens incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance bonds, purchase, construction or sales contracts and other similar obligations; provided, however, that (A) any obligation secured by any
                    --------   -------
      such Lien shall not be overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings during which there is no right to exercise remedies and adequate book reserves have been established in accordance with generally accepted accounting principles; and (B) all such Liens, pledges and deposits shall not in the aggregate materially impair the use or value of the properties of the Company and its Subsidiaries, taken as a whole, in the operation of the respective businesses of the Company and its Subsidiaries; and, provided further, that this clause (B)
                                          -------- -------
      shall not be deemed to permit any Liens  which may be imposed  pursuant to
      Section 4068 of ERISA;

                  (b) Liens securing taxes, assessments, governmental charges or levies, statutory Liens of landlords and Liens of carriers, warehousemen, materialmen, mechanics and other like Persons not yet due or the payment of which is not then required by ss.9.7 hereof; provided, however, that this clause (e) shall not be deemed to permit any Liens which may be imposed pursuant to Section 4068 of ERISA; and

                  (c) minor survey exceptions and minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the obligor or which customarily exist on properties of Persons engaged in similar activities and similarly situated and which do not in any event materially impair the use of any of such properties in the operation of the businesses of the Company and its Subsidiaries.

            The  term   "Person"   shall  mean  any   individual,   corporation,
                         ------
      partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subdivision thereof).

            The term "Plan" shall have the meaning set forth in ss.3.2 hereof.
                      ----

            The term  "Projections"  shall have the  meaning set forth in ss.2.4
                       -----------
hereof.

            The term "PTCE" shall have the meaning set forth in ss.3.2 hereof.
                      ----

            The term "Purchase Price" shall have the meaning set forth in ss.1.2
                      --------------
      hereof.

            The term  "Purchasers"  shall mean the purchasers of the Notes named
                       ----------
      in Schedule I hereto.

            The term "Put Event"  shall have the meaning set forth in  ss.7.3(d)
                      ---------
hereof.

            The term "Qualified  Institutional Buyer" shall have the meaning set
                      ------------------------------
      forth in Rule 144A of the Securities Act.

            The term "Rental Expense" shall mean, for any period,  the aggregate
                      --------------
      amount of rentals paid by the Company and its Subsidiaries under operating leases for which the Company or any Subsidiary is directly or indirectly liable, determined on a consolidated basis in accordance with generally accepted accounting principles.

            The term "Required  Noteholders"  shall mean the holders of at least
                      ---------------------
      (66 2/3%) of the aggregate outstanding principal amount of the Notes.

            The term  "Restricted  Investments"  shall mean, with respect to the
                       -----------------------
      Company or any Subsidiary, any direct or indirect purchase or other acquisition by such Person of stock or other securities of any other Person (other than the Company or a Subsidiary), or any other direct or indirect loan, advance (other than advances to officers and employees for moving and travel expenses, made in the ordinary course of business) or capital contribution by such Person to any other Person, including all Indebtedness and accounts receivable for such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business (in each case, an "Investment"); provided,
                                                        ----------     --------
      however,  that  the  following  Investments  shall  not  be  deemed  to be
      -------
      Restricted Investments:

                  (a) marketable direct  obligations  issued or  unconditionally guaranteed by the United States of America or any agency thereof and maturing within one (1) year from the date of acquisition thereof;

                  (b) certificate of deposit, maturing no more than one (1) year from the date of creation thereof, issued by commercial banks organized under the laws of the United States or any state of the United States, each such commercial bank having membership in the Federal Deposit Insurance Corporation and each having (x) combined capital, surplus and undivided profits of not less than $500,000,000 and (y) an unsecured long-term debt rating of at least "A" or better by S&P and Moody's;

                  (c) commercial paper of corporations  organized under the laws of a jurisdiction within the United States of America maturing not more than 270 days from the date of issuance thereof and having a rating of at least "A-1" or better by S&P or "P-1" or better by Moody's;

                  (d) Investments held on the Closing Date which would otherwise constitute Restricted investments and are (i) listed or aggregated in Item 2.1 of Schedule II, or (ii) Investments acquired by the Company or a Subsidiary that are permitted by clause (e) of this definition;

                  (e) any Investment  acquired by the Company or a Subsidiary in the ordinary course of its business, as described in ss.9.3(b) above, and in compliance with applicable legal investment laws and regulations;

                  (f) Investments by the Company or any Subsidiary in a newly formed entity or through the acquisition of an existing entity, in either case where such entity is engaged in a business described under Section 9.3(b) and where, after giving effect to such investment or acquisition, the Company or a Subsidiary owns at least 80% of the voting equity of securities of such entity;

                  (g) any Investments consisting of loans or portfolios of loans acquired by the Company or a Subsidiary of a type described in ss.9.3(b) above, and in compliance with applicable legal investment laws and regulations;

                  (h) any Investment acquired by the Company as partial consideration for the transfer to one or more real estate investment trusts (REITs) of loans previously acquired by the Company, provided that the consideration for such transfer shall be primarily paid in cash and provided further that such Investment shall not exceed 20% of the issued and outstanding capital stock (or comparable equity interest) of such REIT; and

                  (i) any other Investments purchased after the Closing Date the purchase price of which does not, as of the date of any determination hereunder, in the aggregate exceed five percent (5%) of Consolidated Net Tangible Assets as of such date of determination.

      In computing the amount of any Restricted Investment, unrealized increases or decreases in value, or write-ups, write-downs or write-offs of such Restricted Investment shall be disregarded.

            The term  "Restricted  Payment" shall mean (a) any dividend or other
                       -------------------
      distribution, direct or indirect, in respect of any shares of the capital stock of the Company or any Subsidiary other than dividends or other distributions payable solely in shares of its capital stock, or warrants, rights, or options therefor, and dividends or other distributions by any Subsidiary to the Company or a Wholly-Owned Subsidiary; or (b) any purchase, redemption, retirement or other acquisition of any shares of capital stock of the Company or any Subsidiary, now or hereafter outstanding, or of any warrants, rights or options evidencing a right to purchase or acquire any such shares. The amount of any Restricted Payment declared or paid or distributed in property shall be deemed to be the greater of its net book value or its fair value (as determined in good faith by the Company) at the time of making the Restricted Payment.

            The term "Rule 144A" shall mean Rule 144A under the Securities  Act,
                      ---------
      as presently in effect and as hereafter amended from time to time, or any superseding or substituted rule adopted by the Commission from time to time.

            The term "S&P" shall mean Standard & Poors Ratings Group.
                      ---

            The term "SEC" shall mean the Securities and Exchange Commission and
                      ---
      any successor organizations.

            The term "ss.7.3  Notice and Offer to Prepay" shall have the meaning
                      ----------------------------------
      set forth in ss.7.3(b) hereof.

            The term  "ss.7.3(c)  Response"  shall have the meaning set forth in
                       -------------------
      ss.7.4(c) hereof.

            The term "ss.7.3 Special Prepayment Date" shall have the meaning set
                      ------------------------------
      forth in ss.7.3(b) hereof.

            The term  "Securities Act" shall mean the Securities Act of 1933, as
                       --------------
      amended from time to time.

            The term  "Series"  or "Series of Notes"  shall have the meaning set
                       ------       ---------------
      forth in ss.1.1 hereof.

            The term  "Solvent"  shall  have the  meaning  set forth in  ss.2.27
                       -------
      hereof.

            The term "Source" shall have the meaning set forth in ss.3.2 hereof.
                      ------

            The term  "Special  Counsel"  shall  have the  meaning  set forth in
                       ----------------
      ss.4.1 hereof.

            The term "Special Prepayment Price" shall have the meaning set forth
                      ------------------------
      in ss.7.3 hereof.

            The term "Subordinated  Indebtedness" shall mean any Indebtedness of
                      --------------------------
      the Company subordinated to the Notes and other Indebtedness of the Company pursuant to provisions in the form set forth in Exhibit B hereto.
                                                              ---------

            The term  "Subsidiary",  with respect to any Person,  shall mean any
                       ----------
      corporation or partnership organized under the laws of the United States of America or a jurisdiction thereof, the financial statements of which are consolidated with the financial statements of such Person for generally accepted accounting principles financial reporting purposes. The term "Subsidiary", when used herein without reference to any particular
             ----------
      Person, shall mean a Subsidiary of the Company.

            The term "this  Agreement"  shall mean this Note Purchase  Agreement
                      ---------------
      (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

            The term  "Total  Indebtedness"  shall  mean,  as of the date of any
                       -------------------
      determination thereof, the aggregate of all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in accordance with generally accepted accounting principles.

            The term "Total  Subordinated  Indebtedness"  shall mean,  as of the
                      ---------------------------------
      date  of  determination   thereof,  all  Subordinated   Indebtedness  then
      outstanding.

            The term  "Transferee  Bank"  shall  have the  meaning  set forth in
                       ----------------
      ss.4.12 hereof.

            The  term   "Treasury   Rate"   shall  mean  for   purposes  of  any
                         ---------------
      determination of the Make-Whole Amount in respect of any principal amount of any Note, the yield to maturity for the actively traded marketable United States Treasury fixed interest rate securities with a maturity equal to the remaining Weighted Average Life to Maturity (rounded to the nearest month) of the Notes as of the date such Make-Whole Amount becomes due and payable, as set forth on page "USD" of the Bloomberg Financial Markets Service (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in United States Treasury fixed interest rate securities) at 9:00 a.m. (New York City time) as of the third Business Day preceding the date such Make-Whole Amount becomes due and payable. In the event that no such nationally recognized trading screen reporting on-line trading in United States Treasury fixed interest rate securities is available, "Treasury Rate" shall mean the arithmetic mean of the yields reported as weekly averages for the two most recently ended weeks so reported under the heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant
      Maturities" for the maturity corresponding to the remaining Weighted Average Life to Maturity (rounded to the nearest month) of the Notes as of the date such Make-Whole Amount becomes due and payable. For purposes of calculating the Treasury Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If no possible maturity for United States Treasury fixed interest rate securities exactly corresponds to such rounded Weighted Average Life to Maturity, yields for the two most closely corresponding published maturities shall be calculated and the Treasury Rate shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For purposes hereof, "Statistical Release" shall mean the statistical release designated
       --------------------
      "H.15(519)" (or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States Treasury fixed interest rate securities adjusted to constant maturities) or such other reasonably comparable index which shall be designated by the Required Holders.

            The term "Total  Unsecured  Indebtedness"  shall mean the  aggregate
                      ------------------------------
      amount Indebtedness of the Company and its Subsidiaries included in Total Indebtedness and not secured by any Lien on any assets or properties of the Company or any of its Subsidiaries.

            The  term  "Unencumbered  Assets"  shall  mean an  amount  equal  to
                        --------------------
      Consolidated Net Tangible Assets less that portion of Total Indebtedness which is secured by any Lien on assets of the Company or any Subsidiary.

            The term "Voting Stock",  with respect to a corporation,  shall mean
                      ------------
      the stock of such corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the Board of Directors (or other governing body) of such corporation.

            The term "Weighted  Average Life to Maturity" of any borrowed funds,
                      ----------------------------------
      as of the date of the determination thereof, shall mean the number of years obtained by dividing the then Remaining Dollar-years of such borrowed funds by the then outstanding principal amount thereof. The term "Remaining Dollar-years" of any borrowed funds shall mean the amount
       -----------------------
      obtained by (a) multiplying the amount of each then remaining sinking fund, serial maturity or other required repayment, including repayment at final maturity, by the number of years (calculated to the nearest one-twelfth) which will elapse between the time in question and the date of the repayment and (b) totaling all of the products obtained in (a).

            The term "Wholly-Owned"  shall mean, as applied to any Subsidiary of
                      ------------
      the Company, a Subsidiary of the Company, all the outstanding shares (other than directors' qualifying shares, if required by law) of every class of stock of which are at the time owned by the Company, by one or more Wholly-Owned Subsidiaries or by the Company, and one or more
      Wholly-Owned Subsidiaries;  provided,  however, that any Subsidiary of the
                                  --------   -------
      type referred to in the last proviso of ss.9.15(b) also shall be deemed to be a Wholly-Owned Subsidiary for all purposes of this Agreement.

      ss.12.2 Directly or Indirectly.  Any provision in this Agreement referring
              -----------------------
to action to be taken by any Person, or that such Person if prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

      ss.12.3  Accounting  Terms.  All accounting terms used herein that are not
               ------------------
otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time.

      ss.12.4  GOVERNING  LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY
               ---------------
AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

      ss.12.5  Independence  of  Covenants.  Each  covenant  made by the Company
               ----------------------------
herein is independent of each other covenant so made. The fact that the operation of any such covenant permits a particular action to be taken or condition to exist does not mean that such action or condition is not prohibited, restricted or conditioned by the operation of the provisions of any other covenant herein.

      ss.12.6 Saturdays,  Sundays,  Holidays,  etc. If the last or appointed day
              -------------------------------------
for the taking of any action required or permitted hereby or by the Notes (including, but not limited to, the payment of principal of, or interest or premium, if any, on, the Notes) shall be a Saturday, Sunday or a day which is not a Business Day in New York, New York, then such action may be taken on the next succeeding day which is a Business Day in such city; provided, however, that if, pursuant to the provisions of this ss.12.6, the time for the payment of any amount in respect of the Notes is postponed, interest on such amount shall continue to accrue during the period of such postponement.

      ss.12.7  Headings.  The headings of the Sections and other  subsections of
               ---------
this Agreement have been inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

SECTION 13.       MISCELLANEOUS.

      ss.13.1  Notices.  All  communications  under this Agreement or any of the
               --------
Notes shall be in writing and shall be delivered by (a) registered or certified mail with return receipt requested if the sender on the same days sends a confirming copy of such notice by telecopy or (b) by overnight air courier (i) if to you, to you at your address set forth in Schedule I hereto, marked for attention as there indicated, or at such other address as you may have furnished to the Company in writing, (ii) if to any other holder of a Note, to it at its address listed in the books for the registration and registration of transfer of Notes to be maintained by the Company pursuant to ss.8.1 hereof, or at such other address as such holder shall have furnished to the Company in writing, and
(iii) if to the Company, to it at the address shown at the head of this Agreement, or at such other address as it shall have given notice of to you and all other holders of Notes issued by it and at the time outstanding in accordance with the terms of this ss.13.1. All such written communications shall be deemed to have been given upon receipt thereof.

      ss.13.2 Survival.  All  representations,  warranties and covenants made by
              ---------
the Company herein or by the Company in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute representations and warranties of the Company, as the case may be, as applicable hereunder.

      ss.13.3 Successors and Assigns; Transfer of Notes. This Agreement shall be
              ------------------------------------------
binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder; provided, however, that
                                                        --------   -------
you shall not have any obligation to purchase Notes of any Person other than the Company. Whether or not expressly so stated and subject to the restrictions set forth therein, the provisions of Sections 5 through 12 of this Agreement are intended to be for your benefit and for the benefit of all holders from time to time of any of the Notes and shall be enforceable by you and any other such holder whether or not an express assignment to such holder of rights under this Agreement shall have been made by you or your successors or assigns; and provided, further, that the provisions of Section 5 and ss.ss.6.2, 6.3, 9.1 and
--------   -------
9.5 hereof shall also be for the benefit of, and shall be enforceable by, any Person who shall no longer be a holder of any Note but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, such a holder.

      ss.13.4  Amendment  and Waiver.  (a) This  Agreement  and the Notes may be
               ----------------------
amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Company and (i) on or prior to the Closing Date, you and (ii) after the Closing Date, the Required Holders; provided, however, that no such amendment, supplement or waiver shall, without
--------   -------
the written consent of the holders of all the Notes then outstanding, (x) change, with respect to the Notes, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Notes is required to be made; or (y) reduce the percentage of the aggregate principal amount of Notes required for any amendment, consent or waiver hereunder.

      (b) Any amendment, supplement or waiver effected in accordance with this ss.13.4 shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Company. Notwithstanding any other provision of this Agreement, no consent to any such amendment, supplement or waiver by any Noteholder, shall have any effect for the purposes of this ss.13.4 if such amendment, supplement or waiver was obtained in connection with or in anticipation of the purchase by the Company, any Affiliate of the Company or any other Person of any Note from the holder thereof, unless the holder of each Note at the time outstanding has executed an amendment, supplement or waiver, as the case may be, to substantially the same effect as the amendment, supplement or waiver obtained from such Noteholder.

      (c) The Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereof. Executed or true and correct copies of any waiver effected pursuant to the provisions of this ss.13.4 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Notes. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment or any of the terms and provisions of this Agreement or the Notes unless such remuneration is concurrently paid, on the same terms ratably to the holders of all of the Notes then outstanding.

      ss.13.5  Confidentiality.  Any  information  contained in any document and
               ----------------
delivered by the Company to, and any other information received by, the holder of any Note pursuant to this Agreement that shall have been designated in writing as confidential shall be held in confidence by such holder in accordance with such internal procedures as such holder shall apply generally to confidential information; provided, however, that such holder may disclose any
                           --------   -------
such information (a) as has become generally available to the public, (b) as may be required in any report, statement or testimony required to be submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such holder including, without limitation, the National Association of Insurance Commissioners or similar organizations or their successors, (c) as may be required in response to any summons or subpoena or in connection with any litigation, (d) to the extent that such holder believes it appropriate in order to comply with any law, order, regulation or ruling applicable to such holder, (e) to a prospective transferee in connection with any contemplated transfer of a Note by such holder, and (f) otherwise as may be reasonably necessary to the enforcement of such holder's rights with respect to any Notes or under this Agreement.

      ss.13.6   Indemnification  Against  Claims,  etc.  (a)  The  Company  will
                ---------------------------------------
indemnify and hold harmless each of you, your directors, officers, employees and each Person, if any, who controls you within the meaning of the Securities Act or the Exchange Act (any and all of whom are referred to as the "Indemnified
                                                                     -----------
Party") from and against any and all losses,  claims,  damages and  liabilities,
-----
joint or several (including, without limitation, all legal fees or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any pending or threatened claim, action or proceeding, whether or not resulting in any liability), to which such Indemnified Party may become subject (whether or not such Indemnified Party is a party thereto) under any applicable federal or state law or otherwise caused by or arising out of, or allegedly caused by or arising out of, this Agreement or any transaction contemplated hereby, other than losses, claims, damages or liabilities resulting from any representation made by you in Section 3 hereof, any breach by you of the terms of this Agreement, or any failure by you to comply with government regulations applicable to and to be complied with by you.

      (b) Promptly after receipt by an Indemnified Party of notice of any claim, action or proceeding with respect to which an Indemnified Party is entitled to indemnity hereunder, such Indemnified Party will notify the Company of such claim or the commencement of such action or proceeding; provided, however, that
                                                         --------  -------
the failure of an Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations under this ss.13.6 with respect to such Indemnified Party, except to the extent that the Company is actually prejudiced by such failure. The Company will assume the defense of such claim, action or proceeding and will employ counsel satisfactory to the Indemnified Party and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party will be entitled, at the expense of the Company, to employ counsel separate from counsel for the Company and for any other party in such action if the Indemnified Party reasonably determines that a conflict of interest or other reasonable basis exists which makes representation by counsel chosen by the Company not advisable; provided, however, that the Company shall
                                      --------   -------
not be obligated to pay for the fees and expenses of more than one counsel of all Indemnified Parties. In the event an Indemnified Party (or any of its officers, directors or employees) appears as a witness in any action or proceeding brought against the Company in which an Indemnified Party is not named as a defendant, the Company agrees to reimburse such Indemnified Party for all out-of-pocket expenses incurred by it (including fees and expenses of counsel) in connection with its appearing as a witness. The obligations of the Company under this ss.13.6 shall survive the payment or prepayment of the Notes and the termination of this Agreement.

      ss.13.7  Indemnity for Funds  Availability at Closing.  In connection with
               ---------------------------------------------
the closing under this Agreement, the Company is requesting that you make available for funding an amount equal to the Purchase Price. If, for any reason, the closing does not occur as scheduled on the Closing Date, the Company hereby agrees to protect, indemnify and hold you harmless from and against any and all losses, liabilities, obligations, expenses (including, with limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against you in any way resulting from, caused by or arising out of the failure of the closing to occur as scheduled on the Closing Date, including, without limitation, any and all losses resulting from the inability to reinvest any amounts reserved, set aside or otherwise to be made available at the scheduled closing at a rate of interest equal to or greater than the rate of interest on the Notes. The obligations of the Company under this ss.13.7 shall survive the payment or prepayment of the Notes and the termination of this Agreement.

      ss.13.8 Counterparts.  This Agreement may be executed and delivered to you
              -------------
simultaneously in one or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

      ss.13.9  Reproduction  of  Documents.  This  Agreement,  and all documents
               ----------------------------
relating hereto (other than the Notes), including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the closing of your purchase of Notes, and (c) financial statements, certificates and other information heretofore or hereafter furnished to you, may be reproduced by you by any photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

      ss.13.10 Consent to Jurisdiction and Venue. The Company hereby irrevocably
               ----------------------------------
(i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or any Note may be brought in a court of record in the State of New York or in the courts of the United States of America located in such State, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (iii) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it will not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. The Company irrevocably consents to the service of any and all process in any such suit, action or proceeding by mail copies of such process to the Company at its address for notices provided in ss.13.10 hereof. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this ss.13.10 shall be by registered or certified mail, return receipt requested. Nothing in this ss.13.7 shall affect your right to serve legal process in any other manner permitted by law or affect your right to bring any suit, action or proceeding against the Company or any of its properties in the courts of any other jurisdiction.

      If the foregoing is satisfactory to you, please sign the form of acceptance on the enclosed counterparts hereof and return the same to the Company, whereupon this Note Purchase Agreement, as so accepted, shall become a binding contract between you and the undersigned.

                                Very truly yours,

                                LITCHFIELD FINANCIAL CORPORATION



                                By: /s/ Ronald Rabiodu
                                   -----------------------------
                                  Name:  Ronald Rabidou
                                  Title: Chief Financial Officer


The foregoing Note Purchase Agreement is hereby accepted.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
  OF AMERICA

By:    /s/ Sanjeev Handa
   --------------------------
    Name:  Sanjeev Handa
    Title: Associate Director
           Private Placements